                       CONSOLIDATED, AMENDED AND RESTATED
                 MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT,
                    SECURITY AGREEMENT, FINANCING STATEMENT,
                    FIXTURE FILING AND ASSIGNMENT OF LEASES,
                          RENTS AND SECURITY DEPOSITS

                  THIS CONSOLIDATED, AMENDED AND RESTATED MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS (herein, together with all amendments and supplements thereto, this "Mortgage"), dated as of August 7, 1998, is made by HOMESTEAD VILLAGE LIMITED PARTNERSHIP, a Delaware limited partnership having an address c/o Homestead Village Incorporated, 2100 RiverEdge Parkway, Atlanta, Georgia ("Borrower"), to (i) (A) ALEXANDER TITLE AGENCY, INC., a Virginia corporation, having an address at 7921 Jones Branch Drive, 6th Floor, McLean, VA 22102, with respect to the Maryland and Virginia properties; (B) CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation, One Exchange Plaza, Suite 707, Raleigh, North Carolina, with respect to the North Carolina properties; and (C) JOSEPH B. PITT, JR., a resident of Davidson County, Tennessee, having an address of Chicago Title Insurance Company, 414 Union Street, suite 1800, Nashville, Tennessee 37219, with respect to the Tennessee properties (Alexander Title Agency, Inc., Chicago Title Insurance Company and Joseph B. Pitt, Jr., with respect to such properties and together with their successors and assigns, "Trustee"), as trustee for MIDLAND LOAN SERVICES, INC., a Delaware corporation, having an address at 210 West 10th Street, Kansas City, Missouri 64105, together with its successors and assigns, "Lender"), with respect to the properties located in Maryland, North Carolina, Tennessee and Virginia, as more particularly described herein (the "Deed of Trust States"), and (ii) Lender, with respect to the properties located in Florida and Georgia (the "Mortgage and Security Deed States").

                              W I T N E S S E T H :

                  WHEREAS,  Borrower is the record and beneficial owner of a fee simple interest in those certain properties located on and comprising the land described (i) with respect to the Deed of Trust States, in Exhibit "A-1" through "A-13" , and (ii) with respect to the Mortgage and Security Deed States, in Exhibit "A-14" through "A-26", attached hereto, (collectively, the "Land") which properties are encumbered by those certain mortgages, deeds of trust and security deeds described on Exhibit "B" attached hereto (the "Original Mortgages"), which Original Mortgages secured those certain promissory notes described on Exhibit "C" attached hereto in the aggregate principal amount of Ninety Eight Million Twenty Eight Thousand Four Hundred Seventy-One Dollars ($98,028,471) (the "Original Notes");

                  WHEREAS, Lender is making an additional loan to Borrower on the date hereof in the amount of $24,000,000 (the "Advance") so that the combined outstanding principal balance on the Note (as herein defined) is $122,028,471.

                  WHEREAS, the Original Notes have been superceded, and in renewal, substitution and replacement therefor, and consolidation with the Advance, Assignor and Assignee have executed that certain Consolidated Amended, Renewed and Restated Promissory Note, dated as of the date hereof (together with all amendments, modifications, supplements, restatements, substitutions and replacements thereof and thereto, the "Note"), which Note evidences one consolidated joint and several indebtedness of Assignee in the principal amount of ONE HUNDRED TWENTY-TWO MILLION TWENTY-EIGHT THOUSAND FOUR HUNDRED SEVENTY-ONE DOLLARS ($122,028,471) (the "Loan"). The Note shall be payable as specified therein, with an initial stated maturity date of June 30, 1999 (the "Initial Maturity Date"). The Initial Maturity Date or such earlier date as may be required under the terms of the Note or such later date that may be specified by Lender pursuant to the terms of the Note (being referred to herein as the "Maturity Date"); and

                  WHEREAS, in connection with the consolidation, amendment and restatement of the Note, Borrower, Trustee and Lender hereby desire to renew, consolidate, amend and restate the Original Mortgages in their entirety to form a single lien on the Mortgaged Property in the amount equal to the Loan Amount, securing the principal amount due and owing under the Note; and

                  WHEREAS, this Mortgage shall be construed so as to provide that, (i) in the Deed of Trust States, all conveyances shall be to the Trustee for the benefit of Lender, and (ii) in the Mortgage and Security Deed States, all conveyances shall be to Lender; and

                  WHEREAS, Borrower, Trustee and Lender intend these recitals to be a material part of this Mortgage.

                  NOW, THEREFORE, in consideration of the Loan to Borrower evidenced by the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Trustee and Lender hereby agree that the Original Mortgage and Additional Mortgages are hereby renewed, consolidated, amended and restated as follows:

        TO  SECURE:

              (1) payment and performance of all covenants, conditions, liabilities and obligations of Borrower to Lender contained in, and payment of the indebtedness evidenced by, the Note plus all interest payable thereunder; and

             (ii)  paymen  and   performance  of  all   covenants,   conditions,
liabilities and obligations contained in this Mortgage and any extensions, renewals or modifications hereof; and

            (iii) payment and performance of all covenants, conditions, liabilities and obligations of Borrower contained in the Assignment of Leases and Rents, dated as of the date hereof (together with any extensions, renewals or modifications thereof, the "Assignment of Leases"), between Borrower, as assignor, and Lender, as assignee and the Cash Collateral Account, Security, Pledge and Assignment Agreement, dated as of the date hereof (together with any extensions, renewals or modifications thereof, the "Cash Collateral Agreement"), among Borrower, Lender and LaSalle National Bank; and

           (iv)  payment  and   performance   of  all   covenants,   conditions,
liabilities and obligations of Borrower contained in each of the other Loan Documents (as defined below); and

            (v) without limiting the foregoing, payment of all indebtedness, liabilities, and amounts from time to time incurred by Lender pursuant to the Note, this Mortgage or such other Loan Documents, even if the aggregate amount of the monetary obligation outstanding at any one time exceeds the face amount of the Note (all of the foregoing indebtedness, monetary liabilities and obligations set forth in clauses (i)-(iv) above and this clause (v), collectively, the "Indebtedness"); and

           (vi) payment of the Indebtedness together with the payment and performance of all other covenants, conditions, liabilities and obligations described and set forth in clauses (i)-(v) above and in this clause (vi), collectively, the "Obligations."

                                GRANTING CLAUSES

                  NOW, THEREFORE, THIS MORTGAGE WITNESSETH: that Borrower, in consideration of the premises, the Indebtedness secured by the Note, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged (a) has mortgaged, warranted, granted, bargained, sold, alienated, released, confirmed, conveyed, pledged and assigned and (b) by these presents does hereby irrevocably grant and create a first priority Lien (as defined below), subject to the Permitted Encumbrances and the provisions hereof and of the other Loan Documents, on and security interest in, and does hereby MORTGAGE, WARRANT, GRANT A SECURITY INTEREST IN, GRANT, BARGAIN, SELL, ALIENATE, RELEASE, CONFIRM, CONVEY, PLEDGE, ASSIGN, TRANSFER AND SET OVER TO LENDER (OR TRUSTEE, IF APPLICABLE), WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, for the benefit and use of Lender and its successors and assigns forever, and TRUSTEE, ITS SUCCESSORS AND ASSIGNS, all its estate, right, title and interest now owned or hereafter acquired in, to and under any and all the property (collectively, the "Mortgaged Property") described in the following Granting Clauses:

               (A)   the Land;

               (B) all of Borrower's right, title and interest in and to the buildings, foundations, structures, improvements and fixtures now or hereafter located or erected on the Land (the "Improvements");

               (C) all of Borrower's right, title and interest, if any, in and to (i) al streets, avenues, roads, alleys, passages, places, sidewalks, strips and gores of land and ways, existing or proposed, public or private, adjacent to the Land, and all reversionary rights with respect to the vacation of said streets, avenues, roads, alleys, passages, places, sidewalks and ways in the land lying thereunder, (ii) all air, lateral support, drainage, oil, gas and mineral rights, options to purchase or lease, waters, water courses and riparian rights now or hereafter pertaining  to or used in  connection  with the Land  and/or  Improvements,
     (iii) all and singular, the tenements, hereditaments, rights of way, easements, appendages and appurtenances and property now or hereafter belonging or in any way appertaining to the Land, and (iv) all estate, right, title, claim or demand whatsoever, either at law or in equity, in possession or expectancy, of, in and to the Land (collectively, the "Appurtenances");

               (D) all of Borrower's  right,  title and interes in and to all of the machinery,ppliances, apparatus, equipment, fittings, fixtures, materials, articles of personal property and goods of every kind and nature whatsoever, and all additions to and renewals and replacements thereof, and all substitutions therefor, now or hereafter affixed to, attached to, placed upon or located upon or in the Land, or any part thereof, and used in connection with the use, ownership, management, maintenance, enjoyment or operation of the Land in and present or future occupancy or use thereof and now owned or leased or hereafter owned or leased (to the extent permitted by the applicable Lease) by Borrower including, but without limiting the generality of the foregoing, all heating, lighting, laundry, cooking, incinerating, loading, unloading and power equipment, boilers, dynamos, stokers, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, and communications apparatus, air cooling and air conditioning apparatus, building materials and equipment, elevators, escalators, carpeting, shades, draperies, awnings, screens, doors and windows, blinds, stoves, ranges, refrigerators, dishwashers, cabinets, office equipment, furniture and furnishings, partitions, ducts and compressors (other than equipment and personal property of tenants of the Land or the Improvements, or any part thereof) hereinafter collectively called "Building Equipment"), and Borrower agrees to execute and deliver, from time to time, such further instruments
     (including, without limitation, Uniform Commercial Code of the applicable State in which a Property is located (the "UCC")) as may be reasonably requested by Lender to confirm the lien of this Mortgage on any Building Equipment or any Intangible;

               (E) Without limiting the generality of the provisions of any other Granting Clause, all of Borrower's rights, title, interest, privileges and franchises in and to the following, now owned or hereafter acquired by Borrower, to the extent of Borrower's interest therein and thereto and to the extent assignable (collectively, "Operating Assets"):

               (i) bookings for the use of guest rooms, meeting rooms at the extended stay hotels or at any other improvements now or hereafter located on any of the Land;

              (ii) all contracts respecting utility services for, and the maintenance, operations, or equipping of, the Property, including guaranties and warranties relating thereto;

             (iii) the permits and licenses held by Lender or required to operate the hotels located on the Land;

              (iv) all contract  rights,  leases  (whether  with respect to real property, personal property or both real and personal property), concessions, trademarks, trade names, service marks, logos, copyrights, warranties and other items of intangible personal property, and any and all good will associated with the same relating to the ownership or operation of the extended stay hotels or of any other improvements now or hereafter located on any of the Land, including, without limitation, (i) telephone and other communication numbers, (ii) all software licensing agreements as are required to operate computer software systems at the extended stay hotels or at any other improvements now or hereafter located on any of the Land and books and records relating to the software programs, and (iii)lessee's interest under leases of Tangible Personal Property (as hereinafter defined);

              (v) all contracts, purchase orders, requisitions and agreements entered into by or on behalf of Borrower or which have been assigned to Borrower, for the design, construction, and furnishing of the extended stay hotels or of any other improvements now or hereafter located on any of the Land, including, without limitation, architect's agreements, engineering agreements, construction contracts, consulting agreements and agreements or purchase orders for all items of Tangible Personal Property and any payment or performance bonds in favor of Borrower (and all warranties and guarantees thereunder and warranties and guarantees of any subcontractor and bonds issued in connection with the work to be performed by any subcontractor);

             (vi) the following personal property (the "Tangible Personal Property") now or hereafter acquired by Borrower (directly or by way of lease) which is located on, or to be located on, or which is in use or held in reserve storage for future use in connection with the operations of, the extended stay hotels or of any other improvements now or hereafter located on any of the Land, which are on hand or on order whether stored on-site or off-site:

                    1.   all  furniture,  furnishings,   equipment,   machinery,
               apparatus, appliances fixtures and fittings and other articles of tangible personal property;

                    2.  all  china,   glassware,   linens,   kitchen   utensils,
               silverware and uniforms;

                    3. all consumables and operating  supplies of every kind and nature, including, without limitation, accounting supplies, guest supplies, forms, printing, stationery, food and beverage stock, bar supplies, laundry supplies and brochures to existing purchase orders;

                    4. all upholstery material, carpets and rugs, beds, bureaus, chiffonniers, chairs, chests, desks, bookcases, tables, curtains, hangings, pictures, divans, couches, ornaments, bars, bar fixtures, safes, stoves, ranges, refrigerators, radios, televisions, clocks electrical equipment, lamps, mirrors, heating and lighting fixtures and equipment, ice machines, air conditioning machines, fire prevention and extinguishing apparatus, laundry machines, and all similar and related articles used in bedrooms, sitting rooms, bathrooms, boudoirs, halls, closets, kitchens, dining rooms, offices, lobbies, basements and cellars in the extended stay hotel and in any other improvements now or hereafter located on any of the Land;

                    (5) all cars, vans, buses,  trucks, and other vehicles owned or leased by Borrower for use in connection with the operation of the Property, together with all equipment, parts and supplies used to service, repair, maintain and equip the foregoing;

                    (6) all drawings, designs, plans and specifications prepared by architects, engineers, interior designers, landscape designers and any other professionals or consultants for the design, development, construction and/or improvement of the extended stay hotels, or for any other development of the Land, as amended from time to time;

                    (7) any administrative and judicial proceedings initiated by
               Borrower, or in which Borrower has intervened, concerning the extended stay hotels or the Land, and agreements, if any, which are the subject matter of such proceedings;

                    (8) any customer lists utilized by Borrower  including lists of transient guests and restaurant and bar patrons; and

                    (9) all of the  good  will in  connection  with  the  assets listed in this Granting Clause (E) and in connection with the operation of the hotel.

                  Except as otherwise set forth herein and in the other Loan Documents, the assignment made by this Granting Clause (E) shall not impair or diminish any right, privilege or obligation of Borrower with respect to the Operating Assets, nor shall any such obligation be imposed on Lender.

                  All such right, title and interest of Borrower in and to each of the twenty-six (26) distinct parcels or sets of parcels of the Land and Borrower's interest in and to the Improvements, Building Equipment and Operating Assets located thereon and such other property with respect thereto described in the foregoing Granting Clauses is herein called a "Property" and all such Properties are herein collectively called the "Properties".

          (F) all of Borrower's right, title and interest as lessor or licensor, as the case may be, in, to and under all leases, underlettings, concession agreements and licenses of the Properties, or any part thereof, now existing or hereafter entered into by Borrower including, without limitation, any cash and securities deposited thereunder (collectively, the "Leases"), the grant of such cash and securities hereunder being expressly subject to the provisions of the applicable Leases, and all of Borrower's right, title and interest, subject to the provisions of Section 9, in the right to receive and collect the revenues, income, rents, issues, profits, royalties and other benefits payable under any of the Leases or otherwise arising from the use or enjoyment of all or any portion of the Properties including, without limitation, transient and other hotel room rentals and rentals of other portions of the Improvements (collectively, the "Rents");

          (G) subject to the provisions of Section 6 hereof, all of Borrower's right, title and interest in and to all proceeds, judgments, claims, compensation, awards or payments hereafter made to Borrower for the taking, whether permanent or temporary, by condemnation, eminent domain, or for any conveyance made in lieu of such taking, of the whole or any part of the Properties, including, without limitation, all proceeds, judgments, claims, compensation awards or payments for changes of grade of streets or any other injury to or decrease in the value of the Properties, whether direct or consequential, which said awards and payments are hereby assigned to Lender, who is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the Indebtedness in such order as Lender may determine in accordance with the provisions of this Mortgage without regard to the adequacy of Lender's security hereunder and notwithstanding the fact that the amount thereof may not then be due and payable, and toward the payment of reasonable counsel fees, costs and disbursements incurred by Lender in connection with the collection of such awards or payments; and Borrower hereby agrees, upon request, to make, execute and deliver any and all further assignments and other instruments sufficient for the purpose of confirming this assignment of said proceeds, judgments, claims, compensation awards or payments to Lender, subject to Section 6 hereof, free, clear and discharged of any encumbrances of any kind or nature whatsoever other than the Permitted Encumbrances;

          (H) subject to the provisions of Section 6 hereof, all of Borrower's right, title and interest in and to all unearned premiums paid under insurance policies now or hereafter obtained by Borrower to the extent the same insure the Properties and any other insurance policies required to be maintained pursuant to Section hereof to the extent the same insure the Properties including, without limitation, liability insurance policies and Borrower's interest in and to all proceeds of the conversion and the interest payable thereon, voluntary or involuntary, of the Mortgaged Property, or any part thereof, into cash or liquidated claims including, without limitation, proceeds of casualty insurance, title insurance (other than liability insurance) or any other insurance maintained on or with respect to the Properties;

          (I) all right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and Appurtenances to, the Properties, hereafter acquired by or released to Borrower or constructed, assembled or placed by Borrower on the Properties, and all conversions of the security constituted thereby; immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, to the extent permitted by law, without any further mortgage, conveyance, assignment or other act by Borrower, any of such extensions, improvements, betterments, renewals, substitutes and replacements shall become subject to the Lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Borrower and specifically described herein;

          (J) all of Borrower's right, title and interest in, to and under, to the extent the same may be encumbered or assigned by Borrower pursuant to the terms thereof without occurrence of a breach of default thereunder or a violation under applicable law, and without impairment of the validity or enforceability thereof, (i) any Operating Agreements (as defined below) and all contracts and agreements relating to the Properties (other than the Leases), and other documents, books and records related to the ownership and operation of the Properties; (ii) to the extent permitted by law, all consents, licenses (including, to the extent permitted by law, any licenses held by Borrower permitting the sale of liquor at the Properties the transfer and/or assignment of which is permitted by law without filing or other qualification), warranties, guaranties, building permits and government approvals relating to or required for the construction, completion, occupancy and operation of the Properties; (iii) all plans and specifications for the construction of the Improvements, including, without limitation, installations of curbs, sidewalks, gutters, landscaping, utility connections and all fixtures and equipment necessary for the construction, operation and occupancy of the Improvements; (iv) all such other contracts and agreements (other than the Leases) from time to time executed by Borrower relating to the ownership, leasing, construction, maintenance, operation, occupancy or sale of the Properties, together with all rights of Borrower to compel performance of the terms of such contracts and agreements; and (v) subject to the terms of the Cash Collateral Agreement, the Accounts (as defined below) and any funds in such Accounts from time to time (it being understood that at such time as Borrower shall withdraw any amounts from any Accounts in accordance with the provisions of the Cash Collateral Agreement, the same shall cease to constitute part of the Mortgaged Property);

          (K) to the extent the same may be encumbered or assigned by Borrower pursuant to the terms thereof and to the extent permitted by law, all of Borrower's right, title and interest in, to and under escrows, documents, instruments, and general intangibles, as the foregoing terms are defined in the UCC, in any case which now or hereafter relate to, are derived from, or are used in connection with the Properties, and all contract rights, franchises, books, records, plans, specifications, permits, licenses, approvals, actions and causes of action which now or hereafter relate to, are derived from or used in connection with the Properties or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (collectively, the property described in the foregoing paragraphs (F), (G), (H), (I), (J) and this paragraph (K), the "Intangibles"); and

          (L) All of Borrower's right, title and interest in all proceeds, both cash and noncash, of the foregoing which may be sold or otherwise be disposed of pursuant to the terms hereof.

                  TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed, or mentioned and intended so to be, whether now owned or held or hereafter acquired, subject only to the Permitted Encumbrances, unto Lender (with respect to the Mortgage and Security Deed States), or Trustee (with respect to the Deed of Trust States), its successors and assigns, in fee simple, forever, upon the terms and conditions set forth herein and to secure the performance of, and compliance with, the obligations, covenants and conditions of this Mortgage and the other Loan Documents all as herein set forth.



               1 . Definitions. Wherever used in this Mortgage, the following terms, and the singular and plural thereof, shall have the following meanings. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Note:

               Accounts:   Shall  mean,   collectively,   the  Interest   Escrow
          Subaccount, the Mortgage Escrow Subaccount, the FF&E Escrow Subaccount, the Construction Completion Subaccount, the Operations and Maintenance Subaccount, the Borrower Remainder Subaccount and the Curtailment Reserve Subaccount (each as defined in the Cash Collateral Agreement), and any and all of Borrower's other accounts, general intangibles, chattel paper, cash or monies, wherever located, whether in the form of cash or checks, and all cash equivalents including all deposits and certificates of deposit, instruments, whether negotiable or non-negotiable, debt notes both certificated and uncertificated, repurchase obligations for underlying notes of the types described herein, and commercial paper (it being agreed that all of the foregoing must at all times qualify as Eligible Investments (as defined in the Cash Collateral Agreement)), (a) received in connection with the sale or other disposition of the Properties, (b) maintained by Borrower in a segregated account in trust for the benefit of Lender, or (c) held by Lender, but not any account maintained by Borrower or an Affiliate of Borrower or cash or cash equivalents that have been disbursed to Borrower in accordance with the Cash Collateral Agreement.

               Affiliate: Shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, or any general partner in, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

               Agent:  As  defined  in the Cash  Collateral  Agreement.

               Aggregate Alteration Threshold Amount: Shall mean five percent (5%) of the Loan Amount on the date hereof.

               Allocated Loan Amount: Shall mean the portion of the Principal Indebtedness allocated, solely for the purposes of performing certain calculations hereunder, to each Property as set forth in Schedule 1 annexed hereto and made a part hereof, as such amounts shall be adjusted from time to time as hereinafter set forth. In the case of a Total Loss in accordance with Section 6(i) where the Proceeds are less than 125% of the Allocated Loan Amount, each Allocated Loan Amount for each of the remaining Properties shall be increased by an amount equal to the product of (a) the difference between 125% of the applicable Allocated Loan Amount and the Proceeds, and (b) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of the Allocated Loan Amounts for the remaining Properties (prior to the adjustment in question). All calculations made pursuant to this Mortgage with respect to an Allocated Loan Amount (including Premium or scheduled interest payments on an Allocated Loan Amount) shall be certified to Lender by Borrower pursuant to an Officer's Certificate.

               Alteration:  As defined in Section hereof.

              Approved Banks: Shall mean banks or other financial institutions which have a minimum long-term unsecured debt rating of at least "AA" by each of the Rating Agencies, or if any such bank or other financial institution is not rated by all the Rating Agencies, then a minimum long-term rating of at least "AA" or its equivalent by the Rating Agencies involved in the Securitization.

               Appurtenances:  As defined in Granting  Clause (C) hereof.

               Assignee:  As defined in Section 57 hereof.

               Assignment of Leases:  As defined in the recitals  hereof.

               Best: As defined in Section 5(b).

               Building Equipment:  As defined in Granting Clause (D) hereof.

               Business Day: Shall mean any day except a Saturday, a Sunday or any other day on which commercial banks in the State of New York are authorized or obligated by law, governmental decree or executive order to be closed.

               Cash: Coin or currency of the government of the United States of America.


               Cash and Cash Equivalents: Shall mean any or a combination of the following: (i) Cash, and (ii) U.S. Government Obligations.

               Cash Collateral Agreement:  As defined in the recitals hereof.

               Closing Date: Shall mean the date the Loan and the transactions contemplated hereby are consummated.

               Code: Shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto, and any temporary or final regulations promulgated thereunder.

               Construction   Properties:   Shall  mean  the   Reston   property
          identified on Exhibit A-20, and the Merrifield property identified on Exhibit A-21.

               Construction Completion Subaccount: Shall have the meaning set forth in the Cash Collateral Agreement.

               Debt: Shall mean, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (excluding trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with GAAP, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA;
          (d) obligations issued for, or liabilities incurred on the account of, such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees or other agreement to become secondarily liable for any obligation of any other Person, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any Lien on any property of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

               Debt Service: Shall mean the amount of interest and principal due and payable in accordance with the Note, during any month, multiplied by the number of months with respect to the applicable period.

               Debt Service Coverage Ratio: Shall mean (i) with respect to each Property, the ratio, as determined by Lender in its reasonable discretion, of the Net Operating Income from the applicable Property adjusted pursuant to Lender's customary underwriting standards (including adjustment for an assumed 4% management fee and 4% FF&E reserve) based either on (A) the actual Net Operating Income from the applicable Property during the prior twelve (12) months, or, if the applicable Property has not been open for at least fifteen (15) months, (B) a forecasted twelve (12) month period based on annualized actual Net Operating Income received from the Property during the period commencing three (3) months after the opening of the Property for business and ending on the last day of the month preceding such calculation, divided by an amount equal to the annualized Debt Service allocable to such Property and (ii) with respect to all of the Properties, the ratio, as determined by Lender in its reasonable discretion, of the Net Operating Income all of the Properties adjusted pursuant to Lender's customary underwriting standards (including adjustment for an assumed 4% management fee and 4% FF&E reserve) based either on (A) the actual Net Operating Income from the Properties during the prior twelve (12) months, or, if any Property has not been open for at least fifteen (15) months, (B) a forecasted twelve (12) month period based on annualized actual Net Operating Income received from such Property during the period commencing three (3) months after the opening of such Property for business and ending on the last day of the month preceding such calculation, divided by an amount equal to the annualized Debt Service.

               Default: Shall mean the occurrence or existence of any event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder.

               Default Rate: Shall have the meaning set forth in the Note.

               Defeasance:  As defined in  Section 46 hereof.

               Defeasance Collateral: Shall mean Defeasance Eligible Investments included in the Mortgaged Property as collateral pursuant to Sections 38, 45 and 46 hereof (including, without limitation, all amounts then on deposit in the Defeasance Collateral Account).

               Defeasance  Collateral  Account: As defined in Section 47 hereof.

               Defeasance  Eligible  Investments:   Shall  mean  obligations  or
          securities not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, or the obligations of which are backed by the full faith and credit of the United States of America, the ownership of which will not cause Lender to be an "investment company" under the Investment Company Act of 1940, as amended, as evidenced by an Opinion of Counsel acceptable to Lender, and which qualify under ss. 1.860G-2(a)(8) of the Treasury regulations. All such obligations or securities shall mature or be redeemable, or provide for payments of interest thereon, on or prior to the Business Day preceding the date such amounts are required to be applied under this Mortgage.

               Direct  Beneficial  Owner:  Shall mean such  Persons  who own any
          direct   ownership   interest  in   Borrower.

               Environmental Certificate: As defined in Section 40(b) hereof.

               Environmental Claim: Shall mean any claim, action, cause of action, investigation or written notice by any Person alleging potential liability (including potential liability for investigatory costs, cleanup costs, natural resource damages, property damages, personal injuries or penalties) arising out of, based upon or resulting from (a) the presence, threatened presence, release or threatened release into the environment of any Hazardous Substances from or at any of the Properties, or (b) the violation, or alleged violation, of any Environmental Law, relating to the Properties.

               Environmental  Event:  As  defined  in  Section  (b)  hereof.

               Environmental Laws: Shall mean all present or future federal, state and local laws, statutes, rules, ordinances, and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation laws, statutes, rules, ordinances and regulations relating to emissions, discharges, releases of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.ss. 9601 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901 et seq.; the Toxic Substance Control Act, 15 U.S.C. ss.ss. 2601 et seq.; the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C. ss. 1251 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; and the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq., as the same may be hereafter amended or modified.

               ERISA: Shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

               Events of Default: Shall mean the occurrence of any of the following, each of which shall constitute an Event of Default under this Mortgage:

               (a) (i) Failure to make any payment of interest or principal on the Note when due; provided, however, that in the event of any such failure occurring prior to the Initial Maturity Date, or the Anticipated Securitization Maturity Date, if applicable pursuant to the terms of the Note after the delivery of a Securitization Extension Notice, the same shall constitute a default if it continues for a period of five (5) days after the same is due (with Default Interest payable as set forth in the Note), or (ii) failure to pay the principal balance of the Note when due and the same shall continue for a period of five (5) days after the same is due; or

               (b) Borrower fails to pay any other amount payable pursuant to this Mortgage or the Note when due and payable in accordance with the provisions hereof, with such failure continuing for ten (10) days after Lender delivers written notice thereof to Borrower; or

               (c) (i)  Failure  to keep in  force  the  insurance  required  by
          Section 5 of this Mortgage, or (ii) failure to comply with any other covenants set forth in Section 5 with such failure in this clause (ii) continuing for five (5) Business Days after Lender delivers written notice thereof to Borrower; or

               (d) Any default under the terms of Section 7b (subject to the terms of Section 7(c)) beyond any applicable time periods set forth therein, with such default continuing for five (5) days after Lender delivers written notice thereof to Borrower, or the incurrence of any Debt in violation of Section 11(c) of this Mortgage or the occurrence of any Transfer in violation of Sections 11(a) or 11(b)(but subject to the terms of Section 11(d)) of this Mortgage; or

               (e) Any attempt by Borrower to assign its rights under this Mortgage in violation of the terms hereof; or

               (f) Any other default in the performance or payment, or breach, of any material covenant, warranty, representation or agreement of Borrower contained herein or in any other Loan Document (other than a covenant, representation or agreement, a default in the performance or payment of or the breach of which is specifically addressed elsewhere in this definition), which default is not cured within thirty (30) Business Days after receipt by Borrower of notice from Lender in writing of such breach. If cure of such default (a) would require performance of an Obligation other than payment of Indebtedness to Borrower and (b) cannot be effected within said thirty (30) Business Day period despite Borrower's diligence in prosecuting such cure, then, provided Borrower commences to cure within said thirty (30) Business Day period and diligently prosecutes said cure to completion, subject only to Excusable Delays, the cure period provided hereunder shall be extended to such time as may be reasonably necessary to cure the default; provided, however, that such extended period shall in no event exceed one hundred-twenty (120) days plus time permitted for Excusable Delays; and provided, further, that Borrower shall provide Lender with a written report and evidence of the progress of Borrower's cure efforts (90) days after commencement of such one hundred-twenty (120) day cure period. Notwithstanding the foregoing sentence, the cure period provided hereunder may be extended for one
          (1) additional one hundred-twenty (120) day period, subject to Excusable Delays, if and only if (x) such default involves breach of a covenant (as distinct from a representation) and cure of such default would require physical construction or remedial work, and (y) such cure cannot with diligence be completed within the initial one hundred-twenty (120) day period. Borrower shall provide Lender with an additional written report and evidence of the progress of Borrower's cure efforts ninety (90) days after commencement of such additional one hundred-twenty (120) day cure period.

               (g) The entry by a court of (A) a decree or order for relief in respect of Borrower or its General Partner (as herein defined) in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging Borrower or its General Partner, if applicable, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Borrower or its General Partner under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of Borrower or its General Partner, if applicable, or of any substantial part of either of their respective property, or ordering the winding up or liquidation of either of their respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of more than ninety (90) consecutive days; or

               (h) The commencement by Borrower or General Partner, if applicable, of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of it in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by Borrower or its General Partner, if applicable, of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by Borrower or its General Partner, if applicable, to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of Borrower or its General Partner, if applicable, or of any substantial part of any of either of their respective property, or the making by Borrower or its General Partner, if applicable, of an assignment for the benefit of creditors, or the admission by Borrower or its General Partner, if applicable, in writing of its inability to pay its debts generally as they become due, or the taking of official partnership action of Borrower or corporate action of its General Partner, if applicable (or if, at any time, Borrower shall no longer be a partnership or the General Partner shall no longer be a corporation) in furtherance of any such action; or

               (i) This Mortgage or any other Loan Document or any Lien granted hereunder or thereunder shall, in whole or in part, terminate, cease to be effective or cease to be a legally valid, binding and enforceable obligation of Borrower, or any Lien securing the Indebtedness shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Encumbrances (except in any of the foregoing cases in accordance with the terms hereof or under any other Loan Document); or

               (j) The Debt Service Coverage Ratio, at any time, for all of the Properties is less than 1.10 to 1; or

               (k) The failure of Borrower to (i) open the Reston property identified on and A-25 and (ii) deliver a final and unconditional certificate of occupancy for said property to Lender, on or before September 30, 1998; or

               (l) The failure of Borrower to (i) open the Merrifield property identified on Exhibit A-26 and (ii) deliver final and unconditional certificate of occupancy for said properties to Lender, on or before November 30, 1998; or

               (m) Any "Event of Default" as defined in any Loan Document other than this Mortgage occurs.

               Exculpated  Parties:  As defined  in  Section 33 hereof.

               Excusable Delay: Shall mean a delay due to acts of God, governmental restrictions, stays, judgments, orders, decrees, enemy actions, civil commotion, fire, casualty, strikes, work stoppages, shortages of labor or materials or other causes beyond the reasonable control of Borrower, but lack of funds in and of itself shall not be deemed a cause beyond the control of Borrower.

               FF&E Escrow Subaccount: Shall have the meaning set forth in the Cash Collateral Agreement.

               First Class: Shall mean, with respect to each of the Properties, a standard of operation and maintenance consistent with first-class properties comparable to and in the same metropolitan area as a Property.

               GAAP: Shall mean the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the United States accounting profession, to the extent such principles are applicable to the facts and circumstances on the date of determination.

               General  Partner:   Shall  mean  HVI  Incorporated,   a  Delaware
          corporation.

               Governmental Authority: Shall mean any Federal, state or local government or any other political subdivision thereof exercising executive, legislative, judicial, regulatory or administrative functions.

               Hazardous Substance: Shall mean any material waste or material substance which is:

               (a) included within the definition of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in or pursuant to any Environmental Law, or subject to regulation under any Environmental Law;

               (b) listed in the United States Department of Transportation Optional Hazardous Materials Table, 49 C.F.R. ss. 172.101 enacted as of the date hereof or hereafter amended, or in the United States Environmental Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as enacted as of the date hereof or as hereafter amended; or

               (c)  an   explosive,   radioactive,   asbestos,   polychlorinated
          biphenyl, oil or petroleum product.

               Impositions:  Shall  mean all taxes  (including  all ad  valorem,
          sales  (including  those  imposed  on  lease  rentals),   use,  single
          business, gross receipts, value added, intangible transaction, privilege or license or similar taxes), governmental assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Mortgage), water, sewer or other rents and charges, excises, levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Mortgaged Property and/or any Rents (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (a) Borrower (including all income, franchise, single business or other taxes imposed on Borrower for the privilege of doing business in the jurisdiction in which the Mortgaged Property is located), (b) the Mortgaged Property, or any other collateral delivered or pledged to Lender in connection with the Loan, or any part thereof, or any Rents therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Mortgaged Property or the leasing or use of all or any part thereof. Nothing contained in this Mortgage shall be construed to require Borrower to pay any tax, assessment, levy or charge imposed on (i) any tenant occupying any portion of a Property or (ii) Lender in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

               Improvements:  As defined in Granting Clause (B) hereof.

               Indebtedness:   As  defined  in  the  recitals  hereof.

               Indemnified  Environmental Parties: As defined in Section hereof.

               Indemnified  Parties:  As  defined  in  Section 37 hereof.

               Independent Accountant: Shall mean Arthur Andersen LLP, or another firm of nationally recognized, independent certified public accountants selected by Borrower which is reasonably acceptable to Lender.

               Independent Appraiser: Shall mean an independent appraiser which is a member of the American Institute of Real Estate Appraisers selected by Borrower and having at least five (5) years of experience in the applicable real estate market where a Property is located in the valuation of properties of the type being appraised.

               Independent Architect: Shall mean an independent architect, engineer or construction consultant selected by Borrower, licensed to practice in the State where a Property is located and having at least five (5) years of experience and that is acceptable to Lender in its sole and absolute discretion.

               Independent Director: Shall mean an individual reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding two (2) years (i) a shareholder of, or an officer or employee of, Borrower or any of its shareholders, subsidiaries or affiliates, (ii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or affiliates, (iii) a person or other entity controlling any such shareholder, supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, employee, supplier or customer of any other director of Borrower. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

               Initial  Land:  As  defined  in  the  recitals  hereof.

               Insurance Requirements: Shall mean all terms of any insurance policy required hereunder covering or applicable to any Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of which Borrower has notice of the national board of fire underwriters (or any other body exercising similar functions) applicable to or affecting any Property or any part thereof or any use of any Property or any part thereof.

               Intangibles:  As defined in Granting  Clause (K) hereof.

               Land: As defined in the recitals hereof.

               Leases:  As defined in Granting Clause (F) hereof.

               Legal  Requirements:  As defined in Section 13(a) hereof.

               Letter of Credit: Shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit in favor of Lender and entitling Lender to draw thereon in New York, New York, issued by a domestic Approved Bank or the United States agency or branch of a foreign Approved Bank, or if there are no domestic Approved Banks or U.S. agencies or branches of a foreign Approved Bank then issuing letters of credit, then such letter of credit may be issued by a domestic bank, the long term unsecured debt rating of which is the highest such rating then given by the Rating Agencies to a domestic commercial bank. If at any time the bank issuing any such Letter of Credit shall cease to be an Approved Bank, Lender shall have the right immediately to draw down the same in full and hold the proceeds of such draw in accordance with the applicable provisions hereof, unless Borrower shall deliver a replacement Letter of Credit within thirty
          (30) days after Lender delivers written notice to Borrower that such bank shall have ceased to be an Approved Bank.

               Liabilities:  As defined in Section  59(D)(ii)(B) hereof.

               Lien: Shall mean any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, security interest, security title, or any other encumbrance of, on or affecting the Mortgaged Property or any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

               Loan: As defined in the recitals hereof.

               Loan Amount: Shall mean the Principal Amount from time to time of the Loan, which initially shall be$122,028,471.

               Loan Documents: Shall mean this Mortgage, the Assignment of Leases, Rents and Security Deposits, the Cash Collateral Agreement, the Note, and any and all other agreements, instruments or documents executed by Borrower evidencing, securing or delivered in connection with the Loan and the transactions contemplated hereby.

               Loan to Value Ratio: Shall mean (i) with respect to each Property, the ratio, as determined by Lender in its reasonable discretion, of the Allocated Loan Amount with respect to any Property, divided by the fair market value of the applicable Property as determined by an Independent Appraiser acceptable to Lender and (ii) with respect to all of the Properties, the ratio, as determined by Lender in its reasonable discretion, of the Principal Amount, divided by the aggregate value of the Properties as determined by an Independent Appraiser acceptable to Lender.

               Material Adverse Effect: Shall mean any event or condition that has a material adverse effect on (i) all of the Properties taken as a whole, (ii) the business, prospects, profits, operations or condition (financial or otherwise) of Borrower, or (iii) the ability of Borrower to repay the principal and interest of the Indebtedness as it becomes due.

               Material Alteration: Shall mean any Alteration which, when aggregated with all related Alterations constituting a single project, involves an estimated cost exceeding the Threshold Amount with respect to Alterations (including the Alteration in question) being undertaken at a single Property at such time or the Aggregate Alteration Threshold Amount with respect to Alterations (including the Alteration in question) being undertaken at all the Properties at such time.

               Maturity Date: As defined in the recitals hereof.

               Maximum Foreseeable Casualty Loss: As defined in Section hereof.

               Minimum Defeasance Collateral Requirement: Shall mean, with respect to a Property Release resulting in a Defeasance, Defeasance Collateral in an amount equal to 125% of the Allocated Loan Amount applicable to the Property which is the subject of the Property Release, and sufficient to pay scheduled interest and principal payments (such payments, the "Defeasance Debt Service Payments") on the portion of the Loan equal to such Allocated Loan Amount on such Property. Sufficient portions of the Defeasance Collateral must mature on or before the dates when such amounts are required to be applied to pay Defeasance Debt Service Payments when due.

               ML: As defined in Section 59(D)(ii)(B) hereof.

               ML Group: As defined in Section 59(D)(ii)(B) hereof.

               Mortgage: As defined in the recitals hereof.

               Mortgage Escrow Account: As defined in Section hereof.

               Mortgage Escrow Amounts: As defined in Section hereof. Mortgage Escrow Security: As defined in Section hereof.

               Mortgaged Property: As defined in the Granting Clauses hereof.

               Lender: As defined in the introductory paragraph hereof.

               Borrower: As defined in the introductory paragraph hereof.

               Net Income: Shall mean, with respect to any period, all Operating Income less (x) all Operating Expenses for such period, (y) the Monthly Amount and all other amounts payable under the Loan (as such term is defined in the Note) and (z) the amount of Mortgage Escrow Amounts, other reserve and escrow amounts for such period and other reserves reasonably created by Borrower, as disclosed in an annual budget submitted to Lender pursuant to the terms of Section 5 of the Cash Collateral Agreement .

               Net Operating Income: Shall mean, with respect to any period, the excess of Operating Income over Operating Expenses for such period.

               Nondisqualification Opinion: Shall mean an opinion of tax counsel, which shall be independent outside counsel, to the effect that a contemplated action would not materially adversely affect the federal income tax status as a REMIC, trust or other vehicle of any REMIC, trust or other vehicle in which the Loan may be included at the time such opinion is required.

               Nondisturbance Agreement: As defined in Section 15(d) hereof.

               Note: As defined in the recitals hereof.

               Obligations: As defined in the recitals hereof.

               Officer's Certificate: Shall mean a certificate delivered to Lender and signed by an officer of Borrower or General Partner.

               Operating Agreements: Shall mean the reciprocal easement agreements, operating agreements and similar agreements affecting the ownership, use and operation of a Property included in the Permitted Encumbrances as such agreements have been or may hereafter be amended, modified or supplemented.

               Operating Expenses shall mean, for any period, without duplication, all expenses paid or to be paid by Borrower during such period in connection with the operation, management, maintenance, repair, leasing and use of the Mortgaged Property, determined on an accrual basis, including management fees and leasing expenses with the exception of leasing commissions.

               Operating Income: Shall mean, for any period, all income of Borrower during such period, determined on an accrual basis, from the operation of the Mortgaged Property as follows:

                    (i) all  amounts  payable to  Borrower by any Person as Rent and other amounts under Leases, license agreements, occupancy agreements or other agreements relating to the Mortgaged Property or, as applicable, a Property;

                    (ii) business interruption insurance; and

                    (iii) casualty and condemnation proceeds.

               Opinion of Counsel: Shall mean an opinion of counsel of a nationally recognized law firm reasonably acceptable to Lender and, at any time that the Loan is included in any securitization transaction, the Rating Agencies, procured by Borrower and rendered at Borrower's sole cost and expense.

               Original Mortgage(s): As defined in the recitals hereof.

               Original Note(s): As defined in the recitals hereof.

               Permitted Debt: As defined in Section hereof.

               Permitted Encumbrances: Shall mean:

                    (i) Liens for  Impositions  not yet due and payable or Liens arising after the date hereof which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section hereof;

                    (ii) In the case of Liens  arising  before  the date  hereof identified on Schedule 4 attached hereto, or after the date hereof, statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens arising by operation of law, which are insured over by the Title Company or for those arising after the date hereof are incurred in the ordinary course of business for sums which are being contested in good faith in accordance with Section 7(c);

                    (iii) All immaterial easements, rights-of-way,  restrictions and other similar charges or non-monetary encumbrances against real property and other agreements which do not materially and adversely affect (A) the ability of Borrower to pay any of its obligations to any Person as and when due, (B) the marketability of title to the Mortgaged Property, (C) the fair market value of the Mortgaged Property, or (D) the use or operation of the Mortgaged Property as of the Closing Date and thereafter;

                    (iv) Those matters set forth in the  "marked-up"  commitment for Lender's loan policy of title insurance concerning each of the Properties issued by the Title Company and agreed to by Lender in Lender's sole discretion;

                    (v) Liens in favor of Lender  under  this  Mortgage  and the other Loan Documents;

                    (vi)  Such  other  title   exceptions   as  Lender  and  the
               applicable Rating Agencies may approve in writing in their sole discretion.

               Person: Shall mean any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, and any federal, state, county or municipal government or any political subdivision thereof.

               Pledge: Shall have the meaning set forth in the recitals hereto.

               Principal Amount: Shall mean the principal amount of the Note, as defined therein.

               Principal Indebtedness: Shall mean the Principal Amount payable by Borrower under the Note.

               Proceeds: As defined in Section hereof.

               Property: As defined in Granting Clause (E) hereof.

               Property Release: As defined in Section 38(d) hereof.

               Properties: As defined in Granting Clause (E) hereof.

               Qualifying Manager: As defined in Section hereof.

               Rating Agencies: Shall mean Standard & Poor's Ratings Services, Duff & Phelps Credit Rating Co., Moody's Investors Services, Inc. and Fitch ICBA, Inc. or, if such corporation shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency designated by Lender, provided, however, that at any time during which the Loan is an asset of a securitization, "Rating Agencies" shall mean the rating agencies that from time to time rate the securities issued in connection with such securitization.

               Registration Statement: As defined in Section 59(d)(B) hereof.

               Release Date: As defined in Section 38(b) hereof.

               Renewal Lease: As defined in Section 15(b) hereof.

               Rents: As defined in Granting Clause (F) hereof.

               Required Opinion: Shall mean an Opinion of Counsel addressed to Lender and dated as of the date of delivery to the effect that (i) the Defeasance Collateral has been duly and validly assigned and delivered to Lender, (ii) the security interest of Lender for the ratable benefit of any certificateholder, with respect to the Defeasance
          Collateral, is a first priority perfected security interest as security for payment of the Note, which opinion may contain, and be subject to, conditions, exceptions and qualifications customarily included in such opinion, and (iii) making the payment which accompanies such opinion would not constitute an avoidable preference under Section 547 of the Bankruptcy Code or under applicable state law in the event of a filing of a petition for relief under the Bankruptcy Code or such applicable state law by or against Borrower, as to the portion of the Defeasance Collateral that is equal to the fair market value of the Property being released in connection with such payment.

               Room and Facility Leases: Shall mean Leases for short term hotel room and other customary rentals to transient guests of the extended stay hotels and users of the extended stay hotel facilities in the ordinary course of the operation of the extended stay hotels.

               Securities Act: As defined in Section 59(d)(B) hereof.

               Single  Purpose  Entity:  Shall  mean a  Person,  other  than  an individual, which (i) is formed or organized solely for the purpose of holding, directly, or, in the case of General Partner, indirectly, an ownership interest in the Properties, (ii) does not engage in any business unrelated to the Properties and the financing thereof, (iii) has not and will not have any assets other than those related to its interest in the Properties or the financing thereof or any indebtedness other than the Loan and trade payables incurred in the ordinary course of business and paid within the time periods set forth in the Loan Documents, and in amounts not to exceed those set forth in the Loan Documents, (iv) maintains its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, (v) holds itself out as being a Person, separate and apart from any other Person, (vi) does not and will not commingle its funds or assets with those of any other Person, (vii) conducts its own business in its own name; (viii) maintains separate financial statements, (ix) pays its own liabilities out of its own funds, (x) observes all partnership formalities or corporate formalities or limited liability company formalities, as applicable, (xi) maintains an arm's-length relationship with its Affiliates, (xii) pays the salaries of its own employees and maintains a sufficient number of employees in light of its contemplated business operations, (xiii) does not guarantee or otherwise obligate itself with respect to the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person, (xiv) does not acquire obligations or securities of its partners, members or shareholders, (xv) allocates fairly and reasonably shared expenses, including, without limitation, any overhead for shared office space, (xvi) uses separate stationery, invoices, and checks, (xvii) does not and will not pledge its assets for the benefit of any other Person or make any loans or advances to any other Person, (xviii) does and will correct any known misunderstanding regarding its separate identity, (xix) maintains adequate capital in light of its contemplated business operations, and
          (xx) has and will have a partnership or operating agreement, certificate of incorporation or other organizational document which complies with the standards and requirements for a Single Purpose Entity set by the Rating Agencies at such time. In addition, if such Person is a limited partnership, (1) all general partners of such Person shall be Single Purpose Entities, and (2) if such Person has more than one general partner, then the organizational documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent general partner exists. In addition, if such Person is a corporation, then, at all times: (a) such Person shall have at least one (1) Independent Director, and (2) the board of directors of such Person may not take any action requiring the unanimous affirmative vote of one hundred percent (100%) of the members of the board of directors unless all of the directors, including an Independent Director, shall have participated in such vote. In addition, if such Person is a limited liability company, (1) each managing member shall be a Single Purpose Entity, (2) its articles of organization, certificate of formation and/or operating agreement, as applicable, shall provide that such entity will dissolve only upon the bankruptcy of each managing member, and (3) if such Person has more than one managing member, then the organizational documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent managing member exists. In addition, such Person (1) without the unanimous consent of all of the partners, directors or members, as applicable, has not and will not with respect to itself or to any other Person in which it has a direct or indirect legal or beneficial interest (a) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or other similar official for such Person or all or any portion of such

          Person's properties, or (b) take any action that might cause such Person to become insolvent, (2) has and will maintain its books, records, resolutions and agreements as official records, (3) has held and will hold its assets in its own name, (4) has and will maintain its financial statements, accounting records and other entity documents separate and apart from any other Person, (5) has not and will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it.

               Taking: Shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Mortgaged Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting a Property or any part thereof.

               Tax Opinion: Shall mean an Opinion of Counsel to the effect that a contemplated action (a) will not result in any deemed exchange pursuant to Section 1001 of the Code of the Note; and (b) will not adversely affect the Note's or such other note's status as indebtedness for federal income tax purposes.

               Tenant: Shall mean any Person leasing, subleasing or otherwise occupying any portion of a Property.

               Threshold Amount: Shall mean five percent (5%) of the Allocated Loan Amount with respect to any Property.

               Title Company: Shall mean Chicago Title Insurance Corporation or such other title insurance companies acceptable to and issuing title policies to Lender.

               Total Defeasance Collateral Requirement: Shall mean with respect to a Defeasance of the Lien of this Mortgage, Defeasance Collateral in an amount sufficient to pay all principal indebtedness outstanding as of the date of Defeasance under the Note as it becomes due and sufficient to pay scheduled interest payments on the Loan and the actual average interest rate on the Note. All Defeasance Collateral must mature on or before the dates when such amounts are required to be applied to pay interest and principal on the Note when due.

               Total Loss: Shall mean (i) a casualty, damage or destruction of a Property, the cost of restoration of which (calculated in accordance with the provisions of Section 6 hereof) would exceed twenty five percent (25%) of the applicable Allocated Loan Amount, and with respect to which Borrower is not required, under the applicable Leases to apply Proceeds to the restoration of such Property or (ii) a permanent Taking of twenty five percent (25%) or more of the gross leasable area of a Property or so much of a Property, in either case, such that it would be impracticable, in Lender's sole discretion, even after restoration, to operate such Property as an economically viable whole and with respect to which the applicable Lease does not require such restoration.

               Transfer: Shall mean sell, assign, convey, transfer, pledge or otherwise dispose of, or where used as a noun, a sale, assignment, conveyance, transfer, pledge or other disposition.

               UCC: As defined in Granting Clause (F) hereof.

               Underwriter Group: As defined in Section 59(D)(ii)(B) hereof.

               U.S. Government Obligations: Any direct obligations of the United States Government, including, without limitation, treasury bills, notes and bonds.

               Work: As defined in Section hereof.

               All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Unless otherwise specified herein or therein, all terms defined in this Mortgage shall have the defined meanings when used in any other Loan Document or in any certificate or other document made or delivered pursuant thereto.

               The words "hereof," "herein" and "hereunder" and words of similar import when used in this Mortgage shall refer to this Mortgage as a whole and not to any particular provision of this Mortgage, and section, schedule and exhibit references are to this Mortgage unless otherwise specified. The words "includes" and "including" are not limiting and mean "including without limitation."

               In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

               References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto executed in writing by all of the parties thereto and, if Lender's consent was required for the original of any such document, consented to by Lender. All references in this Mortgage to the plural of any document described herein shall mean all of such documents collectively.

               References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation.

               The captions and headings of this Mortgage are for convenience of reference only and shall not affect the construction of this Mortgage.


                    REPRESENTATIONS, WARRANTIES AND COVENANTS

               Borrower represents and warrants to, and covenants and agrees with, Trustee and Lender as follows:

               2 . Warranty. Borrower owns good, indefeasible and insurable fee simple title to the Land and the Improvements, subject only to the Permitted Encumbrances. This Mortgage upon its due execution and proper recordation is and will remain a valid and enforceable (and, with respect to all personalty (as to which security interests are governed by the UCC), upon proper recordation and the filing of a financing statement) perfected first Lien on and security interest on the Land, Improvements and such personalty subject to the Permitted Encumbrances. Borrower represents and warrants that none of the Permitted Encumbrances will impair (i) the ability of Borrower to pay any of its obligations to any Person as and when due, (ii) the marketability of title to the Mortgaged Property, (iii) the fair market value of the Mortgaged Property, or (iv) the use or operation of the Mortgaged Property as of the Closing Date and thereafter. Borrower will preserve its fee simple title to the Mortgaged Property for so long as the Note remains outstanding and will warrant and defend same and the validity and priority of the Lien hereof from and against any and all claims whatsoever other than the Permitted Encumbrances.

               (b) This  Mortgage  and each of the Loan  Documents  executed  by
          Borrower, is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditor's rights generally in effect from time to time.

               (c) On the date hereof, no portion of the Improvements at a Property has been materially damaged, destroyed or injured by fire or other casualty which is not now fully restored or in the process of being restored;

               (d)  Borrower  (i) has full power and  authority  to carry on its business at each Property as currently conducted and (ii) has and will maintain or cause to be maintained in effect at all times until the Indebtedness and the Obligations are satisfied in full, all necessary material licenses, permits, authorizations, registrations and approvals to own, use and occupy each of the Properties, and (iii) except as otherwise disclosed, has not received any written notice of any violation of any such licenses, permits, authorizations, registrations or approvals that materially impair the value of a Property for which such notice was given or which would adversely affect the use or operation of any Property in any material respect;


               (e) As of the date hereof, Borrower has not received any written notice of any Taking or threatened Taking of any Property or any portion thereof which would adversely affect the use or operation of the Property in any material respect;

               (f) Each Property and the Equipment located on the Property constitutes all of the real property, equipment and fixtures currently owned or used by Borrower in the operation of the business located on such Property;

               (g) Each Property has adequate access to public streets, roads or highways;

               (h) Each Property constitutes a separate tax lot, with a separate tax assessment, independent of any other land or improvements, except as previously disclosed to Lender in writing;

               (i) All utility services necessary for the operation of each Property have been, or upon completion of construction will be connected and are or will be available in adequate capacities directly from utility lines and without the need for private easements not presently existing;

               (j) For so long as the Note remains unpaid, Borrower is not and shall not be an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) to which ERISA applies and Borrower's assets do not and will not constitute plan assets; and

               (k) As of the date hereof, Borrower is and shall remain a Single Purpose Entity.

               (l) Borrower shall, during each calendar month, deposit, or cause to be deposited, an amount equal to four percent (4%) of the Operating Income from the month second (2nd) preceding the month in which the deposit is made (i.e., the deposit in September shall be based on the Operating Income in July), into the FF&E Escrow Subaccount. Funds held in the FF&E Escrow Subaccount shall be used to pay for FF&E items approved by Lender in its reasonable discretion.

               (m) On the Closing Date, Borrower shall deposit, or cause to be deposited into the Construction Completion Escrow Subaccount, an amount equal to $3,023,744 (i.e.,100% the cost of completion of the Construction Properties). Provided no Event of Default shall have occurred and be continuing, Lender shall pay to Borrower, an amount equal to (i) $211,868 with respect to the Dulles North property identified on Exhibit A-23; (ii) $1,237,689 with respect to the Reston property identified on Exhibit A-20; and (iii) $1,574,187 with respect to the Merrifield property identified on Exhibit A-21, which amounts shall be paid to Borrower pursuant to the terms of Section 6(g), provided that the final payment for retainage shall be paid to Borrower upon the (A) completion and opening for business, (B) delivery of a final unconditional certificate of occupancy and (C) the completion of the "Punch List" items for each such property to Lender, and deposit the same into an account designated by Borrower.

               3 . Payment and Performance of Obligations Secured. Borrower shall promptly pay when due the principal of and interest on the Indebtedness and all other payment Obligations secured by this Mortgage, all in lawful money of the United States of America, and shall further perform fully and in a timely manner all Obligations of Borrower. All sums payable by Borrower hereunder shall be paid without demand, counterclaim, offset, deduction (except as required by law) or defense. Borrower waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim (other than mandatory counterclaims), setoff, deduction or defense.

               4. Negative Covenants. Borrower covenants and agrees that it shall not:

               (a) incur, create or assume any indebtedness for borrowed money or Transfer or lease the Mortgaged Property or any interest therein, except as permitted under Sections and hereof;

               (b) engage, directly or indirectly, in any business other than that of entering into this Mortgage and the other Loan Documents to which Borrower is a party and the ownership, management, leasing, construction, development, operation and maintenance of the Mortgaged Property for its present and related uses;

               (c) make advances or make loans to any Persons or entities (including Affiliates of Borrower) or hold any investments (other than Permitted Investments, Defeasance Collateral and Cash and Cash Equivalents) under this Mortgage;

               (d)  partition  a  Property  without  Lender's  consent;

               (e) commingle its assets with the assets of any of its Affiliates except in connection with the Cash Collateral Agreement;

               (f) guarantee any  obligations of any Person;

               (g) enter into any management agreement for any of the Properties without Lender's consent, except in accordance with Section 19 hereof;


               (h) enter into any agreement for the sale of any asset or transfer of any interest except as may be permitted hereby;

               (i) amend or modify any of its organizational documents needed to maintain its status as a Single Purpose Entity without Lender's consent;

               (j)  dissolve,  wind-up,  terminate,  liquidate,  merge  with  or
          consolidate  into  another  Person,   except  as  expressly  permitted
          pursuant to this Mortgage;

               (k) engage in any activity that would subject it to regulation under ERISA; or

               (l) voluntarily file or consent to the filing of a petition for bankruptcy, insolvency, reorganization, assignment for the benefit of creditors or similar proceeding under any Federal or state bankruptcy, insolvency, reorganization or other similar law or otherwise seek any relief under any laws relating to the relief of debts or the protection of debtors generally, without the unanimous consent of its general partners (including the unanimous consent of the directors of the corporate general partner or shareholders, as the case may be, which at all times shall include the consent of the Independent Director).

               5. Insurance.

               (a) Insurance Coverage Requirements. Borrower shall, at its sole cost and expense, keep in full force and effect insurance coverage of the types and minimum limits as follows during the term of this
          Mortgage:

                    (i) Property Insurance. Insurance with respect to the Improvements and the Building Equipment against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent Borrower from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Improvements and the Building Equipment (and must provide coverage of any additional costs associated with applicable Legal Requirements), and such policies shall be subject only to exclusions that are standard and customary for property comparable to the applicable Property and acceptable to the Rating Agencies and Lender. The term "full insurable value" means the actual replacement cost of the Improvements and the Building Equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) (but in no event less than 125% of the applicable Allocated Loan Amount) determined annually by an insurer, a recognized independent insurance broker or an Independent Appraiser selected and paid by Borrower and in no event less than the coverage required pursuant to the terms of any Lease; provided, however, if the terms of the applicable insurance policies expressly provide for insurance to be provided in the amount of the actual replacement cost of the Improvements and the Building Equipment or such policies contain a replacement cost endorsement, no such annual determination will be necessary;

                    (ii) Liability  Insurance.  Comprehensive  general liability insurance, including bodily injury, contractual injury, death and property damage liability, and excess and/or umbrella liability insurance against any and all claims, including all legal liability that could be imposed upon Lender, to the extent insurable, and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of each Property in such amounts as are generally required by institutional lenders for properties comparable to the Properties written on a per occurrence basis with a per occurrence limit of not less than Five Million Dollars ($5,000,000) and with an aggregate limit of not less than Ten Million Dollars ($10,000,000) per Property;

                    (iii) Workers'  Compensation  Insurance.  Statutory workers'
               compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by Borrower), with respect to any work by or for Borrower performed on or about any Property;

                    (iv)  Loss of  Rental  Value.  Loss  of  "rental  value"  or
               "business interruption" insurance in an amount sufficient to avoid any co-insurance penalty and to provide Proceeds which will cover the loss of Rents sustained during the period of at least twelve (12) months following the date of casualty. Such policies of insurance shall be subject only to exclusions that are acceptable to Lender and the Rating Agencies. The term "rental value" means the sum of (A) the total then ascertainable Rents payable or anticipated in the Budget and (B) the total ascertainable amount of all other amounts to be received by Borrower from third parties which are the legal obligation of Tenants, reduced to the extent such amounts would not be received because of Operating Expenses not incurred during a period of non-occupancy of that portion of such Property then not being occupied;

                    (v) Builder's All-Risk Insurance. During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the applicable Property against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits as Lender may request), in form and substance acceptable to Lender.

                    (vi) Boiler and Machinery Insurance. To the extent applicable, broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery and equipment, if any, located in, on or about each Property and insurance against loss of occupancy or use arising from any such breakdown in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for property comparable to each of the Properties;

                    (vii) Flood Insurance. If any Improvement on any Property is
               located within an area designated as "flood prone" or a "special flood hazard area" (as defined under the regulations adopted under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), flood insurance if available, in an amount equal to the lesser of the Allocated Loan Amount for the applicable Property and the maximum limit of coverage available with respect to the Property, acceptable to Lender, provided, however, that if flood insurance shall be unavailable from private carriers, flood insurance provided by the federal or state government, if available;

                    (viii) Windstorm Insurance. Windstorm coverage with such limits and deductibles as are generally required by institutional lenders for similar properties in the geographic area where the Orlando Property is located, in any event at least equal to the lesser of the Allocated Loan Amount for the Orlando Property and the maximum limit of coverage available with respect to the Orlando Property. Such coverage shall be placed with one or more reputable insurers and may insure additional properties on a pooled risk basis; and


                    (ix) Other Insurance.  At Lender's reasonable request,  such other insurance, including but not limited to earthquake insurance, with respect to the Mortgaged Property against loss or damage of the kinds from time to time customarily insured against and in such amounts as are generally required by institutional lenders on loans of similar amounts and secured by properties comparable to the Properties.

                    (b) Ratings of Insurers. Borrower will maintain the insurance coverage described in Section 5(a) above, in all cases, with one or more domestic primary insurers acceptable to Lender, having both (x) a claims-paying-ability rating by Standard & Poor's Ratings Services of not less than "AA" and its equivalent by any other Rating Agency, and (y) an Alfred M. Best Company, Inc. ("Best") rating of "A" or better and a financial size category of not less than IX. All insurers providing insurance required by this Mortgage shall be authorized to issue insurance in the state where the insured Property is located.

                    For the purposes hereof, "Maximum Foreseeable Casualty Loss"
               shall mean the estimate of a qualified fire protection engineer in connection with Borrower's existing insurance package of the maximum probable casualty loss which would be suffered in respect of the Improvements and Building Equipment as a result of damage caused by the perils covered by the insurance described in
               Section 5(a)(i).

                    The insurance  coverage  required  under Section 5(a) may be effected under a blanket policy or policies covering the Mortgaged Property and other properties and assets not constituting a part of the Mortgaged Property; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Mortgaged Property, and any sublimits in such blanket policy applicable to the Mortgaged Property, which amounts shall not be less than the amounts required pursuant to Section 5(a) and which shall in any case comply in all other respects with the requirements of this
               Section 5.

                    (c) Form of Insurance Policies;  Endorsements. All insurance policies shall be in such form and with such endorsements and in such amounts satisfactory to Lender (and Lender shall have the right to approve amounts, form, risk coverage, deductibles, loss payees and insureds). A certificate of insurance with respect to all of the above-mentioned insurance policies has been delivered to Lender and originals or certified copies of all such policies shall be delivered to Lender when the same are available and shall be held by Lender. Borrower shall deliver to Lender annually, simultaneously with the renewal of the insurance policies required hereunder, an Officer's Certificate stating that the insurance policies required to be delivered to Lender pursuant to this Section 5(c) are maintained with insurers who comply with the terms of Section 5(b) hereof, setting forth a schedule describing all premiums required to be paid by Borrower to maintain the policies of insurance required under this Section 5, and stating that Borrower has paid such premiums. All such policies shall name Lender as an additional named insured, shall provide that all Proceeds (except with respect to Proceeds of general liability and workers' compensation insurance) be payable to Lender as and to the extent set forth in Section 6 hereof, and shall contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by Lender notwithstanding the negligent or willful acts or omissions of Borrower; (ii) a waiver of subrogation endorsement in favor of Lender; (iii) an endorsement providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Borrower, Lender or any other named insured, additional insured or loss payee, except for the willful misconduct of Lender knowingly in violation of the conditions of such policy; (iv) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of First Class properties comparable to and in the general vicinities of the Properties, but in no event in excess of $100,000, except in the case of earthquake coverage, for which such deductible shall not be in excess of that generally required by institutional lenders on loans of similar amounts secured by comparable properties; and
               (v) a provision that such policies shall not be cancelled, terminated or expired without at least thirty (30) days' prior written notice to Lender, in each instance. Certificates of insurance with respect to all replacement policies shall be delivered to Lender not less than ten (10) Business Days prior to the expiration date of any of the insurance policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums. Originals (or certified copies) of such replacement insurance policies shall be delivered to Lender promptly after Borrower's receipt thereof but in any case within thirty (30) days after the effective date thereof. If Borrower fails to maintain and deliver to Lender the certificates of insurance required by this Mortgage, upon five
               (5) Business Days' prior notice to Borrower, Lender may, in accordance with the provisions of Section 8 hereof, procure such insurance, and all costs thereof (and interest thereon at the Default Rate) shall be added to the Indebtedness.

                    Lender  shall not, by the fact of  approving,  disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Borrower hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

                    (d) Compliance with Insurance  Requirements.  Borrower shall comply with all Insurance Requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Properties or cause or permit any condition to exist thereon which would be prohibited by any Insurance Requirement, or would invalidate insurance coverage required hereunder to be maintained by Borrower on or with respect to any part of any Property pursuant to this Section 5. Notwithstanding anything to the contrary, it is expressly understood and agreed that any insurance which Borrower shall cause any Tenant to provide that shall otherwise be in compliance with all of the terms and conditions of this Section 5 shall satisfy Borrower's obligations with respect thereto hereunder.

                    (e) Separate Insurance.  Borrower will not take out separate insurance contributing in the event of loss with that required to be maintained pursuant to this Section 5 unless such insurance complies with this Section 5.

                    (f) Blanket Policies. Except in the case of public liability insurance, upon Lender's request, Borrower shall deliver to Lender an Officer's Certificate setting forth (i) the number of properties covered by such policy, (ii) the location by city (if available, otherwise, county) and state of the properties, (iii) the average square footage of the properties (or the aggregate square footage), (iv) a brief description of the typical construction type included in the blanket policy and (v) such other information as Lender may reasonably request.

                    6. Condemnation and Insurance Proceeds.

                    (a) Borrower  will  promptly  notify  Lender in writing upon obtaining knowledge of (i) the institution of any proceedings relating to any Taking, or (ii) the occurrence of any casualty, damage or injury to, any Property or any portion thereof the restoration of which is estimated by Borrower in good faith to cost more than the Threshold Amount. In addition, notice of any casualty, damage, injury or Taking, the restoration of which is estimated by Borrower in good faith to cost more than the Threshold Amount, shall set forth such good faith estimate of the cost of repairing or restoring such casualty, damage, injury or Taking in reasonable detail if the same is then available and, if not, as soon thereafter as it can reasonably be provided.

                    (b) In the  event  of any  Taking  of or  casualty  or other damage or injury to a Property, Borrower's rights, titles and interests in and to all compensation, awards, proceeds, damages, claims, insurance recoveries, causes and rights of action (whether accrued prior to or after the date hereof) and payments which Borrower may receive or to which Borrower may become entitled with respect to the Mortgaged Property or any part thereof other than payments received in connection with any liability or loss of rental value or business interruption insurance (collectively, "Proceeds"), in connection with any such Taking of, or casualty or other damage or injury to, any Property or any part thereof are hereby assigned by Borrower to, and shall be paid to, Lender. Such Proceeds shall be applied by Lender to prepay the Note in accordance with the provisions hereof if (i) the Proceeds shall equal or exceed the Allocated Loan Amount with respect to the applicable Property, (ii) an Event of Default shall have occurred and be continuing, (iii) a Total Loss with respect to the applicable Property shall have occurred, (iv) the Work is not capable of being completed before the earlier to occur of (x) the date which is six (6) months prior to the

               Maturity Date, and (y) the date on which the business interruption insurance carried by Borrower shall expire, (v) the applicable Property is not capable of being restored substantially to its condition prior to such Taking or casualty, or (vi) Borrower is unable to demonstrate to Lender's reasonable satisfaction its continuing ability to pay the Loan. Notwithstanding anything to the contrary set forth in this Mortgage, however, and excluding situations requiring prepayment of the Note, to the extent such Proceeds do not exceed the Threshold Amount, or, if less than the Threshold Amount but when aggregated with all other then unapplied Proceeds with respect to any Property, do not exceed the Threshold Amount in the aggregate, such Proceeds are to be paid directly to Borrower to be applied to restoration of the Mortgaged Property in accordance with the terms hereof. Subject to the provisions of this Section and Sections and hereof (except that Proceeds paid in respect of the insurance described in Section 6(b) shall be deposited directly into the Operating Account (as defined in the Cash Collateral Agreement), promptly after the occurrence of any damage or destruction to all or any portion of such Property or a Taking of a portion of such Property, in either case which shall not constitute a Total Loss, Borrower shall either cause such Property to be released from the lien of this Mortgage in accordance with Section 38 hereof, or shall commence and diligently prosecute to completion, subject to Excusable Delays, the repair, restoration and rebuilding of such Property (in the case of a partial Taking, to the extent it is capable of being restored) (such repair, restoration and rebuilding are sometimes hereinafter collectively referred to as the "Work") so damaged, destroyed or remaining after such Taking in full compliance with all material Legal Requirements and free and clear of any and all Liens except Permitted Encumbrances; it being understood, however, that Borrower shall not be obligated to restore such Property to the precise condition of the Property prior to any partial Taking of, or casualty or other damage or injury to the Property, if the Work actually performed, if any, or failed to be performed, shall have no material adverse effect on the value of the Property from the value that the Property would have had if the same had been restored to its condition immediately prior to such Taking or casualty. Borrower will, in good faith and in a commercially reasonable manner, file and prosecute the adjustment, compromise or settlement of any claim for Proceeds and, subject to Borrower's right to receive the direct payment of any Proceeds as provided above, and, with respect to Proceeds from a Total Loss, subject to the provisions below and subject to the applicable terms of the Leases, including any rights of the Tenants thereunder, will cause the same to be paid directly to Lender, to be held and applied in accordance with the provisions of this Mortgage. Except upon the occurrence and during the continuance of an Event of Default, Borrower may settle any insurance claim with respect to Proceeds which does not exceed the Threshold Amount. If an Event of Default shall have occurred and be continuing, or if Borrower fails to file and/or prosecute any insurance claim for a period of fifteen (15) Business Days following Borrower's receipt of written notice from Lender, Borrower hereby irrevocably empowers Lender, in the name of Borrower as its true and lawful attorney-in-fact, to file and prosecute such claim (including settlement thereof) with counsel satisfactory to Lender and to collect and to make receipt for any such payment, all at Borrower's expense (including payment of interest at the Default Rate for any amounts advanced by Lender pursuant to this Section ). In the event of (i) a Total Loss resulting from a casualty, damage or destruction, if either (A) the cost to repair the Property as estimated by the Independent Architect would exceed the Threshold Amount and the restoration of the Property cannot reasonably be completed before the date which is the later to occur of the date of expiration of any business interruption insurance or the date of expiration of any Letter of Credit posted in lieu thereof or in addition thereto and under such circumstances Borrower is not required under the applicable Lease to make Proceeds available for restoration of the Property, or (B) Lender elects not to permit Borrower to restore the Property or (ii) a Total Loss resulting from a Taking, Borrower shall be required to comply with the provisions of Section 6(i) below and Lender shall apply such Proceeds, first toward reimbursement of Lender's reasonable costs and expenses in connection with recovery of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then as required by Section 6(i) hereof. Any Proceeds remaining after prepayment in part as set forth in Section 6(i) hereof shall be paid to Borrower or as it may direct in writing. Whether or not an Event of Default shall have occurred and be continuing, Lender shall have the right to approve, such approval not to be unreasonably withheld, any settlement which is for Proceeds in excess of the Threshold Amount and Borrower will deliver or cause to be delivered to Lender all instruments reasonably requested by Lender to permit such approval. Borrower will pay all reasonable costs, fees and expenses reasonably incurred by Lender (including all reasonable attorneys' fees and expenses, the reasonable fees of insurance experts and adjusters and reasonable costs incurred in any litigation or arbitration), and interest thereon at the Default Rate to the extent not paid within five (5) Business Days after delivery of a request for reimbursement by Lender, in connection with the settlement of any claim for insurance or Taking Proceeds and seeking and obtaining of any payment on account thereof in accordance with the foregoing provisions. If any Proceeds are received by Borrower and may be retained by Borrower pursuant to this Section 6, such Proceeds shall, until the completion of the related Work, be held in trust for Lender and shall be segregated from other funds of Borrower to be used to pay for the cost of the Work in accordance with the terms hereof, and in the event such Proceeds exceed the Threshold Amount, such Proceeds shall be forthwith paid directly to and held by Lender in a segregated account in trust for Borrower, in each case to be applied or disbursed in accordance with this Section 6.

                    (c) In the event that any Proceeds (other than Proceeds paid with respect to the insurance described in Section 6(b)) are in excess of the Threshold Amount, then all Proceeds (other than any portion of any Proceeds paid with respect to the insurance described in Section 6(b) which shall be deposited directly into the Operating Account) shall be paid over to Lender and shall be applied as follows: first, toward reimbursement of Lender's or its agent's reasonable costs and expenses in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then, to the prepayment of the Indebtedness secured hereby (which prepayment shall be made on the next Payment Date occurring after an elected or required prepayment hereunder), without prepayment premium or penalty, only if:

                    (i) (A) the  amount of the  Proceeds  is equal to or greater than the outstanding Allocated Loan Amount with respect to any Property, or

                         (B) the  casualty  or Taking  occurs on a date which is
                    less than one hundred-eighty (180) days prior to the final Maturity Date (as defined in the Note), or

                         (C) more than twenty-five percent (25%) of the rentable
                    area of the applicable Property shall have been the subject of a casualty or shall have been taken, or

                    (ii) such  Proceeds  were the result of a Taking,  and after restoration is completed, there are excess Proceeds which were not required to effect such restoration, in which event prepayment shall be made to the extent of such unneeded Proceeds. Any excess Proceeds shall be applied to the prepayment of the Indebtedness secured hereby (which prepayment shall be made on the next Payment Date occurring after completion of the Work, without penalty or premium).

                    (d) Upon the  occurrence  and during the  continuance  of an
               Event of Default hereunder, or in the event that any Proceeds are required to be paid to Lender pursuant to subparagraph (b) above, then all Proceeds while an Event of Default exists, and any such Proceeds so required to be paid to Lender shall be paid over to Lender (if not paid directly to Lender) and shall be applied first toward reimbursement of Lender's reasonable costs and expenses (plus interest thereon at the Default Rate to the extent not paid within five (5) Business Days after delivery of a request for reimbursement by Lender) actually incurred in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including reasonable administrative costs and inspection fees, and then to be applied or disbursed in accordance with Sections 20 and 21.

                    Subject to  Borrower's  rights  pursuant to Section 38(b) to cause the Property to be released from the Lien of this Mortgage, Borrower shall be obligated to restore, or cause the applicable Tenant to restore, the Property following casualty or which has been subject to a partial Taking in accordance with the provisions of this Section 6, whether or not the Proceeds shall be sufficient, provided that, if applicable, the Proceeds shall be made available to Borrower by Lender in accordance with this Mortgage.

                    (e)  INTENTIONALLY  DELETED

                    (f) If  Proceeds  are not  required  to be  applied  towards payment of the Indebtedness pursuant to the terms hereof, then Lender shall make the Proceeds which it is holding pursuant to the terms hereof (after payment of any reasonable expenses actually incurred by Lender in connection with the collection thereof plus interest thereon at the Default Rate to the extent the same are not paid within five (5) Business Days after request for reimbursement by Lender) available to Borrower for payment of or reimbursement of Borrower's or the applicable Tenant's expenses incurred with respect to the Work, upon the terms and subject to the conditions set forth below and in Section 6(g) hereof:


                         (i) at the  time  of  loss  or  damage  or at any  time
                    thereafter while Borrower is holding any portion of the Proceeds, there shall be no continuing Event of Default hereunder;

                         (ii) if the estimated cost of the Work (as estimated by
                    the Independent Architect referred to in clause (iii) below) shall exceed the Proceeds, Borrower shall, at its option (within a reasonable period of time after receipt of such estimate) either deposit with or deliver to Lender (and promptly following any such deposit or delivery, Borrower shall provide written notice of same to the Rating Agencies)
                    (A) Cash and Cash Equivalents, (B) a Letter or Letters of Credit in an amount equal to the estimated cost of the Work less the Proceeds available, or (C) such other evidence of Borrower's ability to meet such excess costs and which is reasonably satisfactory to Lender and the Rating Agencies; and

                         (iii) Lender shall,  within a reasonable period of time
                    prior to request for initial disbursement, be furnished with an estimate of the cost of the Work accompanied by an Independent Architect's certification as to such costs and appropriate plans and specifications for the Work. The plans and specifications shall require that the Work be done in a First Class workmanlike manner at least equivalent to the quality and character of the original work in the
                    Improvements (provided, however, that in the case of a partial Taking, the Property restoration shall be done to the extent reasonably practicable after taking into account the consequences of such partial Taking), so that upon completion thereof, the Property shall be at least equal in value and general utility to the Property prior to the damage or destruction; it being understood, however, that Borrower shall not be obligated to restore the Property to the precise condition of the Property prior to any partial Taking of, or casualty or other damage or injury to, the Property, if the Work actually performed, if any, or failed to be performed, shall have no material adverse effect on the value of the Property from the value that such Property would have had if the same had been restored to its condition immediately prior to such Taking or casualty. Borrower shall restore all Improvements such that when they are fully restored and/or repaired, such Improvements and their contemplated use fully comply with all applicable material Legal Requirements including zoning, environmental and building laws, codes, ordinances and regulations.

                    (g) Disbursement of the Proceeds in Cash or Cash Equivalents
               to Borrower shall be made from time to time (but not more frequently than once in any month) by Lender but only for so long as no Event of Default shall have occurred and be continuing, as the Work progresses upon receipt by Lender of (i) an Officer's Certificate dated not more than ten (10) days prior to the application for such payment, requesting such payment or reimbursement and describing the Work performed that is the subject of such request, the parties that performed such Work and the actual cost thereof, and also certifying that such Work and materials are or, upon disbursement of the payment requested to the parties entitled thereto, will be free and clear of Liens other than Permitted Encumbrances and (ii) an Independent Architect's certificate certifying performance of the Work together with an estimate of the cost to complete the Work. No payment made prior to the final completion of the Work, except for payment made to contractors whose Work shall have been fully completed and from which final lien waivers have been received, shall exceed ninety-five percent (95%) of the value of the Work performed and materials furnished and incorporated into the Improvements from time to time, and at all times the undisbursed balance of said Proceeds together with all amounts deposited, bonded, guaranteed or otherwise provided for pursuant to clause 6(c)(ii) above, shall be at least sufficient to pay for the estimated cost of completion of the Work; final payment of all Proceeds remaining with Lender shall be made upon receipt by Lender of a certification by an Independent Architect, as to the completion of the Work substantially in accordance with the submitted plans and specifications, final lien releases, and the filing of a notice of completion, if available pursuant to applicable Legal Requirements, and the expiration of the period provided under the law of the State in which the applicable Property is located for the filing of mechanic's and materialmen's liens which are entitled to priority as to other creditors, encumbrances and purchasers, as certified pursuant to an Officer's Certificate, and delivery of a certificate of occupancy with respect to the Work, or, if not applicable, an Officer's Certificate to the effect that a certificate of occupancy is not required.

                    (h) If,  after  the  Work is  completed  and  all  costs  of completion have been paid, there are excess Proceeds after repaying to Borrower any out-of-pocket costs incurred by Borrower in connection with the performance of the Work which costs were approved by Lender in connection with its approval of the Work, then upon ten (10) days' prior written notice from Borrower to Lender, provided no Event of Default has occurred and is then continuing, Borrower shall have the option of directing Lender to either (1) retain such Proceeds in the FF&E Account to be applied by Borrower to the cost of improvements, alterations, tenant improvements or other capital improvements at the Property, or
               (2) apply such excess Proceeds with respect to the Taking of or damage or injury to the Mortgaged Property to the payment or prepayment of all or any portion of the Indebtedness secured hereby without penalty or premium, provided, however, that any such prepayment shall not reduce any Allocated Loan Amount.

                    (i) If (i) there is any casualty  that  constitutes  a Total
               Loss and Lender elects not to permit Borrower to restore such Property, or (ii) there is any Taking that constitutes a Total Loss and Lender elects to apply the Proceeds against the Indebtedness, or (iii) Borrower is otherwise required to comply with this Section 6(i), then Borrower, in any such instance, must prepay the Note, without premium or penalty, to the extent of the Proceeds received up to an amount equal to 125% of the original Allocated Loan Amount with respect to the relevant Property, and the Allocated Loan Amounts for all other Properties shall be increased or decreased in the manner provided in the definition of Allocated Loan Amount.

                    7 . Impositions, Liens and Other Items.

                    (a) Borrower shall deliver to Lender annually, no later than twenty (20) Business Days after the first day of each fiscal year of Borrower, and shall update as new information is received, a schedule describing all Impositions payable or estimated to be payable during such fiscal year attributable to or affecting the Mortgaged Property or Borrower. Subject to Borrower's right of contest set forth in Section hereof, as set forth in the next two sentences, Lender on behalf of Borrower shall pay all Impositions which are attributable to or affect the Mortgaged Property or Borrower, five (5) days prior to the date such Impositions shall become delinquent or late charges may be imposed thereon, directly to the applicable taxing authority with respect thereto. Lender shall direct the Agent under the Cash Collateral Agreement to pay to the taxing authority such amounts to the extent funds in the Mortgage Escrow Account are sufficient to pay such Impositions. If Borrower has delivered Mortgage Escrow Security in lieu of maintaining the Mortgage Escrow Account, Borrower shall either deposit in the Mortgage Escrow Account not less than five (5) days prior to the date the same are due an amount sufficient to pay such Impositions, or Lender shall draw down on the Mortgage Escrow Security in such amount. Nothing contained in this Mortgage shall be construed to require Borrower to pay any tax, assessment, levy or charge imposed on Lender in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

                    (b) Subject to its right of contest set forth in Section 11(c) and 11(d) hereof and its rights set forth in Sections and hereof, Borrower shall at all times keep the Mortgaged Property free from all Liens (other than the Lien hereof and Permitted Encumbrances) and shall pay when due and payable all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a Lien on the Mortgaged Property or any portion thereof and shall in any event cause the prompt, full and unconditional discharge of all Liens imposed on or against the Mortgaged Property or any portion thereof within thirty (30) days after receiving written notice of the filing (whether from Lender, the lienor or any other Person) thereof. Borrower shall do or cause to be done, at the sole cost of Borrower, everything reasonably necessary to fully preserve the first priority of the Lien of this Mortgage against the Mortgaged Property subject to the Permitted Encumbrances. Upon the occurrence of an Event of Default with respect to its Obligations as set forth in this Section 7, Lender may (but shall not be obligated to) make such payment or discharge such Lien, and Borrower shall reimburse Lender on demand for all such advances pursuant to Section 16 hereof (together with interest thereon at the Default Rate).

                    (c) Nothing contained herein shall be deemed to require Borrower to pay, or cause to be paid, any Imposition, to satisfy any Lien, or to comply with any Legal Requirement or Insurance Requirement, so long as Borrower is in good faith, and by proper legal proceedings, where appropriate, diligently contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding
               (i) no Event of Default shall exist and be continuing  hereunder,
               (ii) Borrower shall keep Lender apprised of the status of such contest, (iii) if Borrower is not providing security as provided in clause (vi) below, adequate reserves with respect thereto are maintained on Borrower's books in accordance with GAAP or in the Mortgage Escrow Account, (iv) such contest operates to suspend collection or enforcement as the case may be, of the contested Imposition or Lien and such contest is maintained and prosecuted continuously and with diligence or the Imposition or Lien is bonded, (v) in the case of any Insurance Requirement, the failure of Borrower to comply therewith shall not impair the validity of any insurance required to be maintained by Borrower under Section 5 hereof or the right to full payment of any claims thereunder, and (vi) in the case of Impositions and Liens in excess of One Hundred Thousand Dollars ($100,000) individually, or in the aggregate, other than liens existing on the date hereof relating to the Properties that were identified to Lender on an Officer's Certificate delivered to Lender on the date hereof, during such contest, Borrower, shall provide title insurance in form and substance acceptable to Lender in its sole and absolute discretion or security in the form required by Section 6(f)(ii) hereof in an amount reasonably requested by Lender but in no event less than one hundred twenty-five percent (125%) of (A) the amount of Borrower's obligations being contested plus (B) any additional interest, charge, or penalty arising from such contest. Notwithstanding the foregoing, the creation of any such reserves or the furnishing of any bond or other security, Borrower promptly shall comply with any contested Legal Requirement or Insurance Requirement or shall pay any contested Imposition or Lien, and compliance therewith or payment thereof shall not be deferred, if, at any time the Mortgaged Property or any portion thereof shall be, in Lender's reasonable judgment, in imminent danger of being forfeited or lost or Lender is likely to be subject to civil or criminal damages as a result thereof. If such action or proceeding is terminated or discontinued adversely to Borrower, Borrower shall deliver to Lender reasonable evidence of Borrower's compliance with such contested Imposition, Lien, Legal Requirements or Insurance Requirements, as the case may be.


                    8 . Funds for Taxes and Insurance.

                    (a) Borrower shall pay into a segregated account (the "Mortgage Escrow Account"), amounts sufficient to discharge the obligations of Borrower under Sections 5 and 7(a) and hereof as and when they become due (such amounts, the "Mortgage Escrow Amounts"). As of the date hereof, Lender shall initially require payment into the Mortgage Escrow Account of a sum equal to$1,433,879.73 plus one-twelfth of the annual insurance premiums for individual policies required to be maintained hereunder or one-twelfth of the pro-rata portion of the annual insurance premiums due under any blanket policy affording the same required coverage, for Impositions and all insurance being maintained by Borrower as of the Closing Date. During each month thereafter, Lender shall require payment with respect to the annual Mortgage Escrow Amounts of a sum equal to one-twelfth thereof, so that as each installment of such premiums and Impositions becoming due and payable, Borrower shall have paid a sum sufficient to enable Lender to pay the same. If the amount of such premiums and Impositions has not been definitely ascertained by Borrower at the time when any such monthly deposits are to be paid, Lender shall require payment of Mortgage Escrow Amounts based upon the amount of such premiums and Impositions paid for the preceding year, subject to adjustment as and when the amount of such premiums and Impositions are ascertained by Borrower.

                    (b) At any time,  Borrower may elect to replace any Mortgage
               Escrow Amounts then being retained by Agent and satisfy its obligations under this Section 8 by delivery of a Letter of Credit (which Letter of Credit shall be either an "evergreen" Letter of Credit or shall not expire until a date two (2) months after the Maturity Date (as defined in the Note) or Cash and Cash Equivalents (any such security, "Mortgage Escrow Security") in an amount reasonably estimated by Borrower to be one-half of the amount sufficient (including the amount of any remaining Mortgage Escrow Amounts) to discharge the Impositions and insurance premiums which shall become due during the twelve (12) month period immediately after the date of delivery of such Mortgage Escrow Security (and for each twelve (12) month period thereafter for so long as Borrower elects to post such security in lieu of Lender's retention of such amounts). Cash Equivalents shall have maturities corresponding to the respective due dates of such obligations. Notwithstanding the foregoing, it shall be a condition to Borrower's delivery of any Mortgage Escrow Security (other than Cash) in satisfaction of its obligations under this Section , that Borrower, at its expense, execute, acknowledge and deliver or cause to be delivered to Lender such additional security agreements, financing statements and other documents or instruments including an Opinion of Borrower's Counsel, and take all such actions which in the reasonable opinion of Lender or its counsel may be necessary to grant and convey to Lender a perfected security interest in and to any and all of the Mortgage Escrow Security.

                    (c) The  Mortgage  Escrow  Amounts  shall  be held by  Agent pursuant to the Cash Collateral Agreement (and any Mortgage Escrow Security posted in lieu thereof pursuant to Section hereof shall be held by Lender), and shall be applied in accordance with the Cash Collateral Agreement to the payment of the obligations in respect of which such Mortgage Escrow Amounts were retained. Upon the occurrence of an Event of Default and the acceleration of the Note, all or any portion of such Mortgage Escrow Amounts (or any Mortgage Escrow Security posted in lieu thereof) may be applied to the Indebtedness in such order or priority as Lender may elect (subject to Sections 20 and 21 hereof) and Lender may exercise any of its rights or remedies with respect to same hereunder, at law or in equity. In the absence of such acceleration, any Mortgage Escrow Amounts held by Agent (or Mortgage Escrow Security posted with Lender) that exceed the actual obligations for which they were retained, shall be held and applied to the next due obligations or otherwise applied by Lender in accordance with the terms hereof. Nothing herein contained shall be deemed to affect any right or remedy of Lender under this Mortgage or otherwise at law or in equity, to pay any such amount and to add the amount so paid to the Indebtedness hereby secured. Any such application of said amounts or any portion thereof to any Indebtedness secured hereby shall not be construed to cure or waive any Default or notice of Default hereunder (or invalidate any act done pursuant to any such Default or notice) until such amounts have been repaid to Lender by Borrower.

                    (d) Borrower shall deliver to Lender all tax bills, bond and assessment statements, statements of insurance premiums, and statements for any obligations referred to above as soon as the same are received by Borrower, and Lender shall cause the same to be paid when due to the extent of Mortgage Escrow Amounts or Mortgage Escrow Security available therefor. It is expressly acknowledged and agreed that Lender shall have no obligation whatsoever to advance from its own funds any amounts in payment of all or any portion of such obligations.

                    9 . License to Collect  Rents.  Lender and  Borrower  hereby confirm that Rents as they become due and payable under the Leases shall be deposited in accordance with the provisions of the Assignment of Leases and the Cash Collateral Agreement.
               Subject to the provisions of the Cash Collateral Agreement, Lender has granted to Borrower a license to cause the Rents to be collected and deposited in accordance with the Cash Collateral Agreement. Any rights of the Borrower hereunder shall not operate to subordinate this assignment of leases to any subsequent assignment, in whole or in part by Borrower, and any such subsequent assignment shall be subject to Lender's rights under this Mortgage. Borrower further agrees to execute and deliver such assignments of leases as Lender may from time to time reasonably request in order to better assure, transfer and confirm to Lender the rights intended to be granted to Lender with respect thereto. In accordance with the provisions of the Assignment of Leases, upon the occurrence and during the continuance of an Event of Default (1) Borrower agrees that Lender may, but shall not be obligated to, assume the management of the real property, and collect the Rents, applying the same upon the Obligations and (2) Borrower hereby authorizes and directs all tenants, purchasers or other persons occupying or otherwise acquiring any interest in any part of the real property to pay the Rents due under the Leases to Lender upon Lender's request. In the event Lender actually receives such Rents, after an Event of Default, any application of the Rents by Lender shall not constitute a misappropriation of the Rents by Borrower pursuant to Section hereof. Lender shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with this Mortgage, the Assignment of Leases, and applicable law.

                    10  .  Security   Agreement.

                    (a) Security Intended. Notwithstanding any provision of this
               Mortgage to the contrary, the parties intend that this document constitutes security for the payment and performance of the
               Obligations and shall be a "mortgage", "deed of trust" or "deed to secure debt" under applicable law. If, despite that intention, a court of competent jurisdiction determines that this document does not qualify as a "trust deed", "deed of trust" or "deed to secure debt" under applicable law, then ab initio, this instrument shall be deemed a realty mortgage under applicable law and shall be enforceable as a realty mortgage, and Borrower shall be deemed a "mortgagor", Lender shall be deemed a "mortgagee", and Lender shall have no capacity (but shall be disregarded and all references to "Lender" shall be deemed to refer to the "Lender" to the extent not inconsistent with interpreting this instrument as though it were a realty mortgage). As a realty mortgage, Borrower, as mortgagor, shall be deemed to have conveyed the Property ab initio to Lender as mortgagee, such conveyance as a security to be void upon condition that Borrower pay and perform all its Obligations. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the UCC, by the specific statutory consequences now or hereafter enacted and specified in the UCC, all at Lender's sole election.

                    (b) Fixture  Filing.  This Mortgage  constitutes a financing statement and, to the extent required under UCC ss.9-402(f) because portions of the Property may constitute fixtures, this Mortgage is to be filed in the office where a mortgage for the Land would be recorded. Lender also shall be entitled to proceed against all or portions of the Mortgaged Property in accordance with the rights and remedies available under UCC ss.9-501(d). Borrower is, for the purposes of this Mortgage, deemed to be the Debtor, and Lender is deemed to be the Secured Party, as those terms are defined and used in the UCC. Borrower agrees that the Indebtedness and Obligations secured by this Mortgage are further secured by security interests in all of Borrower's right, title and interest in and to all inventory, equipment, fixtures and other goods (as those terms are defined in the UCC, and whether existing now or in the future) now or in the future located at, upon or about, or affixed or attached to or installed in, the Property, or used or to be used in connection with or otherwise relating to the Property or the ownership, use development, construction, maintenance, management, operation, marketing, leasing or occupancy of the Property, including furniture, furnishings, machinery, appliances, building materials and supplies, generators, boilers, furnaces, water tanks, heating, ventilating and air conditioning equipment and all other types of tangible personal property of any kind or nature, and all accessories, additions, attachments, parts, proceeds, products, repairs, replacements and substitutions of or to any of such property which are or are to become fixtures related to the Property and constitutes a "fixture filing" with respect to such personal property executed by Borrower, as debtor, in favor of Lender, as secured party. Borrower grants to Lender a valid and effectual security interest in all of Borrower's right, title and interest in and to such personal property (but only to the extent permitted in the case of leased personal property), together with all replacements, additions, and proceeds. Except for Permitted Encumbrances, Borrower agrees that, without the written consent of Lender, no other security interest will be created under the provisions of the UCC and no lease will be entered into with respect to any goods, fixtures, appliances, or articles of personal property now attached to or used or to be attached to or used in connection with the Mortgaged Property except as otherwise permitted hereunder. Borrower agrees that all property of every nature and description covered by the lien and charge of this Mortgage together with all such property and interests covered by this security interest are encumbered as a unit, and upon and during the continuance of an Event of Default by Borrower, all of the Mortgaged Property, at Lender's option, may be foreclosed upon or sold in the same or different proceedings or at the same or different time, subject to the provisions of applicable law. The filing of any financing statement relating to any such property or rights or interests shall not be construed to diminish or alter any of Lender's rights of priorities under this Mortgage.

                    11 . Transfers,  Indebtedness and Subordinate Liens.  Unless
               such action is  permitted by the  provisions  of this Section 11,
               Section 15,  Section 38 or Section 45 hereof,  Borrower  will not
               (i) Transfer all or any part of the Mortgaged Property, (ii) incur Debt, (iii) mortgage, hypothecate or otherwise encumber or grant a security interest in all or any part of the Mortgaged Property, (iv) permit any transfer of any interest in Borrower (except as set forth in clause (b) of this Section 11), or (iv) file a declaration of condominium with respect to the Property. Borrower shall deliver to Lender written notice pursuant to the provisions of Section hereof of any such Transfer permitted pursuant to the provisions of this Section or Section hereof, other than Room and Facility Leases.

                    In  connection  with any Transfer or any series of Transfers that affects (on a cumulative basis) more than ten percent (10%) of the value of the Mortgaged Property, a Tax Opinion and a Nondisqualification Opinion shall be furnished to Lender.

                    (a) Sale of the Mortgaged Property. Borrower may transfer or dispose of Building Equipment which is being replaced or which is no longer necessary in connection with the operation of a Property free from the Lien of this Mortgage provided that such transfer or disposal will not materially adversely affect the value of the Mortgaged Property taken as a whole, will not materially impair the utility of such Property, and will not result in a reduction or abatement of, or right of offset against, the Rents payable under any Lease, in either case as a result thereof, and provided that any new Building Equipment acquired by Borrower (and not so disposed of) shall be subject to the Lien of this Mortgage. Lender shall, from time to time, upon receipt of an Officer's Certificate requesting the same and confirming satisfaction of the conditions set forth above, execute a written instrument in form reasonably satisfactory to Lender to confirm that such Building Equipment which is to be, or has been, sold or disposed of is free from the Lien of this Mortgage.

                    (b) Transfer of Interests in Borrower. Notwithstanding anything contained herein to the contrary, Lender's consent and Rating Agency confirmation that the proposed transfer will not result in a downgrade, withdrawal or qualification of the then current ratings of any securities backed in part by this Mortgage shall be required with respect to Transfers of direct or indirect beneficial interests in Borrower. For the purposes hereof, the sale of stock in Homestead Village Incorporated on a publicly traded exchange shall not be deemed an indirect Transfer of a beneficial interest in Borrower. Borrower may request Lender's consent to such Transfers provided (i) no Event of Default shall have occurred and be continuing, (ii) Borrower (or the transferor of such interest) delivers such request for Lender's consent to Lender and the Rating Agencies at least fifteen (15) Business Days prior to the proposed effective date of such Transfer, (iii) Borrower remains a Single Purpose Entity, and (iv) no transfer of limited partner, non-managing member or shareholder interests results in any one Person (or any group of Affiliates) owning, directly or indirectly, fifty percent (50%) of more of the beneficial ownership interests of Borrower. If ten percent (10%) or more of direct beneficial interests in Borrower are Transferred or if any Transfer shall result in a Person or a group of Affiliates acquiring more than a fifty percent (50%) interest as set forth above, Borrower shall also deliver or cause to be delivered to the Rating Agencies and Lender (x) an Opinion of Counsel addressed to the Rating Agencies and Lender and dated as of the date of the Transfer to the effect that in a properly presented case, a bankruptcy court in a case involving such transferee, or any Affiliate thereof, would not disregard the corporate or partnership forms of such entity, their Affiliates and/or their partners, as the case may be, so as to consolidate the assets and liabilities of such entity or entities and/or their Affiliates with those of Borrower or their respective general partners, and (y) an Officer's Certificate certifying that such Transfer is not an Event of Default.

                    (c) Indebtedness. Borrower shall not incur, create or assume any Debt or incur any liabilities without the consent of Lender; provided, however, that if no Event of Default shall have occurred and be continuing, Borrower may, without the consent of Lender, incur, create or assume any or all of the following indebtedness (collectively, "Permitted Debt"):

                    (i) the Note and the  other  obligations,  indebtedness  and liabilities specifically provided for in any Loan Document and secured by this Mortgage and the other Loan Documents;

                    (ii) amounts, not secured by Liens on the Mortgaged Property
               (other than liens being properly contested in accordance with the provisions of this Mortgage), not to exceed in the aggregate $700,000 (other than amounts held in the Construction Completion Account), payable by or on behalf of Borrower to third parties, but not including current utility charges for or in respect of the operation of the Mortgaged Property or for trade debt incurred in the ordinary course of operating Borrower's business, provided that (but subject to the terms of the next sentence) each such amount shall be paid to trade creditors within sixty
               (60) days following the date on which each such amount was actually due and payable. Nothing contained herein shall be deemed to require Borrower to pay any amount, so long as Borrower is in good faith, and by proper legal proceedings, diligently contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding (i) no Event of Default shall exist and be continuing hereunder, (ii) adequate reserves with respect thereto are maintained on the books of Borrower in accordance with GAAP (as determined by the Independent Accountant), and (iii) such contest operates to suspend collection or enforcement, as the case may be, of the contested amount and such contest is maintained and prosecuted continuously and with diligence. Notwithstanding anything set forth herein, in no event shall Borrower be permitted under this provision to enter into a note or other instrument for borrowed money; and

                    (iii) amounts, not secured by Liens on the Mortgaged Property (other than liens being properly contested in accordance with the provisions of this Mortgage), payable or reimbursable to any Tenant on account of work performed at a Property by such Tenant or for costs incurred by such Tenant in connection with its occupancy of space in the Property, including for tenant improvements (provided, however, that notwithstanding the foregoing, in no event shall Borrower be permitted under this provision to enter into a note or other instrument for borrowed money).

                    (d) Additional Permitted Transfers. Notwithstanding the above provisions of this Section 11, Borrower may, without the consent of Lender, (i) make immaterial transfers of portions of a Property to Governmental Authorities for dedication or public use (subject to the provisions of Section 6 hereof) or, portions of a Property to third parties, including owners of outparcels, or other properties for the purpose of erecting and operating additional structures whose use is integrated with the use of the Property, and (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes or amend the Operating Agreements, provided that no such transfer, conveyance or encumbrance set forth in the foregoing clauses (i) and (ii) shall materially impair the utility and operation of such Property or materially adversely affect the value of such Property taken as a whole. If Borrower shall receive any net proceeds in connection with any such transfer or other conveyance, Borrower shall have the right to use any such proceeds in connection with any Alterations performed in connection with, or required as a result of, such conveyance. Except as provided below with respect to any Taking, the amount of any net proceeds received by Borrower in excess of the cost of such Alterations shall be deposited in the FF&E Reserve Account (which amounts shall be in addition to, and not in lieu of, amounts otherwise required to be deposited pursuant to Section 48(a) hereof, and shall be available to Borrower for use in performing any further or other Alterations. Any amounts held in such account shall be invested in accordance with Section 3(s) of the Cash Collateral Agreement. In connection with any transfer, conveyance or encumbrance permitted pursuant to this Section 11(d), Lender shall execute and deliver any instrument reasonably necessary or appropriate, in the case of the transfers referred to in clause (i) above, to release the portion of such Property affected by such Taking or such transfer from the Lien of this Mortgage or, in the case of clause (ii) above, to subordinate the Lien of this Mortgage to such easements, restrictions, covenants, reservations and rights of way or other similar grants by receipt by Lender of:

                    (i) a copy of the instrument of transfer; and

                    (ii) an  Officer's  Certificate  stating (x) with respect to any  Transfer,  the  consideration,  if any,  being  paid for the

               Transfer and (y) that such Transfer does not materially impair the utility and operation of the affected Property or materially reduce its value.

                    All Taking  Proceeds shall be applied in accordance with the provisions of Section hereof.

                    (e) Not less than  fifteen (15)  Business  Days prior to the closing  of any  transaction  subject to the  provisions  of this
               Section 11, transfers of a ten percent (10%) direct or indirect beneficial interest in Borrower or of any transfer that shall result in a Person acquiring a greater than forty-nine percent (49%) interest in Borrower or of any transfer that shall result in a Person that had a greater than forty-nine percent (49%) interest in Borrower having less than a forty-nine percent (49%) interest in Borrower, Borrower shall deliver to Lender and the Rating Agencies (i) an Officer's Certificate describing the proposed transaction and stating that such transaction is permitted pursuant to the terms of this Section , together with any appraisal or other documents upon which such Officer's
               Certificate is based, and (ii) an Opinion of Counsel to the transferee, addressed to the Rating Agencies and Lender and dated as of the date of the Transfer, to the effect that, in a properly presented case, a bankruptcy court in a case involving such transferee would not disregard the corporate or partnership form of such transferee so as to consolidate the assets and liabilities of such transferee with those of Borrower or their respective general partners. Such Transfer shall be subject to Rating Agency confirmation that the proposed transfer will not result in a downgrade, withdrawal or qualification of the then current ratings of any securities backed in part by this Mortgage. In addition, Borrower shall provide Lender and the Rating Agencies with copies of executed deeds, assignments of Direct Beneficial Owner interests in Borrower, mortgages or other similar closing documents within ten (10) days after such closing.

                    12  .  Maintenance  of  Mortgaged   Property;   Alterations;
               Inspection; Utilities.

                    (a) Maintenance of Mortgaged  Property.  Borrower shall keep and maintain the Mortgaged Property and every part thereof in good condition and repair, subject to ordinary wear and tear, and, subject to Excusable Delays and the provisions of this Mortgage with respect to damage or destruction caused by casualty events or Takings, shall not permit or commit any waste, impairment, or deterioration of any portion of the Mortgaged Property in any material respect. Borrower further covenants to do all other acts which from the character or use of the Mortgaged Property may be reasonably necessary to protect the security hereof, the specific enumerations herein not excluding the general. Borrower shall not remove or demolish any Improvement except as the same may be necessary in connection with an Alteration or a restoration in connection with a Taking or casualty in accordance with the terms and conditions hereof.

                    (b) No  Changes  in  Use.  Except  as may  be  necessary  in connection with an Alteration permitted by Section 12(c) hereof, Borrower shall not make any changes or allow any changes to be made in the nature of the use of a Property or any part thereof or initiate or take any action in furtherance of any change in any zoning or other land use classification affecting all or any portion of a Property.

                    (c) Conditions to Alteration. Provided that no Event of Default shall have occurred and be continuing hereunder, Borrower shall have the right, without Lender's consent, to undertake any alteration, improvement, demolition or removal of a Property or any portion thereof (any such alteration, improvement, demolition or removal, an "Alteration") so long as (i) Borrower provides Lender with prior written notice of any Material Alteration, and
               (ii) any Alteration is undertaken in accordance with the applicable provisions of this Mortgage and the other Loan Documents, is not prohibited by any relevant Operating Agreements and the Leases and shall not upon completion (giving credit to rent and other charges attributable to Leases executed upon such completion) materially adversely (A) affect the value, use or operation of such Property taken as a whole or (B) reduce the Net Operating Income for such Property from the level available immediately prior to commencement of such Alteration. Any Material Alteration with respect to any Property shall be conducted under the supervision of an Independent Architect and no such Material Alteration shall be undertaken until three (3) Business Days after there shall have been filed with Lender, for information purposes only and not for approval by Lender, detailed plans and specifications and cost estimates therefor, prepared by such Independent Architect, as well as an Officer's Certificate stating that such Alteration will involve an estimated cost of more than (I) the greater of the Threshold Amount with respect to Alterations being undertaken at a single Property at such time, or (II) the Aggregate Alteration Threshold Amount for Alterations at all of the Properties. Such plans and specifications may be revised at any time and from time to time by such Independent Architect provided that material revisions of such plans and specifications are filed with Lender, for information purposes only. All work done in connection with any Alteration shall be performed with due diligence in a good and workmanlike manner, all materials used in connection with any Alteration shall not be less than the standard of quality of the materials currently used at such Property and all materials used shall be in accordance with all applicable material Legal Requirements and Insurance Requirements.

                    (d) Costs of  Alteration.  Notwithstanding  anything  to the contrary contained in Section 12(c) hereof, no Material Alteration nor any Alteration other than Alterations related to the initial construction of a Property for which funds equal to the cost of construction has been deposited into an escrow account controlled by Lender, which when aggregated with all other Alterations (other than Material Alterations) then being undertaken by Borrower (exclusive of Alterations being directly paid for by Tenants) at the Properties exceeds the Aggregate

               Alteration Threshold Amount, shall be performed by or on behalf of Borrower unless Borrower shall have delivered to Lender Cash and Cash Equivalents and/or a Letter of Credit as security in an amount not less than the estimated cost (exclusive of costs to be funded from amounts held in any Account) of the Material Alteration or the Alterations in excess of the Threshold Amount (as set forth in the Independent Architect's written estimate referred to above). In addition to payment or reimbursement from time to time of Borrower's expenses incurred in connection with any Material Alteration or any such Alteration, the amount of such security shall be reduced on any given date by Lender delivering funds to Borrower in a sum equivalent to the Independent Architect's written estimate of the cost to complete the Material Alterations or the Alterations (including any retainages), free and clear of Liens, other than Permitted Encumbrances. Costs which are subject to retainage (which in no event shall be less than five percent (5%)) shall be treated as due and payable and unpaid from the date they would be due and payable but for their characterization as subject to retainage. In the event that any Material Alteration or Alteration shall be made in conjunction with any restoration with respect to which Borrower shall be entitled to withdraw Proceeds pursuant to
               Sections 6(f) and 6(g) hereof, the amount of the Cash and Cash Equivalents and/or Letter of Credit to be furnished pursuant hereto need not exceed the aggregate cost of such restoration and such Material Alteration or Alteration (as estimated by the Independent Architect), less the sum of the amount of any Proceeds which Borrower may be entitled to withdraw pursuant to Sections 6(f) and 6(g) hereof and which are held by Lender in accordance with Section 6 hereof. Payment or reimbursement of Borrower's expenses incurred with respect to any Material Alteration or any such Alteration shall be accomplished upon the terms and conditions specified in Sections 6(f) through 6(g) hereof. At any time after substantial completion of any Material Alteration or any such Alteration in respect whereof Cash and Cash Equivalents and/or a Letter of Credit was deposited pursuant hereto, the whole balance of any Cash and Cash Equivalents so deposited by Lender and then remaining on deposit (together with earnings thereon), as well as all retainages, may be withdrawn by Borrower and shall be paid by Lender to Borrower, and any other Cash and Cash Equivalents and/or a Letter of Credit so deposited or delivered shall, to the extent it has not been called upon, reduced or theretofore released, be released to Borrower, within ten (10) days after receipt by Lender of an application for such withdrawal and/or release together with an Officer's Certificate, and signed also (as to the following clause (i)) by the Independent Architect, setting forth in substance as follows:

                    (i) that the Material Alteration or Alteration in respect of which such Cash and Cash Equivalents and/or a Letter of Credit was deposited has been substantially completed in all material respects in accordance with any plans and specifications therefor previously filed with Lender under Section 12(c) hereof and that, if applicable, a certificate of occupancy has been issued with respect to such Material Alteration or Alteration by the relevant Governmental Authority(ies) or, if not applicable, that a certificate of occupancy is not required; and

                  (ii) that to the  knowledge  of the  certifying  Person  all amounts which Borrower is or may become liable to pay in respect of such Material Alteration or Alteration through the date of the certification have been paid in full or adequately provided for or are being contested in accordance with Section 7(c) hereof and that lien waivers have been obtained from the general contractor and major subcontractors performing such Material Alterations or Alterations (or such waivers are not customary and reasonably obtainable by prudent managers in the area where the Property is located).

               (e) Right to Inspect. Lender and any Persons authorized by it may at all reasonable times and upon reasonable notice enter and examine each of the Properties and may inspect all work done, labor performed and materials furnished in and about the Property subject in all instances to the rights of Tenants under Leases. Lender shall have no duty to make any such inspection and shall have no liability or
          obligation   for  making   (except  for  its   negligence  or  willful
          misconduct)  or  not  making  any  such  inspection.

               13. Legal Compliance. (a) Borrower and the Mortgaged Property and the use thereof materially comply with all Legal Requirements (as defined below). Borrower represents and warrants that, as of the date hereof, it has not received notice of any violation of any Legal Requirement that remains outstanding other than those to which Lender has consented in writing. Subject to Borrower's right to contest pursuant to Section 7(c) hereof, Borrower shall comply with all material present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, and irrespective of the nature of the work to be done, of every Governmental Authority including, without limitation, Environmental Laws, consumer protection laws and all covenants, restrictions and conditions now or hereafter of record which may be applicable to it or to any Property and the Building Equipment thereon, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any Property and the Building Equipment thereon including, without limitation, building and zoning codes and ordinances (collectively, the "Legal Requirements"), except where the failure is not reasonably likely to have a Material Adverse Effect.

               (b) Borrower currently holds all certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals of any Governmental Authority which are necessary for Borrower's ownership and operation of the Properties or which are necessary for the conduct of Borrower's business thereon. All such certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals are current and will be kept current and in full force and effect.

               14 . Books and Records, Financial Statements, Reports and Other Information.

               (a) Books and Records. Borrower will keep and maintain on a fiscal year basis proper books and records separate from any other Person, in which accurate and complete entries shall be made of all dealings or transactions of or in relation to the Note, the Mortgaged Property and the business and affairs of Borrower relating to the Mortgaged Property, in accordance with GAAP, at Borrower's election, prior to the Initial Maturity Date (as such term is defined in the Note). Lender and its authorized representatives shall have the right at reasonable times and upon reasonable notice to examine the books and records of Borrower relating to the operation of the Mortgaged Property and to make such copies or extracts thereof as Lender may reasonably require.

               (b) Financial Statements.

               (i) Quarterly Reports. Not later than forty-five (45) days following the end of each calendar quarter (other than the fourth
          (4th) quarter of any calendar year), Borrower will deliver to Lender (with a copy to the Rating Agencies) unaudited financial statements, internally prepared, in accordance with GAAP, consistently applied, including a balance sheet as of the end of such quarter, and a statement of revenues and expenses through the end of such quarter, a statement of Net Operating Income as to each Property and aggregated for all the Properties for such quarter, and, only upon the request of either the Rating Agencies or Lender, a statement of profits and losses. Such statements for each quarter shall be accompanied by an Officer's Certificate certifying to the best of the signer's knowledge, (A) that such statements fairly represent the financial condition and results of operations of Borrower in accordance with GAAP consistently applied, (B) that as of the date of such Officer's Certificate, no Default exists under this Mortgage, the Note or any other Loan Document or, if so, specifying the nature and status of each such Default and the action then being taken by Borrower or proposed to be taken to remedy such Default, (C) the Debt Service Coverage Ratio for the preceding calendar quarter and calendar year, and (D) that as of the date of each Officer's Certificate, no uninsured litigation exists involving Borrower or the Mortgaged Property in which the aggregate amount involved is Two Hundred Fifty Thousand Dollars ($250,000) or more, or, if so, specifying such litigation and the actions being taking in relation thereto in accordance with Section 23 hereof. Such financial statements shall contain such other information as shall be reasonably requested by Lender for purposes of calculations to be made by Lender pursuant to the terms hereof.

               In addition to the quarterly reports required under this subsection (b)(i), Borrower shall deliver to Lender and the Rating Agencies, a list of all litigation and proceedings affecting Borrower or the Mortgaged Property or any part thereof in which the aggregate amount involved is Two Hundred Fifty Thousand Dollars ($250,000) or more, whether or not covered by insurance and whether or not relief is being sought.

               (ii) Annual Reports. Not later than ninety (90) days after the end of each fiscal year of Borrower's operations, Borrower will deliver to Lender (with a copy to the Rating Agencies) audited financial statements certified by an Independent Accountant, which statements shall be prepared in accordance with GAAP consistently applied. Any statement delivered under this sub-section shall include a balance sheet as of the end of such year, a statement of Net Operating Income for each Property for the year and for the fourth quarter thereof and a statement of revenues and expenses for each Property for such year, and stating in comparative form the figures for the previous fiscal year, as well as the supplemental schedule of net income or loss presenting the net income or loss and occupancy statistics for each Property. Such annual financial statements shall also be accompanied by an Officer's Certificate in the form required pursuant to Section hereof.

               (c) Occupancy Reports. Not later than forty-five (45) days after the end of each fiscal quarter of Borrower's operations, Borrower will deliver to Lender (with a copy to the Rating Agencies) a true and complete report of (i) Leases, other than Room and Facility Leases and
          (ii) room rentals and facility uses with respect to Room and Facility Leases, for each Property, dated as of the last month of such fiscal quarter, showing the percentage of gross leasable area of each Property (and in the aggregate) leased other than for Room and Facility Leases as of the last day of the preceding calendar quarter, a summary of new lease, other than Room and Facility Leases, signings (including tenant name, square footage occupied and designation of the tenant's operations as national, regional or local) and lease terminations, other than Room and Facility Leases, for the preceding calendar quarter, the Rent received from Room and Facility Leases during the prior calendar quarter for each Property, the expiration date of each lease other than Room and Facility Leases, the various options, if any, available to the tenant other than with respect to a Room or Facility Lease with respect to renewal (including the amount of the rent in the event of renewal), whether to Borrower's knowledge any portion of the Property has been sublet, and if it has, the name of the subtenant, and the names of the Tenants under Material Leases expiring within one (1) year of the date thereof, and such rent roll shall be accompanied by an Officer's Certificate certifying that such rent roll is true, correct and complete in all material respects as of its date and stating whether Borrower, within the past three (3) months, has issued a notice of default with respect to any Lease other than with respect to Room and Facility Leases which has not been cured and the nature of such default.

               (d) Capital Expenditures Summaries. Borrower shall, within forty-five (45) days after the end of each calendar year during the term of the Notes, deliver to Lender and the Rating Agencies an annual summary of any and all capital expenditures made at each Property during the prior twelve (12) month period.

               (e) Other Information. Borrower will, promptly after written request by Lender or the Rating Agencies, furnish or cause to be furnished to Lender, in such manner and in such detail as may be reasonably requested by Lender, such reasonable additional information as may be reasonably requested by Lender with respect to the Mortgaged Property, to the extent such information is readily available to Borrower in the normal course of business and will not result in additional expense to Borrower.

               15. Compliance with Leases and Agreements.

               (a) Leases and Operating Agreements. The Leases and the Operating Agreements, if any, are in full force and effect. Borrower has neither given to, nor received any notice of default from, any party to any of the Operating Agreements, if any, or any Lease which remains uncured. To the best of Borrower's knowledge, no events or circumstances exist which with or without the giving of notice, the passage of time or both, may constitute a default under any of the Operating Agreements or the Leases on the part of Borrower, or party thereunder. Borrower has complied with and performed all of its material construction, improvement and alteration obligations with respect to each Property required under the Operating Agreements and the Leases which was required prior to the date hereof. Borrower will promptly after receipt thereof deliver to Lender a copy of any notice received with respect to the Operating Agreements and the Leases, claiming that Borrower is in default in the performance or observance of any of the material terms, covenants or conditions of any of the Operating Agreements or the Leases.

               (b) No Default Under Leases. Borrower shall (i) promptly perform and observe all of the material terms, covenants and conditions required to be performed and observed by Borrower under the Leases and the Operating Agreements, if the failure to perform or observe the same would materially and adversely affect the value of any Property;
          (ii) except with respect to Room and Facility Leases, exercise, within fifteen (15) Business Days after a written request by Lender, any right to request from the Tenant under any Lease or the party to any Operating Agreement a certificate with respect to the status thereof; and (iii) not collect any of the Rents under the Leases more than one
          (1) month in advance (except that Borrower may collect (A) taxes semi-annually in advance from Tenants, (B) security deposits as are permitted by Legal Requirements and are commercially reasonable in the prevailing market and (C) other charges in accordance with the terms of each Lease).

               16 . Lender's Right to Perform. Upon the occurrence and during the continuance of an Event of Default with respect to the performance of any of the Obligations contained herein, Lender may, without waiving or releasing Borrower from any Obligation or Default under this Mortgage, but shall not be obligated to, at any time perform the same, and the cost thereof, with interest at the Default Rate from the date of payment by Lender to the date such amount is paid by Borrower, shall immediately be due from Borrower to Lender and the same shall be secured by this Mortgage and shall be a Lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the Lien of this Mortgage (subject to the provisions of Section 11 (d) hereof). No payment or advance of money by Lender under this Section 16 shall be deemed or construed to cure Borrower's Default or waive any right or remedy of Lender hereunder.

               17 . Borrower's Existence; Organization and Authority. For so long as this Mortgage remains of record with respect to any of the Properties, Borrower shall do all things necessary to preserve and keep in full force and effect its existence, rights and privileges as a limited partnership, and its right to own property or transact business in the states in which each of the Properties is located. For so long as any portion of the Indebtedness shall remain outstanding, Borrower shall do all things necessary to continue to be, a Single Purpose Entity (including without limitation, ensuring that its general  partner  continues  as a Single  Purpose  Entity),  and shall prevent General Partner from amending General Partner's formation documents, in any manner that would enable General Partner to expand Borrower's business purposes beyond those specified in such documents as of the date hereof. Borrower hereby represents and warrants that it
          (i) is either a duly organized and validly existing limited partnership, corporation or limited liability company under the laws of the state of its organization, (ii) has the power and authority to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is qualified to do business in the states in which each Property is located, and (iii) has the requisite power to execute and deliver and perform its obligations under this Mortgage, the Note and each of the other Loan Documents. The execution and delivery by Borrower of this Mortgage, the Note and each of the other Loan Documents to be executed by Borrower, Borrower's performance of its respective obligations thereunder and the creation of the security interest and Liens provided for in this Mortgage have been duly authorized by all requisite action on the part of Borrower, and will not violate in any material respect any Legal Requirement, any order of any court or other Governmental Authority, Borrower's certificate of limited partnership or partnership agreement or any material indenture, agreement or other instrument to which Borrower is a party, or by which Borrower is bound; and will not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any of the foregoing, or result in the creation or imposition of any Lien, of any nature whatsoever, upon any of the property or assets of Borrower except the Liens created hereunder. Borrower is not required to obtain any consent, approval or authorization from or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of this Mortgage, the Note or the other Loan Documents by Borrower other than those which have already been obtained or filed. Borrower further represents and warrants that it is and, so long as any portion of the Indebtedness shall remain outstanding, shall do all things necessary to continue to be, a Single Purpose Entity.

               18 . Protection of Security; Costs and Expenses. Borrower shall appear in and defend any action or proceeding of which it has notice purporting to affect the security hereof or the rights or powers of Lender or Trustee hereunder and shall pay all costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys' fees and disbursements, in any such action or proceeding, and in any suit brought by Lender or Trustee to foreclose this Mortgage or to enforce or establish any other rights or remedies of Lender hereunder upon the occurrence and during the continuance of an Event of Default. If an Event of Default occurs under this
          Mortgage, or if any action or proceeding is commenced in which it becomes necessary to defend or uphold the Lien or priority of this Mortgage or which adversely affects Lender or Lender's interest in the Mortgaged Property or any part thereof, including, but not limited to, eminent domain, enforcement of, or proceedings of any nature whatsoever under any Legal Requirement affecting the Mortgaged Property or involving Borrower's bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, then Lender, upon reasonable notice to Borrower, may, but without obligation to do so and without releasing Borrower from any obligation hereunder, make such appearances, disburse such reasonable sums and take such action as Lender reasonably deems necessary or appropriate to protect Lender's interest in the Mortgaged Property, including, but not limited to, disbursement of reasonable attorneys' fees, entry upon the Mortgaged Property to make repairs or take other action to protect the security hereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the reasonable judgment of Lender appears to be prior or superior hereto; provided, however, that the foregoing shall be subject to Borrower's rights to contest under
          Section 7(c) hereof and Lender shall not pay or discharge any lien, encumbrance or charge being contested by Borrower in accordance with
          Section 7(c) hereof.  Borrower  further  agrees to pay all  reasonable
          costs  and  expenses  of  Lender  and  Trustee  including   reasonable
          attorneys' fees and disbursements incurred by Lender and Trustee in connection with (a) the negotiation, preparation, execution, delivery and performance of this Mortgage, the Note and the other Loan Documents, and (b) the performance of its obligations and exercise of its rights under this Mortgage, the Note, and the other Loan Documents. All of the costs, expenses and amounts set forth in this Section shall be payable by Borrower, on demand and, together with interest thereon at the Default Rate, if the same are not paid within five (5) Business Days after demand therefor by Lender (or Trustee), until the date of repayment by Borrower, shall be deemed to be Indebtedness hereunder and shall be a Lien on the Mortgaged Property prior to any right, title, interest or claim upon the Mortgaged Property (subject to the provisions of Section 11(d) hereof). Nothing contained in this Section 18 shall be construed to require Lender to incur any expense, make any appearance, or take any other action.

               19.  Management of the Mortgaged Property.

               (a) For purposes hereof, a "Qualifying Manager" shall mean any property manager of national standing reasonably acceptable to Lender, that, as of the date of such designation, manages not less than fifty
          (50) extended stay hotels in the region in which a Property is located. Notwithstanding the foregoing, Homestead Village Incorporated or an Affiliate of Homestead Village Incorporated shall be deemed a Qualifying Manager acceptable to Lender. Borrower shall notify Lender and the Rating Agencies in writing (and shall deliver a copy of the proposed management agreement) of any entity proposed to be designated as a Qualifying Manager other than Homestead Village Incorporated or an Affiliate of Homestead Village Incorporated of all or any of the Properties no less than thirty (30) days before such Qualifying Manager begins to manage such Property or Properties and shall obtain prior to any appointment of a Qualifying Manager a written confirmation from the Rating Agencies that retention of such other Person as Manager shall not result in a downgrade, withdrawal or qualification of the then ratings of any securities backed in part by this Mortgage.

               (b) It is acknowledged and agreed that a Qualifying Manager may be retained at Lender's direction at any time following the occurrence and during the continuance of an Event of Default.

               (c) Upon the retention of a Qualifying Manager, Lender shall have the right to approve (which approval shall not be unreasonably withheld or delayed) any new management agreement with such Qualifying Manager which is on different terms from the management agreement previously in effect. Borrower shall provide a copy of such new management agreement to the Rating Agencies.

               20. Remedies. Upon the occurrence and during the continuation of an Event of Default, Lender may take such actions against Borrower, subject to Section 33 hereof, and/or against Mortgaged Property or any portion thereof as Lender determines is necessary to protect and enforce its rights hereunder, without notice or demand except as set forth below or as required under applicable law. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan

          Documents. Lender's determination of appropriate action may be based on an appropriate real estate or other consultant and/or counsel, and Lender may rely conclusively on such advice. Borrower shall pay such consultant's and reasonable attorney's fees and expenses incurred by Lender pursuant to this Section 20. Such actions may include, without limitation, the following:

               (a) Acceleration. Subject to any applicable provisions of the Note and the other Loan Documents, Lender may declare all or any portion of the unpaid principal balance under the Note, together with all accrued and unpaid interest thereon, and all other unpaid Indebtedness, to be immediately due and payable.

               (b) Entry. Subject to the provisions and restrictions of applicable law, Lender, personally, or by its agents or attorneys, at Lender's election, may enter into and upon all or any part of the Mortgaged Property (including any Property and any part thereof), and may exclude Borrower, its agents and servants therefrom (but such entry shall be subject to any Nondisturbance Agreements then in effect); and Lender, having and holding the same, may use, operate, manage and control the Mortgaged Property or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receiver. Upon every such entry, Lender may, at the reasonable expense of the Mortgaged Property and/or Borrower, from time to time, either by purchase, repair or construction, maintain and restore the Mortgaged Property or any part thereof, and may insure and reinsure the same in such amount and in such manner as may seem to them to be advisable. Similarly, from time to time, Lender may, at the expense of Borrower (which amounts may be disbursed by Lender from the Mortgaged Property on behalf of Borrower), make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to and on the Mortgaged Property or any part thereof as it may seem advisable. Lender or its designee shall also have the right to manage and operate the Mortgaged Property or any part thereof and to carry on the business thereof and exercise all rights and powers of Borrower with respect thereto, either in the name of Borrower or otherwise, as may seem to them to be advisable. In confirmation of the grant made in Granting Clause (G) hereof, in the case of the occurrence and continuation of an Event of Default, Lender shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property or any part thereof (i.e., the "Rents") to be applied in the order of priorities and amounts as shall be provided for in Section 21 hereof. Lender shall be liable to account only for rents, issues and profits and other proceeds actually received by Lender.

               (c) Foreclosure. Prior to taking title to any Property (whether by foreclosure, deed in lieu or otherwise), Lender shall obtain, in each instance, at Borrower's reasonable expense a new phase I environmental report with respect to such Property, and such additional environmental studies as may be recommended in such phase I report.

                    (i) Lender, with or without entry, personally or by its agents or attorneys, insofar as applicable, and in addition to any and every other remedy, may (i) sell or instruct the Trustee to sell, to the extent permitted by law and pursuant to the power of sale granted herein, all and singular the Mortgaged Property, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales, as an entirety or in parcels, and at such times and places as required or permitted by law and as are customary in any county or parish in which the Property is located and upon such terms as Lender (or Trustee, as applicable) may fix and specify in the notice of sale to be given to Borrower (and on such other notice published or otherwise given as provided by law), or as may be required by law; (ii) institute proceedings for the complete or partial foreclosure of this Mortgage under the provisions of the laws of the jurisdiction in which the Mortgaged Property or any part thereof is located, or under any other applicable provision of law; or (iii) take all steps to protect and enforce the rights of Lender, whether by action, suit or proceeding in equity or at law (for the specific performance of any covenant, condition or agreement contained in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy), or otherwise, as Lender, being advised by counsel and its financial advisor, shall deem most advisable to protect and enforce any of their rights or duties hereunder.

                    (ii) Lender (or Trustee, as applicable) may conduct any number of sales from time to time. The power of sale shall not be exhausted by any one or more such sales as to any part of the Mortgaged Property remaining unsold, but shall continue unimpaired until the entire Mortgaged Property shall have been sold or the Obligations satisfied.

                    (iii) With respect to a Property, this Mortgage is made upon any statutory conditions of the State in which such Property is located, and, for any breach thereof or any breach of the terms of this Mortgage, Lender (or Trustee, as applicable) shall have the statutory power of sale, if any, provided for by the laws of such State.

               (d) Specific Performance. Lender, in its sole and absolute discretion, may institute an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Notes or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy.

               (e) Enforcement of Note. Subject to Section 33 hereof and to the extent permitted under the provisions of applicable law, Lender may recover judgment on the Note (or any portion of the Indebtedness evidenced thereby), either before, during or after any proceedings for the foreclosure (or partial foreclosure) or enforcement of this Mortgage.

               (f) Sale of Mortgaged Property;  Application of Proceeds.

                    (i) Subject to the laws of the State in which such  Property is located, Lender (or Trustee, as applicable) may postpone any sale of all or any part of the Mortgaged Property to be made under or by virtue of this Section 20 by public announcement at the time and place of such sale, or by publication, if required by law, and, from time to time, thereafter, may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.

                    (ii) Upon the completion of any sale made by Lender under or by virtue of this Section 20, Lender (or Trustee, as applicable) shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed or deeds or other appropriate instruments, conveying, assigning and transferring all its estate, right, title and interest in and to the Property and rights so sold. Lender is hereby appointed the true and lawful irrevocable attorney-in-fact of Borrower in its name and stead or in the name of Lender to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold, and, for that purpose, Lender may execute all necessary deeds and other instruments of assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that such attorney or attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Borrower shall, nevertheless, if so requested in writing by Lender, ratify and confirm any such sale or sales by executing and delivering to Lender or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Lender, for such purposes and as may be designated in such request. Any such sale or sales made under or by virtue of this Section 20 shall operate to divest all the estate, right, title, interest, claim and demand, whether at law or in equity, of Borrower in and to the Property and rights so sold, and shall be a perpetual bar, at law and in equity, against Borrower, its successors and assigns and any Person claiming through or under Borrower and its successors and assigns.

                    (iii) The receipt of Lender (or Trustee, as applicable ) for the purchase money paid as a result of any such sale shall be a sufficient discharge therefor to any purchaser of the Property or rights, or any part thereof, so sold. No such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or
               for  any  trust  or  purpose  of  this  Mortgage,   or  shall  be
               answerable, in any manner, for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

                    (iv) Upon any sale made  under or by virtue of this  Section
               20, Lender may bid for and acquire the Mortgaged Property or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Note secured by this Mortgage the net proceeds of sale, after deducting therefrom the expense of the sale and the costs of the action and any other sums which Lender is authorized to deduct under this Mortgage. The person making such sale shall accept such settlement without requiring the production of the Note or this Mortgage, and without such production there shall be deemed credited to the Indebtedness and Obligations under this Mortgage the net proceeds of such sale. Lender, upon acquiring the Mortgaged Property or any part thereof, shall be entitled to own, hold, lease, rent, operate, manage or sell the same in any manner permitted by applicable laws.

                    (g) Voluntary  Appearance;  Receivers.  After the happening, and  during  the  continuance  of,  any  Event  of  Default,  and immediately upon commencement of (i) any action, suit or other legal proceeding by Lender to obtain judgment for the principal and interest on the Notes and any other sums required to be paid pursuant to this Mortgage, or (ii) any action, suit or other legal proceeding by Lender of any other nature in aid of the enforcement of the Loan Documents or any of them, Borrower will
               (a) enter their voluntary appearance in such action, suit or proceeding, and (b) if required by Lender, consent to the appointment of one or more receivers of the Mortgaged Property and of the earnings, revenues, rents, issues, profits and income thereof. After the happening of any Event of Default, or upon the filing of a bill in equity to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof, or upon the commencement of any other judicial proceeding to enforce any right of Lender, Lender shall be entitled, as a matter of right, if it shall so elect, without notice to any other party and without regard to the adequacy of the security of the Mortgaged Property, forthwith, either before or after declaring the principal and interest on the Notes to be due and payable, to the appointment of such a receiver or receivers. Any receiver or receivers so appointed shall have such powers as a court or courts shall confer, which may include, without limitation, any or all of the powers which Lender is authorized to exercise by the provisions of this Section 20, and shall have the right to incur such obligations and to issue such certificates therefor as the court shall authorize. Notwithstanding the foregoing, Lender as a matter of right may appoint or secure the appointment of a receiver, trustee, liquidator or similar official of the Mortgaged Property or any portion thereof, and Borrower hereby irrevocably consents and agrees to such appointment, without notice to Borrower and without regard to the value of the
               Mortgaged Property or adequacy of the security for the Indebtedness and without regard to the solvency of the Borrower or any other Person liable for the payment of the Indebtedness, and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Lender to receive the Rents with respect to any of the Mortgaged Property pursuant to this Mortgage, the Assignment of Leases or the Cash Collateral Agreement.

                    (h) UCC  Remedies.  Lender  may  exercise  any or all of the remedies granted to a secured party under the UCC, specifically including, without limitation, the right to recover the attorneys' fees and other expenses incurred by Lender in the enforcement of this Mortgage or in connection with Borrower's redemption of the Improvements or Building Equipment. Lender may exercise its rights under this Mortgage independently of any other collateral or guaranty that Borrower may have granted or provided to Lender in order to secure payment and performance of the Obligations, and Lender shall be under no obligation or duty to foreclose or levy upon any other collateral given by Borrower to secure any Obligation or to proceed against any guarantor before enforcing its rights under this Mortgage.

                    (i) Leases. Lender may, at its option, before any proceeding for the foreclosure (or partial foreclosure) or enforcement of this Mortgage, treat any Lease which is subordinate by its terms to the Lien of this Mortgage, as either subordinate or superior to the Lien of this Mortgage.

                    (j) Other  Rights.  Subject to Section 33, Lender may pursue against Borrower any other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

                    (k) Retention of Possession. Notwithstanding the appointment of any receiver, liquidator or trustee of Borrower, or any of its property, or of the Mortgaged Property or any part thereof, Lender to the extent permitted by law, shall be entitled to retain possession and control of all property now or hereafter granted to or held by Lender under this Mortgage.

                    (l) Suits by Lender. All rights of action under this Mortgage may be enforced by Lender without the possession of the Note and without the production thereof or this Mortgage at any trial or other proceeding relative thereto. Any such suit or proceeding instituted by Lender shall be brought in the name of Lender and any recovery of judgment shall be subject to the rights of Lender.

                    (m) Remedies  Cumulative.  Subject to Section 33 hereof,  no remedy herein conferred upon or reserved to Lender shall exclude any other remedy, and each such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission of Lender to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given to Lender by this Mortgage to the Lender and/or Trustee may be exercised from time to time and as often as the Lender may deem expedient. Nothing in this Mortgage shall affect Borrower's obligations to pay the principal of, and interest on, the Note in the manner and at the time and place expressed in the Note.

                    (n) Waiver of Rights.  Borrower  agrees that, to the fullest extent permitted by law, it will not at any time, (1) insist upon, plead or claim or take any benefit or advantage of any stay, extension or moratorium law, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, (2) claim, take or insist upon any benefit or advantage of any law, now or at any time hereafter in force, providing for valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction, or (3) after any such sale or sales, claim or exercise any right, under any statute heretofore or hereafter enacted by the United States of America, any State thereof or otherwise, to redeem the Property and rights sold pursuant to such sale or sales or any part hereof. Borrower hereby expressly waives all benefits and advantages of such laws, and covenants, to the fullest extent permitted by law, not to hinder, delay or impede the execution of any power herein granted or delegated to Lender or the Lenders, but will suffer and permit the execution of every power as though no such laws had been made or enacted. Borrower for itself and all who may claim through or under it, waives, to the extent it lawfully may do so, any and all homestead rights and, any and all rights to reinstatement, any and all right to have the property comprising the Mortgaged Property marshaled upon any foreclosure of the Lien hereof.

                    21. Application of Proceeds.

                    (a) Sale  Proceeds.  The proceeds of any sale or foreclosure of the Mortgaged Property or any portion thereof shall be applied to the following in the following order of priority the payment of: (i) the costs and expenses of the foreclosure proceedings with respect to the Property (including reasonable counsel fees and disbursements actually incurred and advertising costs and expenses), liabilities and advances made or incurred under this Mortgage, and reasonable receivers' and trustees' fees and commissions and fees and expenses incurred by Lender, together with interest at the Default Rate to the extent payable, (ii) any other sums advanced by Lender (or any advancing agent on its behalf) in accordance with the terms hereof and not repaid to it by Borrower, together with interest at the Default Rate to the extent payable, (iii) all sums due under the Note in the order of priority set forth therein, and (iv) any surplus to Borrower or other party legally entitled thereto.

                    (b) Other Proceeds.  All Proceeds or other amounts collected by Lender and applied to pay interest or principal of the Note or other amounts due on this Mortgage following an Event of Default and acceleration of the Note shall be applied (1) first, to reimburse any expenses related to such collection and (2) thereafter, as provided in Section 21(a) hereof. If the Note has not been accelerated, any amount available to make payments or applied in lieu of such payments thereon shall be applied (1) first, to interest due or overdue on the Note, (2) then, any amounts applied to pay or applied in lieu of paying principal on the Note then due shall be applied to pay or applied in lieu of paying each Note in order of priority, and (3) thereafter, to Borrower.

                    22 . CERTAIN  WAIVERS.  TO INDUCE LENDER TO  CONSUMMATE  THE
               TRANSACTIONS CONTEMPLATED BY THE NOTES AND THIS MORTGAGE, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, BORROWER AND EACH OF THE PARTNERS COMPRISING BORROWER EXPRESSLY AND IRREVOCABLY HEREBY WAIVES THE FOLLOWING RIGHTS, IN ADDITION TO AND NOT IN DEROGATION OF ALL OTHER WAIVERS CONTAINED IN THE NOTE, THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS:

                    (a) WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER HEREBY WAIVES
               AND SHALL WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY, OR COUNTERCLAIM ASSERTED BY LENDER WHICH ACTION, PROCEEDING OR COUNTERCLAIM ARISES OUT OF OR IS CONNECTED WITH THIS MORTGAGE, THE NOTE OR ANY OTHER LOAN DOCUMENTS.

                    23 . Notice of Certain Occurrences. In addition to all other notices required to be given by Borrower hereunder, Borrower shall give notice to Lender and the Rating Agencies promptly upon the occurrence of: (a) any Default or Event of Default; (b) any litigation or proceeding affecting Borrower or the Mortgaged Property or any part thereof in which the amount involved is Two Hundred Fifty Thousand Dollars ($250,000) or more and not covered by insurance or in which injunctive or similar relief is sought and likely to be obtained; and (c) a material adverse change in the business, operations, property or financial condition of Borrower or the Mortgaged Property.

                    24 . Trust Funds.  To the extent required by applicable law, all security deposits paid under the Leases shall be treated as trust funds and not commingled with any other funds of Borrower. Within ten (10) days after request by Lender, Borrower shall furnish Lender with satisfactory evidence of compliance with this
               Section 24, together with a statement of all security deposits by Tenants under the Leases, which statement shall be certified by Borrower.

                    25 .  Taxation.  In the event a law is passed after the date hereof of the United States or of any state in which a Property is located either (a) changing in any way the laws for the taxation of mortgages or debts secured thereby for federal, state or local purposes, or the manner of collection of any such taxes, or (b) imposing a tax, either directly or indirectly, on mortgages or debts secured thereby, in each case other than income taxes, franchise taxes, or withholding taxes, that materially adversely affects Lender, Lender shall have the right to declare the Note due on a date to be specified by not less than ninety (90) days' written notice to be given to Borrower unless within such ninety (90) day period Borrower shall assume as an obligation hereunder the payment of any tax so imposed until full payment of the Note provided such assumption shall be permitted by law.

                    26 . Notices. Any notice, election,  request or demand which by any provision of this Mortgage is required or permitted to be given or served hereunder shall be in writing and shall be given or served by hand delivery against receipt, by any nationally recognized overnight courier service providing evidence of the date of delivery or by certified mail return receipt requested, postage prepaid, addressed to Borrower at: 2100 RiverEdge Parkway, 9th Floor, Atlanta, Georgia 30328, Attention: Mr. Robert Aldworth, with a copy to Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, Attention: Thomas S. Reif, Esq.; if to Lender, addressed to Lender at: 210 West 10th Street, Kansas City, Missouri 64105, Attention: Alan Torgler, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: Harvey R. Uris, Esq.; if to Trustee, at such address as indicated in Sections 51-56, as applicable, or at such other address as shall be designated from time to time by Borrower, Lender or Trustee by notice given in accordance with the provisions of this Section 26. Any such notice or demand given hereunder shall be effective upon receipt. All notices, elections, requests and demands required or permitted under this Mortgage shall be in the English language.

                    27 . No Oral Modification.  This Mortgage may not be waived, altered, amended, modified, changed, discharged or terminated orally but only by a written agreement signed by the party against which enforcement is sought.

                    28 . Partial Invalidity. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included hereunder.

                    29 .  Successors  and  Assigns.  All  covenants  of Borrower contained in this Mortgage are imposed solely and exclusively for the benefit of Lender and its successors and assigns, and no other Person shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do so. All such covenants of Borrower shall run with the land and bind Borrower, the successors and assigns of Borrower (and each of them) and all subsequent owners, encumbrancers and Tenants of the Mortgaged Property, and shall inure to the benefit of Lender, its successors and assigns.

                    30 . Governing Law. This Mortgage,  the obligations  arising hereunder shall be governed by and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in the State of New York and any applicable laws of the United States of America, except that at all times the provisions for the creation, perfection and enforcement of the Liens and security interest created pursuant to this Mortgage with respect to each Property and pursuant to the Assignment of Leases shall be governed by the law of the state in which each respective Property is located. Whenever possible, each provision of this Mortgage shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Mortgage. Nothing contained in this Mortgage or in any Loan Document shall require either Borrower to pay or Lender to accept any sum in any amount which would, under applicable law, subject Lender, or any Lender to penalty or adversely affect the enforceability of this Mortgage. In the event that the payment of any sum due hereunder or under any Loan Document would have such result under applicable law, then, ipso facto, the obligation of Borrower to make such payments shall be reduced to the highest sum then permitted under applicable law and appropriate adjustment shall be made by Borrower and Lender.

                    31 . Certain  Representations,  Warranties and Covenants.

                    (a) Recording Fees,  Taxes,  Etc.  Borrower hereby agrees to take all such further reasonable actions, and to pay all taxes, recording fees, charges, costs and other expenses including, without limitation, reasonable attorneys' and professional fees and disbursements which are currently or in the future shall be imposed, and which may be required or necessary to establish, preserve, protect or enforce the Lien of this Mortgage.

                    (b) No Offsets. Borrower warrants,  covenants and represents to Lender that there exists no cause of action at law or in equity that would constitute any offset, counterclaim or deduction against the Indebtedness or Obligations.

                    (c) Full and Accurate Disclosure.  To the best of Borrower's knowledge, no statement of fact made by or on behalf of Borrower in this Mortgage or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading as of the date made. There is no fact presently known to Borrower which has not been disclosed which adversely affects, nor as far as Borrower can foresee, might adversely affect, the business, operations or condition
               (financial  or  otherwise)  of  Borrower.

                    (d) Tax Filings.  Borrower has filed all federal,  state and local tax returns required to be filed prior to the date hereof and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments shown to be due from Borrower on such tax returns.

                    (e)  No   Litigation.   No  litigation  is  pending  or,  to
               Borrower's best knowledge, threatened against Borrower which, if determined adversely to Borrower, would have a material adverse effect on the Property or the security created hereby and no Taking has been commenced or, to Borrower's best knowledge, is contemplated with respect to all or any portion of the Mortgaged Property or for the relocation of roadways providing access to the Mortgaged Property which, if determined adversely to Borrower, would have a material adverse effect on the Property or the security created hereby. Borrower has delivered to Lender and the Rating Agencies a certificate setting forth all litigation affecting Borrower or the Properties.

                    (f) Solvency.  The fair saleable value of Borrower's  assets exceeds and will, immediately following the issuance and sale of the Note and the consummation of the other transactions contemplated to take place simultaneously therewith, exceed Borrower's liabilities, including subordinated, unliquidated, disputed and contingent liabilities. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities) beyond its ability to pay such debts as they mature.

                    (g) ERISA. Borrower is not an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) to which ERISA applies and Borrower's assets do not constitute plan assets. No actions, suits or claims under any laws and regulations promulgated pursuant to ERISA are pending or, to Borrower's knowledge, threatened against Borrower. Borrower has no knowledge of any material liability incurred by Borrower which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any Multiemployer Plan, or of any lien which has been imposed on Borrower's assets pursuant to Section 412 of the Code or Sections 302 or 4068 of ERISA.

                    (h) Claims. No claims,  actions,  suits,  proceedings or, to the best knowledge of Borrower after due inquiry, investigations whether judicial or otherwise are pending or, to the best knowledge of Borrower, threatened against Borrower before any domestic or foreign court or administrative, arbitral, governmental or regulatory authority or agency which, if determined adversely to Borrower, would have a material adverse effect on the security created hereby. Borrower has delivered to Lender a certificate setting forth all claims pending against Borrower.

                    (i) Liens. No Lien, other than Permitted Encumbrances, which remains outstanding as of the date hereof, including, without limitation, any tax lien, has been levied against the Mortgaged Property other than certain mechanic's liens previously disclosed to Lender and which have been bonded or insured against collection from against the Property by the Title Company.

                    (j) Outstanding  Liabilities.  No outstanding liabilities of
               Borrower exist which, individually or in the aggregate, would have a material adverse effect on the security created hereby or would materially adversely affect the condition (financial or otherwise) of Borrower other than as disclosed for in financial statements and other required reports delivered by Borrower to Lender, pursuant to the terms of this Mortgage. Borrower has delivered to Lender a certificate setting forth all liabilities of Borrower.

                    (k) Creditors'  Claims.  To Borrower's  best  knowledge,  no claim of any creditor of Borrower would have a material adverse effect on the security created hereby or would materially adversely affect the condition (financial or otherwise) of Borrower. Borrower has delivered to Lender a certificate setting forth all such claims of creditors of Borrower.

                    (l) Enforceability of Loan Documents.  This Mortgage and the
               other Loan Documents are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditor's rights generally in effect from time to time.

                    (m) Contingent Liabilities. Borrower does not have any known material contingent liabilities.

                    (n) No Other  Debt.  Borrower  has not  borrowed or received debt financing (other than financing  evidenced by the Note) that
               has  not  been   heretofore   repaid  in  full.

                    (o) Fraudulent Conveyance.  Borrower represents and warrants as follows: (i) it has not entered into this Mortgage or the other Loan Documents or the transactions contemplated hereby or thereby with the actual intent to hinder, delay, or defraud any creditor, and (ii) it has received reasonably equivalent value in exchange for its obligations under this Mortgage and the other Loan Documents. Giving effect to the transactions contemplated by this Mortgage and the other Loan Documents, the fair saleable value of the assets of Borrower exceeds and will, immediately following the execution and delivery of this Mortgage and the other Loan Documents, exceed the total liabilities of Borrower, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of the assets of Borrower is and will, immediately following the execution and delivery of this Mortgage and the other Loan Documents, be greater than Borrower's probable liabilities, including the maximum amount of the contingent liabilities of Borrower or their debts as such debts become absolute and matured. The assets of Borrower do not and, immediately following the execution and delivery of this Mortgage and the other Loan Documents will not, constitute unreasonably small capital to carry out the business of Borrower as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

                    (p) Access/Utilities. The Property has adequate rights of access to public ways and is, or, with respect to the Construction Properties, after obtaining a permanent Certificate of Occupancy will be, served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary to the continued use and enjoyment of a Property as presently used and enjoyed are located in the public right-of-way abutting the Property, and all such utilities are, or, with respect to the Construction Properties, after obtaining permanent Certificates of Occupancy will be, connected so as to serve the Property without passing over other property, or if the same passes over other property, easements or other agreements provide for rights of use covering the same. All roads necessary for the full utilization of the Property for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the Property.

                    (q) Special  Assessments.  Except to the extent set forth in
               Schedule  3,  there  are  no  pending  or,  to the  knowledge  of
               Borrower, proposed special or other assessments for public improvements or otherwise affecting a Property, nor, to the knowledge of Borrower, are there any contemplated improvements to the Property that may result in such special or other assessments.

                    (r) Flood Zone.  Except as shown on the surveys delivered to
               Lender on the date hereof, none of the Properties are located in a flood hazard area as defined by the Federal Insurance Administration.

                    (s)  Separate  Business;  Corporate  Formalities.

                         (i) Borrower shall maintain its own deposit  account or
                    accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of Borrower will not be diverted to any other Person or for other than business uses of Borrower, nor will such funds be commingled with the funds of any other Affiliate;

                         (ii) To the extent that Borrower shares the same officers or other employees as any of its partners or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

                         (iii) To the extent  that  Borrower  jointly  contracts
                    with any of its partners or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that Borrower contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Borrower and any of its Affiliates shall be only on an arm's length basis.

                         (iv) To the extent that Borrower and any of its constituent partners or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                         (v)  Borrower  shall  conduct its  affairs  strictly in
                    accordance with its  organizational  documents,  and observe all necessary, appropriate and customary partnership formalities, as applicable, including, but not limited to, obtaining any and all partners' consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                         (vi) In addition,  Borrower  shall:  (a) maintain books
                    and records separate from those of any other person; (b) maintain its assets in such a manner that it is nor costly or difficult to segregate, identify or ascertain such assets; (c) hold regular meetings of its board of directors, shareholders, partners or members, as the case may be, and observe all other corporate, partnership or limited liability company, as the case may be, formalities; (d) hold itself out to creditors and the public as a legal entity separate and distinct from any other entity; (e) prepare separate tax returns and financial statements, or if part of a consolidated group, then it will be shown as a separate member of such group; (f) transact all business with Affiliates on an arm's-length basis and pursuant to enforceable agreements; (g) conduct business in its name and use separate stationery, invoices and checks; (h) not commingle its assets or funds with those of any other Person; and (i) not assume, guarantee or pay the debts or
                    obligations   of  any  other  Person.

                         (t) Director Consents.  The General Partner of Borrower
                    shall obtain the consent of all its directors, including the Independent Director, to (i) file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings or to authorize Borrower to do so, (ii) dissolve, liquidate, consolidate, merge or sell all or substantially all of Borrower's assets, (iii) engage in any other business activity, or (iv) amend its organizational documents in a manner that affects the status of the General Partner as a Single Purpose Entity or that changes the voting rights of the Independent Director.

                         (u) No Default. As of the date hereof,  Borrower is not
                    in material  default  under the terms and  provisions of any
                    Operating   Agreement  or  any  Material   Lease.

                         (v) Collateral As Entirety of Property. Each Property and the Personalty located thereon constitutes all of the real property, equipment and fixtures currently owned by Borrower or currently used in the operation of the business located on such Property.

                         (w) No  Property  Damage.  As of the  date  hereof,  to
                    Borrower's knowledge, no portion of the Improvements at a Property has been materially damaged, destroyed or injured by fire or other casualty which is not now fully restored or in the process of being restored.

                         (x) Separate Tax Parcels. Each Property constitutes one
                    or more separate tax lots, with a separate tax assessment, independent of any other land or improvements.

                         (y) Title  Insurance.  Borrower has delivered to Lender
                    (i) a lender's title insurance policy in form acceptable to Lender, issued by the Title Company for each Property other than the Properties located in Florida, in an amount not less than the Allocated Loan Amount for each such Property, with a "Tie-In" endorsement with respect to all such Properties, and (ii) for the Properties located in Florida, a blanket lender's title insurance policy in form acceptable to Lender, issued by the Title Company in an amount not less than the Allocated Loan Amount of the Properties located in Florida. The title insurance policies referred to in this sub-paragraph (y) include all title insurance endorsements requested by Lender in its sole and absolute discretion, are dated as of the date hereof and insure that this Mortgage is a valid first priority lien on the Land and Improvements, subject only to Permitted Encumbrances, standard exceptions contained in the current ALTA printed form policy issued by the Title Company, and any other matters consented to by Lender.

                         32 . No Waiver. No failure by Lender to insist upon the
                    strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or right, power or remedy or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect, or shall affect or alter the rights of Lender with respect to any other then existing or
                    subsequent   breach.

                         33 . Non-Recourse Obligations. Notwithstanding anything
                    in this Mortgage (other than as set forth in Section 41 hereof), the Note or the other Loan Documents, no personal liability shall be asserted or enforceable against (i) Borrower, (ii) any Affiliate of Borrower, (iii) any Person owning directly or indirectly, any legal or beneficial interest in Borrower or any Affiliate of Borrower, or (iv)
                    any partner, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, Affiliate or director of any Persons described in clauses
                    (i) through (iii) above (collectively, the "Exculpated Parties") by Lender in respect of the Obligations, this Mortgage, the Note or any other Loan Document, or the making, issuance or transfer thereof, all such liability, if any, being expressly waived by Lender. Lender, and each successive holder of any Note and this Mortgage shall accept the Note and this Mortgage upon the express condition of this provision and limitation that in the case of the occurrence and continuance of an Event of Default, Lender's remedies in its sole discretion shall be any or all of:

                         (i) Foreclosure of the lien of this Mortgage in accordance with the terms and provisions set forth in this Mortgage;

                         (ii) Action against any other security at any time given to secure the payment of the Note and under the other Loan Documents; and

                         (iii) Exercise of any other remedy set forth in this Mortgage or any other Loan Document.

                    The lien of any judgment against Borrower and any proceeding instituted on, under or in connection with the Note or this Mortgage, or both, shall not extend to any property now or hereafter owned by Borrower or any Exculpated Party other than the Net Operating Income from and after an Event of Default, provided that Borrower or any Exculpated Party shall not have misappropriated the same, and the ownership interest of Borrower in the Mortgaged Property and the other security for the payment of the Note or this Mortgage.

                    Notwithstanding anything to the contrary in this Mortgage or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt secured by this Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents.

                    Notwithstanding  anything in this  Mortgage to the contrary, there shall at no time be any limitation on Borrower's liability for the payment to Lender of: (1) condemnation proceeds or insurance proceeds which Borrower has received and to which Lender is entitled pursuant to the terms of this Mortgage or any of the Loan Documents to the extent the same have not been applied toward payment of sums due under the Note or under this Mortgage, or used for the repair or replacement of the Mortgaged Property pursuant to this Mortgage, or (2) all loss, damage and expense as incurred by Lender and arising from any fraud, or intentional misrepresentation of Borrower or (3) any misappropriation of Rents or security deposits by Borrower or any Affiliate of Borrower.

                    34 . Further Assurances.  Borrower, at its own expense, will execute, acknowledge and deliver all such reasonable further acts, documents or instruments including security agreements on any building equipment included or to be included in the Mortgaged Property and a separate assignment of each Lease, excluding Room and Facilities Leases, and take all such actions as Lender from time to time may reasonably request to better assure, transfer and confirm unto Lender the rights now or hereafter intended to be granted to Lender under this Mortgage or the other Loan Documents. Borrower shall notify Lender no less than thirty (30) days prior to a change of address.

                    35 . Estoppel  Certificates.  Borrower and Lender each will, from time to time, upon twenty (20) days' prior written request by the other party, execute, acknowledge and deliver to the requesting party, in the case of a request to Lender, a certificate signed by an authorized officer or officers and in the case of a request to Borrower, an Officer's Certificate, stating that this Mortgage is unmodified and in full force and effect (or, if there have been modifications, that this Mortgage is in full force and effect as modified and setting forth such modifications) and stating the amount of accrued and unpaid interest and the outstanding principal amount of the Note. The estoppel certificate from Lender shall also state either that, to Borrower's best knowledge and based on no independent investigation, no Default exists hereunder or, if any Event of Default shall exist hereunder, specify any Event of Default of which Borrower has actual knowledge and the steps being taken to cure such Event of Default.

                    36 .  [Intentionally  Omitted]

                    37  .  INDEMNIFICATION  BY  BORROWER.

                    SUBJECT TO THE PROVISIONS OF SECTION  HEREOF,  BORROWER WILL
               PROTECT, INDEMNIFY AND SAVE HARMLESS LENDER, AND ALL OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS THEREOF (COLLECTIVELY, THE "INDEMNIFIED PARTIES") FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS' FEES AND EXPENSES ACTUALLY INCURRED) IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST THE INDEMNIFIED PARTIES OR THE MORTGAGED PROPERTY OR ANY PART OF ITS INTEREST THEREIN BY A THIRD PARTY, BY REASON OF THE OCCURRENCE OR EXISTENCE OF ANY OF THE FOLLOWING (TO THE EXTENT INSURANCE PROCEEDS PAYABLE ON ACCOUNT OF THE FOLLOWING SHALL BE INADEQUATE; IT BEING UNDERSTOOD THAT IN NO EVENT WILL THE INDEMNIFIED PARTIES BE REQUIRED TO ACTUALLY PAY OR INCUR ANY COSTS OR EXPENSES AS A CONDITION TO THE EFFECTIVENESS OF THE FOREGOING INDEMNITY) PRIOR TO (I) THE ACCEPTANCE BY LENDER OR ANY THIRD PARTY OF A DEED-IN-LIEU OF FORECLOSURE WITH RESPECT TO THE APPLICABLE PROPERTY, OR (II) THE INDEMNIFIED PARTIES TAKING POSSESSION OR CONTROL OF THE APPLICABLE PROPERTY, UNLESS CAUSED SOLELY BY THE ACTUAL WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTIES (OTHER THAN SUCH WILLFUL MISCONDUCT OR GROSS NEGLIGENCE IMPUTED TO THE INDEMNIFIED PARTIES BECAUSE OF THEIR INTEREST IN THE MORTGAGED PROPERTY): (1) OWNERSHIP OF BORROWER'S INTEREST IN THE MORTGAGED PROPERTY, OR ANY INTEREST THEREIN, OR RECEIPT OF ANY RENTS OR OTHER SUM THEREFROM, (2) ANY ACCIDENT, INJURY TO OR DEATH OF ANY PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING ON OR ABOUT THE MORTGAGED PROPERTY OR ANY APPURTENANCES THERETO,
               (3) ANY DESIGN, CONSTRUCTION, OPERATION, REPAIR, MAINTENANCE, USE, NON-USE OR CONDITION OF THE MORTGAGED PROPERTY OR APPURTENANCES THERETO, INCLUDING CLAIMS OR PENALTIES ARISING FROM VIOLATION OF ANY LEGAL REQUIREMENT OR INSURANCE REQUIREMENT, AS WELL AS ANY CLAIM BASED ON ANY PATENT OR LATENT DEFECT, WHETHER OR NOT DISCOVERABLE BY LENDER, ANY CLAIM THE INSURANCE AS TO WHICH IS INADEQUATE, AND ANY ENVIRONMENTAL CLAIM, (4) ANY DEFAULT UNDER THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY FAILURE ON THE PART OF BORROWER TO PERFORM OR COMPLY WITH ANY OF THE MATERIAL TERMS OF ANY LEASE OR OPERATING AGREEMENT WITHIN THE APPLICABLE NOTICE OR GRACE PERIODS, (5) ANY PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE MORTGAGED PROPERTY OR ANY PART
               THEREOF, (6) ANY NEGLIGENCE OR TORTIOUS ACT OR OMISSION ON THE PART OF BORROWER OR ANY OF ITS AGENTS, CONTRACTORS, SERVANTS, EMPLOYEES, SUBLESSEES, LICENSEES OR INVITEES, (7) ANY CONTEST REFERRED TO IN SECTION 7(c) HEREOF, (8) ANY OBLIGATION OR UNDERTAKING RELATING TO THE PERFORMANCE OR DISCHARGE OF ANY OF THE TERMS, COVENANTS AND CONDITIONS OF THE LANDLORD CONTAINED IN THE LEASES OR (9) THE PRESENCE AT, IN OR UNDER THE PROPERTY OR THE IMPROVEMENTS THEREON OF ANY HAZARDOUS SUBSTANCE IN VIOLATION OF ANY LEGAL REQUIREMENT. ANY AMOUNTS THE INDEMNIFIED PARTIES ARE LEGALLY ENTITLED TO RECEIVE UNDER THIS SECTION 37 WHICH ARE NOT PAID WITHIN TEN (10) BUSINESS DAYS AFTER WRITTEN DEMAND THEREFOR BY THE INDEMNIFIED PARTIES OR LENDER, SETTING FORTH IN REASONABLE DETAIL THE AMOUNT OF SUCH DEMAND AND THE BASIS THEREFOR, SHALL BEAR INTEREST FROM THE DATE OF DEMAND AT THE DEFAULT RATE, AND SHALL, TOGETHER WITH SUCH INTEREST, BE PART OF THE INDEBTEDNESS AND SECURED BY THIS MORTGAGE. IN CASE ANY ACTION, SUIT OR PROCEEDING IS BROUGHT AGAINST THE INDEMNIFIED PARTIES BY REASON OF ANY SUCH OCCURRENCE, BORROWER SHALL AT BORROWER'S EXPENSE RESIST AND DEFEND SUCH ACTION, SUIT OR PROCEEDING OR WILL CAUSE THE SAME TO BE RESISTED AND DEFENDED BY COUNSEL AT BORROWER'S REASONABLE EXPENSE FOR THE INSURER OF THE LIABILITY OR BY COUNSEL DESIGNATED BY BORROWER (UNLESS REASONABLY DISAPPROVED BY LENDER PROMPTLY AFTER LENDER HAS BEEN NOTIFIED OF SUCH COUNSEL); PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL COMPROMISE THE RIGHT OF LENDER (OR ANY INDEMNIFIED PARTY) TO APPOINT ITS OWN COUNSEL AT BORROWER'S EXPENSE FOR ITS DEFENSE WITH RESPECT TO ANY ACTION WHICH IN ITS REASONABLE OPINION PRESENTS A CONFLICT OR POTENTIAL CONFLICT BETWEEN LENDER AND BORROWER THAT WOULD MAKE SUCH
               SEPARATE REPRESENTATION ADVISABLE; PROVIDED FURTHER THAT IF LENDER SHALL HAVE APPOINTED SEPARATE COUNSEL PURSUANT TO THE FOREGOING, BORROWER SHALL NOT BE RESPONSIBLE FOR THE EXPENSE OF ADDITIONAL SEPARATE COUNSEL OF ANY INDEMNIFIED PARTY UNLESS IN THE REASONABLE OPINION OF LENDER A CONFLICT OR POTENTIAL CONFLICT EXISTS BETWEEN SUCH INDEMNIFIED PARTY AND LENDER. SO LONG AS BORROWER IS RESISTING AND DEFENDING SUCH ACTION, SUIT OR PROCEEDING AS PROVIDED ABOVE IN A PRUDENT AND COMMERCIALLY REASONABLE MANNER, LENDER AND THE INDEMNIFIED PARTIES SHALL NOT BE ENTITLED TO SETTLE SUCH ACTION, SUIT OR PROCEEDING AND CLAIM THE BENEFIT OF THIS SECTION 37 WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING AND LENDER AGREES THAT IT WILL NOT SETTLE ANY SUCH ACTION, SUIT OR PROCEEDING WITHOUT THE CONSENT OF BORROWER; PROVIDED, HOWEVER, THAT IF LENDER REASONABLY DETERMINES THAT BORROWER IS NOT DILIGENTLY DEFENDING SUCH ACTION, SUIT OR PROCEEDING IN A PRUDENT AND COMMERCIALLY REASONABLE MANNER AS PROVIDED ABOVE, AND HAS PROVIDED BORROWER WITH THIRTY (30) DAYS' PRIOR WRITTEN NOTICE, OR SHORTER PERIOD IF MANDATED BY THE REQUIREMENTS OF APPLICABLE LAW, AND OPPORTUNITY TO CORRECT SUCH DETERMINATION, LENDER MAY SETTLE SUCH ACTION, SUIT OR PROCEEDING SUBJECT ONLY TO BORROWER'S CONSENT WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, AND CLAIM THE BENEFIT OF THIS
               SECTION 37 WITH RESPECT TO SETTLEMENT OF SUCH ACTION, SUIT OR PROCEEDING. ANY INDEMNIFIED PARTY WILL GIVE BORROWER PROMPT NOTICE AFTER SUCH INDEMNIFIED PARTY OBTAINS ACTUAL KNOWLEDGE OF ANY POTENTIAL CLAIM BY SUCH INDEMNIFIED PARTY FOR INDEMNIFICATION HEREUNDER.

                    38 . Release of Property. (a) If Borrower shall pay or cause to be paid, the principal of and interest on the Note in full at maturity or as permitted in accordance with the terms thereof or hereof and all other Indebtedness payable to Lender hereunder by Borrower or secured hereby or by the other Loan Documents and all of the payment Obligations shall have been performed, then this Mortgage and all the other Loan Documents shall be discharged and satisfied or assigned (to Borrower or to any other Person at Borrower's direction and without representation or warranty by, or recourse to, Lender), at Borrower's option, without warranty (except that Lender shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered this Mortgage or the other Loan Documents), at the expense of Borrower upon its written request, and, with respect to the Mortgaged Property located in the State of Georgia, Lender shall cancel and surrender this Mortgage. Concurrently with such release and satisfaction or assignment or cancellation and surrender of this Mortgage and all the other Loan Documents, Lender will return to Borrower the Note and all insurance policies relating to the Mortgaged Property which may be held by Lender, any amounts held in escrow pursuant to this Mortgage or the Cash Collateral Agreement, if applicable, or otherwise, and any part of the Mortgaged Property or other Collateral that may be in its possession and, on the written request and at the expense of Borrower, will execute and deliver such instruments of conveyance, assignment and release (including appropriate UCC-3 termination statements) prepared by Borrower and as may reasonably be requested by Borrower to evidence such release and satisfaction, or assignment, or cancellation and surrender and any such instrument, when duly executed by Lender and, if appropriate, duly recorded by Borrower in the places where this Mortgage and each other Loan Document is recorded, shall conclusively evidence the release and satisfaction or assignment or cancellation and surrender of this Mortgage and the other Loan Documents.

                    (b) Notwithstanding anything contained in this Section 38, Borrower shall be entitled to have one or more Properties released from the Lien of this Mortgage or may require Lender to cancel and surrender this Mortgage with respect to one or more of the Properties, but, in either case, not more than six (6) Properties, in connection with (A) prior to June 30, 1999 (or June 30, 2001 if the Maturity Date of the Note is extended to such date by Lender), payment of an amount equal to one hundred twenty-five percent (125%) of the Allocated Loan Amount with respect to the Property to be released together with all accrued and unpaid interest related to said Allocated Loan Amount or (B) delivery of Defeasance Collateral, provided that all of the conditions set forth below have been satisfied:

                    (i) Lender shall have received from Borrower at least thirty days' prior written notice of the date proposed for such release (the "Release Date"), which Release Date shall be a Payment Date (as defined in the Note);

                    (ii) No  Event  of  Default   shall  have  occurred  and  be
                         continuing as of the date of such notice and the Release Date;

                    (iii)(A) If the Release Date shall be prior to June 30, 1999
                         (or June 30, 2001 if the Maturity Date of the Note is extended to such date by Lender), Borrower shall deliver to Lender funds in an amount equal to one hundred twenty-five percent (125%) of the Allocated Loan Amount for the Property to be released or (B) if the Release Date is after June 30, 1999 (or June 30, 2001 if the Maturity Date of the Note is extended to such date by Lender), Borrower shall deliver to Lender (pursuant to and in accordance with the provisions of Sections 46 and 47 hereof) on the Release Date Defeasance Collateral in such amount as shall satisfy the Minimum Defeasance Collateral Requirement with respect to such Property;

                    (iv) Borrower  shall have  delivered  to Lender an Officer's
                         Certificate, dated the Release Date, confirming the matters referred to in clause (ii) above, certifying that the provisions of clause (iii) above have been complied with and certifying that all conditions precedent for such release contained in this Mortgage have been complied with;

                    (v) Borrower, at its sole cost and expense, shall have delivered to Lender, one or more endorsements to the Lender policy of title insurance delivered to Lender on the date hereof in connection with this Mortgage insuring that, after giving effect to such release, (x) the Liens created hereby and insured thereunder are first priority Liens on the respective remaining Properties subject only to the Permitted Encumbrances applicable to the remaining Properties and (y) that such policy is in full force and effect and unaffected by such release;

                    (vi) The Debt  Service  Coverage  Ratio with  respect to the remaining Properties would be not less than 1.60:1;

                    (vii)The Loan to  Value  Ratio  for  each of the  Properties that will not be released is less than seventy percent (70%).

                  (viii) Borrower shall deliver written  confirmation from the
                         Rating Agencies that such release will not result in a downgrade, withdrawal or qualification of the then current ratings of any securities backed in part by this Mortgage;

                    (ix) (as  evidenced by  appraisals  prepared by  Independent
                         Appraisers selected by Lender performed at Borrower's expense) the fair market value of the Properties that will remain subject to the lien of this Mortgage as of the date of the proposed release shall not be less than the fair market value of such Properties as of the date of this Mortgage as evidenced by appraisals delivered to Lender on the Closing Date;

                    (x)  Lender shall have  received  from Borrower with respect to the matters referred to in clause (vi), (x) statements of the Net Operating Income and Debt Service (both on a consolidated basis and separately for the applicable Property(ies) to be released) for the applicable measuring period, and (y) based on the foregoing statements of Net Operating Income and Debt Service, calculations of the Debt Service Coverage Ratio both with and without giving effect to the proposed release, and (z) calculations of the ratios referred to in such clause (vi), accompanied by an Officers' Certificate stating that such statements, calculations and information are true, correct, and complete in all material respects.

               (d) Upon or after the delivery of Payment of one hundred twenty-five percent (125%) of the Allocated Loan Payment or Defeasance Collateral in accordance with Section 38(b) (iii) and Section 46(b)(iii) hereof and, if Borrower is required to deliver Defeasance Collateral, the satisfaction of all other conditions provided for herein in Sections 46 and 47, Lender shall effectuate the following
          (hereinafter referred to as a "Property Release"): the security interest of Lender in this Mortgage and the other Loan Documents relating to the released Property shall be split, severed and released from the Lien of this Mortgage and Lender will execute and deliver any agreements reasonably requested by Borrower to release and terminate or reassign, at Borrower's option, this Mortgage as to the released Property; provided, that such release and termination or reassignment shall be without recourse to Lender and such documents shall be in form and substance acceptable to Lender in its sole and absolute discretion; and without any representation or warranty and Lender shall return the originals of any Loan Documents that relate solely to the released Property to Borrower; provided, further, that upon the release and termination or reassignment of Lender's security interest in this Mortgage relating to the released Property all references herein to this Mortgage relating to the released Property shall be deemed deleted, except as otherwise provided herein with respect to indemnities.

               39 . Rating Agency Monitoring. Until the Obligations are paid in full, Borrower shall provide the Rating Agencies with all financial reports required hereunder and such other information as it shall reasonably request, including copies of any notices delivered to and received from Lender hereunder, to enable it to continuously monitor the creditworthiness of Borrower and to permit an annual surveillance of the implied credit rating of certain securities secured by a pledge of the Note; provided, however, such information shall be provided to the Rating Agencies to the extent such information is readily available to Borrower in the ordinary course of business and would not result in additional expense to Borrower.

               40. Environmental Matters.

               (a)  Representations.  Borrower  hereby  represents  and warrants that, (i) Borrower has not engaged in or knowingly permitted any operations or activities upon, or any use or occupancy of the Property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Substances on, under, in or about the Property, or transported any Hazardous Substances to, from or across the Property, except in all cases in material compliance with Environmental Requirements and only in the course of legitimate business operations by Borrower and use and occupancy by Tenants at the Property; (ii) except as disclosed in Environmental Reports delivered to Lender on or prior to the date hereof, to Borrower's knowledge, no tenant, occupant or user of any Property, nor any other person, has during Borrower's ownership of such Property, engaged in or permitted any operations or activities upon, or any use or occupancy of the Property, or any portion thereof, for the purpose of or in any material way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Substances on, in or about the Property, or transported any Hazardous Substances to, from or across the Property, except in all cases in material compliance with Environmental Requirements and only in the course of legitimate business operations at the Property; (iii) except as disclosed in Environmental Reports delivered to Lender on or prior to the date hereof, to Borrower's knowledge, no Hazardous Substances are presently constructed, deposited, stored, or otherwise located on, under, in or about any Property except in material compliance with Environmental Requirements; (iv) to Borrower's knowledge, no Hazardous Substances have migrated from the Property upon or beneath other properties which would reasonably be expected to result in material liability for Borrower; and (v) to Borrower's knowledge, no Hazardous Substances have migrated or threaten to migrate from other properties upon, about or beneath any Property which would reasonably be expected to result in material liability for Borrower.

               (b)  Covenants.  Subject to  Borrower's  right to  contest  under
          Section 7(c) hereof, Borrower covenants and agrees with Lender that it shall comply with all Environmental Laws in all material respects. If at any time during the continuance of the Lien of this Mortgage, a Governmental Authority having jurisdiction over the Mortgaged Property requires remedial action to correct the presence of Hazardous
          Materials in, around, or under any Property (an "Environmental Event"), Borrower shall deliver prompt notice of the occurrence of such Environmental Event to Lender. Within (30) thirty days after Borrower has knowledge of the occurrence of an Environmental Event, Borrower shall deliver to Lender an Officer's Certificate (an "Environmental Certificate") explaining the Environmental Event in reasonable detail and setting forth the proposed remedial action, if any.

               (c) ENVIRONMENTAL INDEMNIFICATION. SUBJECT TO SECTION 33 OF THIS MORTGAGE, BORROWER SHALL PROTECT, INDEMNIFY, SAVE, DEFEND, AND HOLD HARMLESS LENDER, ITS SUBSIDIARIES, AFFILIATES AND ALL OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS THEREOF (COLLECTIVELY, THE "INDEMNIFIED ENVIRONMENTAL PARTIES") FROM AND AGAINST ANY AND ALL LIABILITY, LOSS, DAMAGE, ACTIONS, CAUSES OF ACTION, COSTS OR EXPENSES WHATSOEVER (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) AND ANY AND ALL CLAIMS, SUITS AND JUDGMENTS WHICH ANY INDEMNIFIED ENVIRONMENTAL PARTY MAY SUFFER, AS A RESULT OF OR WITH RESPECT TO: (A) ANY ENVIRONMENTAL CLAIM RELATING TO OR ARISING FROM SUCH PROPERTY; (B) THE VIOLATION OF ANY ENVIRONMENTAL LAW IN CONNECTION WITH SUCH PROPERTY; (C) ANY RELEASE, SPILL, OR THE PRESENCE OF ANY HAZARDOUS SUBSTANCES AFFECTING SUCH PROPERTY; AND (D) THE PRESENCE AT, IN, ON OR UNDER, OR THE RELEASE, ESCAPE, SEEPAGE, LEAKAGE, DISCHARGE OR MIGRATION AT OR FROM, SUCH PROPERTY OF ANY HAZARDOUS SUBSTANCES, WHETHER OR NOT SUCH CONDITION WAS KNOWN OR UNKNOWN TO BORROWER PROVIDED THAT, IN EACH CASE, BORROWER MAY BE RELIEVED OF ITS OBLIGATION UNDER THIS SUBSECTION IF ANY OF THE MATTERS REFERRED TO IN CLAUSES (A) THROUGH (D) ABOVE DID NOT OCCUR (BUT NEED NOT HAVE BEEN DISCOVERED) PRIOR TO THE EARLIEST OF (1) THE FORECLOSURE OF THIS MORTGAGE WITH RESPECT TO SUCH PROPERTY, (2) THE DELIVERY BY BORROWER TO LENDER OR A THIRD PARTY OF A DEED-IN-LIEU OF FORECLOSURE WITH RESPECT TO SUCH PROPERTY, OR (3) LENDER'S TAKING POSSESSION AND CONTROL OF SUCH PROPERTY AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER AND SUCH OBLIGATION IS A RESULT OF THE ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTY. IF ANY SUCH ACTION OR OTHER PROCEEDING SHALL BE BROUGHT AGAINST LENDER, UPON WRITTEN NOTICE FROM BORROWER TO LENDER (GIVEN REASONABLY PROMPTLY FOLLOWING LENDER'S NOTICE TO BORROWER OF SUCH ACTION OR PROCEEDING), BORROWER SHALL BE ENTITLED TO ASSUME THE DEFENSE THEREOF, AT BORROWER'S EXPENSE, WITH COUNSEL REASONABLY ACCEPTABLE TO LENDER; PROVIDED, HOWEVER, LENDER MAY, AT ITS OWN EXPENSE, RETAIN SEPARATE COUNSEL TO PARTICIPATE IN
          SUCH DEFENSE, BUT SUCH PARTICIPATION SHALL NOT BE DEEMED TO GIVE LENDER A RIGHT TO CONTROL SUCH DEFENSE, WHICH RIGHT BORROWER EXPRESSLY RETAINS. NOTWITHSTANDING THE FOREGOING, EACH INDEMNIFIED ENVIRONMENTAL PARTY SHALL HAVE THE RIGHT TO EMPLOY SEPARATE COUNSEL AT BORROWER'S EXPENSE IF, IN THE REASONABLE OPINION OF LEGAL COUNSEL, A CONFLICT OR

          POTENTIAL CONFLICT EXISTS BETWEEN THE INDEMNIFIED ENVIRONMENTAL PARTY AND BORROWER THAT WOULD MAKE SUCH SEPARATE REPRESENTATION ADVISABLE.

               41 . Recourse Nature of Certain Indemnifications. Notwithstanding anything to the contrary provided in this Mortgage or in any other Loan Document, the indemnification provided in Section 40(c) hereof shall be fully recourse to Borrower (but not to (i) any Affiliate of Borrower, (ii) any Person owning directly or indirectly, any legal or beneficial interest in Borrower or any Affiliate of Borrower, and
          (iii) any partner, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, Affiliate or director of Borrower or of any Persons described in clauses (i) through (ii) above) and shall be independent of, and shall survive, the discharge of the Indebtedness, the release of the Lien created under this Mortgage, the cancellation and surrender of this Mortgage and/or the conveyance of title to any Property to Lender or any purchaser or designee in connection with a foreclosure of this Mortgage or conveyance in lieu of foreclosure.

               42 . Counterparts. This Mortgage may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

               43 . Merger, Conversion, Consolidation or Succession to Business of Lender. Any corporation into which Lender may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Lender shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of Lender, shall be the successor of Lender hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. Lender shall provide the Rating Agencies with written notice of any merger or conversion to be undertaken pursuant to this Section 43 no less than thirty (30) days' prior to such merger or conversion.

               44 . No Endorsement. Lender shall not become or be considered to be an endorser, co-maker or co-obligor on any Note or on any obligation of Borrower secured by this Mortgage or otherwise.

               45 . Intentionally Omitted.


               46 . Defeasance.

               (a) With respect to a release of the Lien of this Mortgage pursuant to Section 38(b) hereof where the payment of Defeasance Collateral is required pursuant to Section 38(c)(iii), other than in connection with a total repayment on the Maturity Date (each, a "Defeasance"), the Borrower shall deposit Defeasance Collateral in accordance with subsection (b) below to the Defeasance Collateral Account. In no event shall the deliverance of Defeasance Collateral cause the Borrower to be released from its obligations to make payments of principal and interest on the Note.

               (b) The Defeasance shall be permitted at such time as all of the following events shall have occurred:

                    (i) during the Extension Term (as hereinafter defined),  the
               Defeasance shall occur after any lockout period provided for during such Extension Term;

                    (ii) the Defeasance Collateral Account shall have been established pursuant to Section 47 hereof;

                    (iii) Borrower shall have delivered or caused to have been delivered to Lender the Defeasance Collateral for deposit into the Defeasance Collateral Account such that it will satisfy the Total Defeasance Collateral Requirement with respect to a release of the Properties at the time of delivery and all such Defeasance Collateral, if in registered form, shall be registered in the name of Lender or its nominee (and, if registered in nominee name endorsed to Lender or in blank) and, if issued in book-entry form, the name of Lender or its nominee shall appear as the owner of such securities on the books of the Federal Reserve Bank or other party maintaining such book-entry system;

                    (iv) Borrower shall have granted or caused to have been granted to Lender a valid perfected first priority security interest in the Defeasance Collateral and all proceeds thereof;

                    (v) Borrower  shall have delivered or caused to be delivered to Lender an Officers' Certificate, dated as of the date of such delivery (x) that sets forth the aggregate face amount or unpaid principal amount, interest rate and maturity of all such Defeasance Collateral, a copy of the transaction journal, if any, or such other notification, if any, published by or on behalf of the Federal Reserve Bank or other party maintaining a book-entry system advising that Lender or its nominee is the owner of such securities issued in book-entry form, and (y) to the following effect that states that:

                         (A) Borrower owns the Defeasance Collateral being delivered to Lender free and clear of any and all Liens, security interests or other encumbrances, and has not assigned any interest or participation therein (or, if any such interest or participation has been assigned, it has been released), and Borrower has full power and authority to pledge such Defeasance Collateral to Lender;

                         (B) such Defeasance Collateral consists solely of Defeasance Eligible Investments;

                         (C) such  Defeasance  Collateral  satisfies  the  Total
                    Defeasance Collateral Requirement, or the Minimum Defeasance Collateral Requirement (for a Partial Release), as the case may be, determined as of the date of delivery;

                         (D) the  Defeasance  contemplated  hereby will not give
                    rise to an Event of Default; and

                         (E) the information set forth in the schedule  attached
                    to such Officers' Certificate is correct and complete as of the date of delivery (such schedule, which shall be attached to and form a part of such Officers' Certificate, shall demonstrate satisfaction of the requirement set forth in clause (C) above, in a form reasonably acceptable to Lender);

                    (vi) Borrower shall have delivered or caused to be delivered to Lender (A) the Required Opinion with respect to Lender's interest in such Defeasance Collateral, (B) a Tax Opinion, (C) if the Mortgage Loan at such time is included in a REMIC, a Nondisqualification Opinion, and (D) an additional Opinion of Counsel, to the effect that Lender will not be required to be registered under the Investment Company Act as a result of such Defeasance, and (E) an Opinion of Counsel that Lender has been granted a first priority perfected security interest in the Defeasance Collateral;

                    (vii) Borrower shall have delivered or caused to be delivered to Lender a certificate, acceptable to Lender, from an independent certified public accountant confirming that Borrower has satisfied the provisions of this Section 46(b);

                    (viii) Lender shall have received from each of the Rating Agencies written affirmation that the current credit ratings of the securities secured by a pledge of the Note immediately prior to such defeasance will not be qualified, downgraded or withdrawn as a result of such defeasance, which affirmation may be granted or withheld in the Rating Agencies' sole and absolute discretion; and

               (ix) Borrower shall have delivered or caused to be delivered to Lender such other documents and certificates as Lender may reasonably request in connection with demonstrating that Borrower has satisfied the provisions of this Section 46(b).

               (c) For purposes of determining whether sufficient amounts are on deposit in the Defeasance Collateral Account, there shall be included only payments of principal and predetermined and certain income thereon (determined without regard to any reinvestment of such amounts) that will occur on a stated date for a stated payment on or before the dates when such amounts may be required to be applied to pay the principal and interest when due on the Note, together with the outstanding principal balance of the Note as of such date.

               47 . Defeasance Collateral Account.

               (a) On or before the date on which Borrower delivers Defeasance Collateral to Lender pursuant to Section 6 or 46 hereof, Borrower shall open at any Approved Bank or Banks at the time and acting as custodian for Lender, a defeasance collateral account (the "Defeasance Collateral Account") which shall at all times be an Eligible Account (as defined in the Cash Collateral Agreement), in which Borrower shall grant to Lender or reconfirm the grant to Lender of a security interest as part of the Mortgaged Property hereunder. Should Borrower open the Defeasance Collateral Account at a bank or banks other than an Approved Bank, such Defeasance Collateral Account must be maintained as a segregated trust account. The Defeasance Collateral Account shall contain (i) all Defeasance Collateral delivered by Borrower pursuant to Sections 38, 46 and 47 hereof, (ii) all payments received on Defeasance Collateral held in the Defeasance Collateral Account and (iii) all income or other gains from investment of moneys or other property deposited in the Defeasance Collateral Account, provided, however, that (x) any sums earned on any Defeasance Collateral, which sums were not included in the determination of the Total Defeasance Collateral, shall be paid monthly by Lender to Borrower and (y) any sums earned on any Defeasance Collateral representing the difference between the assumed interest on the Note at the Default Rate and the lesser, if applicable, of the actual interest on the Note for the quarter prior to the preceding Due Date shall be paid quarterly to the Borrower. All such amounts, including all income from the investment or reinvestment thereof, shall be held by Lender as part of the Mortgaged Property, subject to withdrawal by Lender for the purposes set forth in this Section 47. Borrower shall be the owner of the Defeasance Collateral Account and shall report all income accrued on Defeasance Collateral for federal, state and local income tax purposes in its income tax return.

               (b) Lender shall withdraw, draw on or collect and apply the amounts that are on deposit in the Defeasance Collateral Account to pay when due the principal and all installments of interest and principal on the Note and other amounts due under the Loan Documents.

               (c) Funds and other property in the Defeasance Collateral Account shall not be commingled with any other monies or property of Borrower or any Affiliate of Borrower.

               (d) Lender  shall not in any way be held  liable by reason of any
          insufficiency  in  the  Defeasance   Collateral  Account.

               48 . [Intentionally Omitted]

               49 . Liability of Lender. Lender shall not be liable for any error of judgment or act done by Lender in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Lender's gross negligence or willful misconduct. Lender shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All monies received by Lender shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall be segregated from all other monies, and Lender shall be under no liability for interest on any monies received by him hereunder. Borrower will reimburse Lender for, and indemnify and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties hereunder.

               50 . Lender and Trustee. This Section 50 shall be applicable to all Deed of Trust States.

               (a) The Trustees accept the trusts hereby created and agree to perform the duties herein required of them upon the terms and conditions hereof.

               The duties and obligations of the Trustees in respect of this Mortgage shall be as set forth in this Section 50.

                    (i) Except upon the occurrence and during the continuance of an Event of Default actually known to Lender:

                         (1) The Trustees shall undertake to perform such duties
                    and obligations and only such duties and obligations as are specifically set forth in this Mortgage and the other Loan Documents or as otherwise directed by a letter of direction from Lender, and no implied covenants or obligations shall be read into this Mortgage or the other Loan Documents against the Trustees; and

                         (2) In the  absence  of bad  faith,  the  Trustees  may
                    conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustees and conforming to the requirements of this Mortgage and the other Loan Documents; but in the case of any such certificates or opinions which by any provision hereof or thereof are specifically required to be furnished to Lender, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Mortgage and the other Loan Documents.

                    (ii) In  case an  Event  of  Default  known  to  Lender  has occurred and is continuing, the Trustees shall exercise the rights and powers vested in the Trustees by this Mortgage and the other Loan Documents, with reasonable care.

                    (iii) No  provision of this  Mortgage  shall be construed to relieve the Trustees from liability for their own negligence or willful misconduct, except that:

                         (1) Section  50(a)  hereof  shall not be  construed  to
                    limit the effect of Section 50(b) hereof;

                         (2) The  Trustees  shall not be liable for any error of
                    judgment made in good faith by an officer of the Trustees, unless it shall be proved that the Trustees were negligent in ascertaining the pertinent facts; and

                         (3) The  Trustees  shall not be liable with  respect to
                    any action taken or omitted to be taken in good faith in accordance with the direction of Lender relating to the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Mortgage.

                    (iv) Whether or not therein  expressly  so  provided,  every provision of this Mortgage relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 50(a).

                    (v) No provision of this Mortgage shall require the Trustees to expend or risk their own funds or otherwise incur any personal financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them.

               (b) At any time or times for the  purpose  of  meeting  the Legal
          Requirements of any jurisdiction in which any part of a Property may at the time be located, Lender shall have the power to appoint and, upon the written request of Lender, Borrower shall for such purpose join with Lender in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint one or more Persons reasonably approved by Lender to act as trustee pursuant to this Mortgage in such jurisdiction for such portion of the Property located in such jurisdiction (the "Jurisdictional Trustee") with such powers as are provided in the instrument of appointment which shall expressly designate the Property affected and the capacity of the appointee as a Jurisdictional Trustee, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 50; provided, however, that no instrument or document shall be signed on Borrower's behalf or required of Borrower that expressly creates personal liability on the part of Borrower or requires Borrower to expend any funds. If Borrower does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Lender alone shall make such appointment; provided, however, that no instrument or document shall be signed on Borrower's behalf or required of Borrower that expressly creates personal liability on the part of Borrower or requires Borrower to expend any funds. Should any written instrument from Borrower be reasonably required by any Jurisdictional Trustee so appointed for more fully confirming to such Jurisdictional Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Borrower; provided, however, that no instrument or document shall be signed on Borrower's behalf or required of Borrower that expressly creates personal liability on the part of Borrower or requires Borrower to expend any funds.

                    (i) Every Jurisdictional Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the terms set forth in Section 50(b)(iii) hereof.

                    (ii) As of the date hereof (i) Alexander title Agency, Inc., a Virginia Corporation, is hereby appointed Jurisdictional Trustee with respect to the Maryland and Virginia Properties;
               (ii) Chicago Title Insurance Company, a Missouri Corporation, is hereby appointed Jurisdictional Trustee with respect to the North Carolina properties; and (iii) Joseph B. Pitt, Jr., Trustee, a resident of Davidson County, Tennessee, is hereby appointed Jurisdictional Trustee with respect to the Tennessee properties.

                    (iii) To the extent  permitted  by law,  but to such  extent only, the Jurisdictional Trustee is appointed herein subject to the following terms, namely:

                         (1) Subject to the terms hereof and to the extent permitted by law, all rights, powers, duties and obligations under this Mortgage granted to or imposed upon Lender and the Jurisdictional Trustee shall be exercised solely by Lender.

                         (2) The rights,  powers,  duties and obligations hereby
                    conferred or imposed upon Lender and the Jurisdictional Trustee in respect of any Property covered by such appointment shall be exercised or performed by Lender separately, or at the election of Lender by Lender and the Jurisdictional Trustee jointly, except to the extent that
                    (i)  under  any  law  of  any   jurisdiction  in  which  any
                    particular act is to be performed by Lender and/or the Jurisdictional Trustee, Lender shall be incompetent or unqualified to perform such act or (ii) Lender shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the Jurisdictional Trustee at the written direction of Lender.

                         (3) Lender at any time, by an instrument in writing executed by it, may accept the resignation of or remove any Jurisdictional Trustee. Upon the written request of Lender, Borrower shall join with Lender in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to effectuate such resignation or removal; provided that Borrower shall not be required to incur personal liability as a direct result thereof. A successor to the Jurisdictional Trustee so resigned or removed may be appointed in the manner provided in this
                    Section 50.

                         (4) Subject to compliance with the laws of the State in
                    which the Property is located, upon the resignation or removal of any Jurisdictional Trustee, Lender shall have the power to appoint and, upon the written request of Lender, Borrower shall, for such purpose and provided that Borrower shall not incur any personal liability as a direct result thereof, join with Lender in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint one or more Persons reasonably approved by Lender to act as successor Jurisdictional Trustee together with Lender of all or any part of the Trust Estate so designated, with such power as provided for in this Section 50, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 50. If Borrower does not join in such appointment, within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Lender acting alone shall make such appointment. Should any written instrument from Borrower be required by any successor Jurisdictional Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Borrower; provided that Borrower shall not be required to incur personal liability as a direct result thereof.

                         (5) No Jurisdictional Trustee hereunder shall be personally liable by reason of any act or omission of Lender or any other trustee hereunder and Lender shall not be personally liable by reason of any act or omission of the Jurisdictional Trustee; neither shall knowledge of Lender be imputed to the Jurisdictional Trustee nor shall knowledge of the Jurisdictional Trustee be imputed to Lender.

                         (6) Any notice  delivered  to Lender shall be deemed to
                    have been sufficiently delivered without any delivery to the Jurisdictional Trustee.

                         (7) Any obligation of Borrower to file or give notices,
                    reports  or  information  to  Lender   hereunder   shall  be
                    satisfied by the delivery thereof to Lender.

                         (8) Any successor to the Jurisdictional Trustee (herein, called the "Successor Jurisdictional Trustee") shall execute, acknowledge and deliver to its predecessor (herein called the "Predecessor Jurisdictional Trustee"), Lender and Borrower, an instrument accepting such appointment. Thereupon, the Successor Jurisdictional Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Jurisdictional Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Jurisdictional Trustee. At the written request of Borrower, Lender or the Successor Jurisdictional Trustee, the Predecessor Jurisdictional Trustee shall execute and deliver an instrument, in recordable form, transferring to the Successor Jurisdictional Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign transfer, deliver and pay over to the Successor Jurisdictional Trustee, any property and money subject to the Lien hereof held by it. If any written instrument from Borrower or Lender be required by the Successor Jurisdictional Trustee for more fully and certainly vesting in and confirming to the Successor Jurisdictional Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Jurisdictional Trustee, all such instruments shall be made, executed, acknowledged and delivered by Borrower or Lender to the Successor Jurisdictional Trustee, provided that Borrower shall not be required to incur any personal liability as a direct result thereof.

               (c) Borrower covenants and agrees:

                    (i) to pay to the  Trustees  from  time to  time  reasonable compensation for all services rendered by them hereunder;

                    (ii) to reimburse each of Lender (subject to Section 18) and the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by it or them in accordance with any provision of this Mortgage (including reasonable compensation, expenses and disbursements of agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (iii) subject to Section 33, to indemnify the Trustees for, and to hold each harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the enforcement of remedies hereunder including the costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of the powers or duties hereunder or thereunder (except any liability incurred by Trustee and the Jurisdictional Trustee with negligence, willful misconduct or bad faith on its or their part).

The obligations of Borrower under this Section 50(c) to compensate or indemnify the Trustees and to pay or reimburse the Trustees for expenses, disbursements and advances shall constitute additional Indebtedness hereunder and shall survive the satisfaction and discharge of this Mortgage and shall be subject to the limitations of Section 33. When the Trustees or Lender incur expenses or render services after an occurrence of an Event of Default hereunder, the expenses and compensation for services are intended to constitute expenses of administration under any bankruptcy law.

               (d) To the extent permitted by law, but to such extent only, the Individual Trustee is appointed herein by Lender subject to the following terms, namely:

                    (i) Subject to the terms hereof and to the extent  permitted by law, all the rights, powers, duties and obligations under this Mortgage granted to or imposed upon the Individual Trustee shall be exercised solely by Lender except as herein provided.

                    (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Individual Trustee in respect of any property covered by such appointment shall be exercised or performed by Lender separately, or at the election of Lender by Lender and the Individual Trustee jointly, except to the extent that (i) under any law of any jurisdiction in which any particular act is to be performed by the Individual Trustee, Lender shall be incompetent or unqualified to perform such act or
               (ii) Lender shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the Individual Trustee at the written direction of Lender.

                    (iii) Lender at any time, by an instrument in writing executed by it, may accept the resignation of or remove any Individual Trustee. Upon the written request of Lender, Borrower shall join with Lender in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to effectuate such resignation or removal, provided that Borrower shall not be required to incur any personal liability as a direct result thereof. A successor to the Individual Trustee so resigned or removed may be appointed in the manner provided in this
               Section 50.

                    (iv) Upon the death, resignation or removal of any Individual Trustee, Lender shall have power to appoint and, upon the written request of Lender, Borrower shall, for such purpose and provided that Borrower shall not incur any personal liability as a direct result thereof, join with Lender in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint, one or more persons approved by Lender to act as Successor Individual Trustee together with Lender of all or any part of the Trust Estate, with such powers as provided for in this Section 50, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 50. If Borrower does not join in such appointment, within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Lender acting alone shall make such appointment, provided that Borrower shall not incur any personal liability as a direct result thereof.

                    (v) Should any written instrument from Borrower be reasonably required by any successor Individual Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Borrower, provided that Borrower shall not incur any personal liability as a direct result thereof.

                    (vi) No  Individual  Trustee  hereunder  shall be personally liable by reason of any act or omission of Lender or any other Trustee hereunder and Lender shall not be personally liable by reason of any act or omission of the Individual Trustee; neither shall knowledge of Lender be imputed to the Individual Trustee nor shall knowledge of the Individual Trustee be imputed to Lender.

                    (vii) Any notice delivered to Lender shall be deemed to have
               been   sufficiently   delivered   without  any  delivery  to  the
               Individual Trustee.

                    (viii) Any  obligation  of Borrower to file or give notices, reports or information to the Trustees hereunder shall be satisfied by the delivery thereof to Lender.

                  Any successor to the Individual Trustee (herein, in this subsection called the "Successor Individual Trustee") shall execute, acknowledge and deliver to his predecessor (herein, in this subsection, called the "Predecessor Individual Trustee"), Lender and Borrower, an instrument accepting such appointment. Thereupon, the Successor Individual Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Individual Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Individual Trustee. At the written request of Borrower, Lender or the Successor Individual Trustee, the Predecessor Individual Trustee shall execute and deliver an instrument transferring to the Successor Individual Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign, transfer, deliver and pay over to the Successor Individual Trustee, any property and money subject to the Lien hereof held by him. If any written instrument from Borrower or Lender be reasonably required by the Successor Individual Trustee for more fully and certainly vesting in and confirming to the Successor Individual Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Individual Trustee, all such instruments shall be made, executed, acknowledged and delivered by Borrower (provided that Borrower shall not incur any personal liability as a direct result thereof) or Lender to the Successor Individual Trustee.

               (e) At any time or times, (i) for the purpose of meeting the Legal Requirements of any jurisdiction in which any part of a Trust Estate may at the time be located or (ii) if Lender deems it to be necessary or desirable for the protection of its interests, Lender shall have the power to appoint, and upon written request of Lender, Borrower shall for such purpose join with Lender in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint (; provided, however, that no such instruments or agreements shall be required of Borrower that expressly creates personal liability on the part of Borrower or requires Borrower to expend any funds), one or more Persons approved by Lender either to act as co-trustee, jointly with Lender, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment which shall expressly designate the property affected and the capacity of the appointee as either a co-trustee or separate trustee, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this
          Section 50. If Borrower does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Lender alone shall make such appointment.

               Should any written instrument from Borrower be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, by request, be executed, acknowledged and delivered by Borrower (provided that Borrower shall not incur any personal liability as a direct result thereof).

               Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the same terms as hereinabove set forth for the Individual Trustee.

               (f) Borrower and Lender intend that the relationship created under this Mortgage be solely that of mortgagor and mortgagee and lender and borrower. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between Borrower and Lender.


               51 . As to Property in Florida. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any Properties located in
          Florida:

                    (a) Section 50 is deleted in its entirety as to the Mortgaged Properties located in Florida, and all references to "Jurisdictional Trustee", "Individual Trustee", "Successor Trustee", "Co-Trustee" and "Separate Trustee" in this Mortgage are deleted in their entirety as to the Mortgaged Properties located in Florida. It is the intention of the parties that this Mortgage shall be a mortgage and not a deed of trust with respect to the Mortgaged Properties located in Florida and that the Lender shall have all of the rights and remedies respectively granted herein to the above-identified trustee.

                    (b) This  Mortgage  secures  a  portion  of the  Note  made, executed and delivered in the State of New York, which Note renews, consolidates, amends and restates in their entirety, the Original Notes and the Additional Notes in the aggregate original principal amount of $122,028,471.

                    (c) The following  provision  replaces the first sentence of
               Section 3 of this Mortgage as to all Florida Properties. The recourse of Lender to the Properties located in the State of Florida (the "Florida Properties"), for recovery of principal under the Note is limited to the aggregate sum of $31,715,515.00, which is allocated as follows among the Properties in Florida:

                                                                     Allocated
               Parcel No. Property Name (County)                   Mortgage Debt

                2         North Airport, Tampa (Hillsborough)         $3,278,599
                4         Ft.   Lauderdale (Broward)                  $5,125,232
                8         Miami  Airport  (Dade)                      $6,071,257
                9         Southside  (Duval)                          $4,330,185
               10         Regency Brandon  (Hillsborough)             $4,351,157
               11         Davie Plantation (Broward)                  $4,952,824
               13         Clearwater (Pinellas)                       $3,606,261
                                                                      ----------

                         Total                                       $31,715,515

Nothing herein shall (a) limit Lender's recourse to such Properties for recovery of interest, costs or any other amounts other than principal on the Note, (b) limit Lender's recourse to any other Properties or other collateral for the obligations secured hereby, or (c) obligate Lender to apply any recoveries under the obligations secured by this Mortgage (as a result of recourse to any of the Properties or otherwise) in any particular order.

                    (d) Compliance with Mortgage  Foreclosure  Law. In the event that any provision in this Mortgage shall be inconsistent with any provision of the statutes or common law of the State of Florida governing the foreclosure of this Mortgage (collectively, the "Foreclosure Laws"), the provisions of the Foreclosure Laws shall take precedence over the provisions of this Mortgage but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the Foreclosure Laws.

                    (e) Future  Advances.  This  Mortgage is given to secure not only existing indebtedness, but also such future advances, whether such advances are obligatory or are to be made at the option of the Lender, or otherwise, as are made within twenty
               (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid principal balance so secured at one time shall not exceed $500,000,000, plus interest thereon, and any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, with interest on such disbursements.

                    (f) Renewal,  Consolidation,  Amendment and  Restatement  of
               Original Mortgage. The Original Note was secured by the Original Mortgages described on Exhibit "D". The obligations contained in the Original Note and the Original Mortgages have been renewed, consolidated, amended and restated in this Mortgage so that together they shall constitute in law, but one mortgage, a single, first mortgage upon the Property described in Exhibit "A-1" through "A-26" securing to Lender the repayment of the obligations as limited herein. Other than for the lien, conveyance and grant of the Original Mortgages as consolidated, amended and restated herein, the terms, representations and covenants and conditions of the Original Mortgage shall be and hereby are superseded and replaced by the terms, representations, covenants and conditions contained herein and the parties certify that this instrument secures the same indebtedness evidenced and secured by the Original Mortgage as consolidated, amended and restated by this Mortgage and secures no further or other indebtedness.

                    (g) The  reference in Section D of the  Granting  Clauses to the Uniform Commercial Code shall be deemed to refer to Florida Statutes Section 679.313 and Section 679.402, as amended, respectively. This Mortgage is intended to be a Financing Statement within the purview of Florida Statute Section 679.402 with respect to the personal property described herein. The addresses of the Borrower (Debtor) and the Lender (Secured Party) are herein set forth. This Mortgage is to be filed of record with the Clerk of the Circuit Court of the County or Counties where the Mortgaged Property is located.

                    (h) This  Mortgage  shall  constitute  a Security  Agreement within the meaning of the Florida Uniform Commercial Code with respect to (i) any and all sums at any time on deposit for the benefit of the Lender or held by the Lender (whether deposited by or on behalf of the Borrower or anyone else) pursuant to any of the provisions of the Mortgage and (ii) with respect to any personal property included in the Granting Clauses of this Mortgage, and all replacements of such personal property, and the proceeds thereof. Upon default, without limitation of any other remedies, the Lender shall have the remedies of a Secured Party under the Florida Uniform Commercial Code. The Debtor/Borrower hereby authorizes the Secured Party/Lender to execute, deliver, file or refile as Secured Party without joinder of the Borrower, any Financing Statement, Continuation Statement or other instruments the Lender may reasonably require from time to time to perfect or renew such security interest under the Uniform Commercial Code.

                    (i) This Mortgage shall be deemed to be and shall be construed as a Mortgage as well as a Security Agreement and Collateral Assignment of Leases, Rents and Revenues. Each of the remedies set forth herein, including without limitation the remedies involving a power of sale or power of attorney with respect to the Properties located in Florida and the right of Lender to exercise self-help in connection with the enforcement of the terms of this Mortgage shall be exercisable if and to the extent permitted by the laws of the State of Florida in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage.

                    (j) In any suit to foreclose the lien of this Mortgage there shall be allowed and included as additional indebtedness hereby secured in the final judgment decree all expenditures and expenses which may be paid or incurred by or on behalf of the Lender for attorneys' and paralegals' fees, appraisers' fees, outlays for documentary and expert evidence, stenographer charges, publication costs, costs (which may be estimated as to items to be expended after entry of the decree) of procuring all title searches and examinations and policies, and similar date and assurance with respect to title as Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree the true condition of the title to or the value of the mortgaged property.

                    (k) The  definition of  Environmental  Laws in this Mortgage shall, with respect to the Florida Properties, be deemed to include the Florida Pollutant Spill Prevention and Control Act, Chapter 376. Florida Statutes, and the Florida Air and Water Pollution Control Act, Chapter 403, part I of the Florida Statutes, together with any and all other environmental laws in effect from time to time in the State of Florida, as the same may be hereafter amended or modified.

               52. As to Property in Georgia. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any Properties located in
          Georgia:

                    (a) The Borrower hereby GRANTS,  BARGAINS, SELLS AND CONVEYS the Mortgaged Property unto the Lender and the successors, successors-in-title and assigns of the Lender , subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD IN FEE SIMPLE FOREVER. With respect to the Georgia Property, this instrument is intended to operate and to be construed as a deed passing fee simple or leasehold title to the Georgia Property to the Lender, as well as an assignment of leases and rents and security agreement, and not as a mortgage and is made under those provisions of the existing laws of the State of Georgia related to deeds to secure debt.

                    Should the  Obligations  be paid  according to the tenor and effect thereof when the same shall become due and payable, and should the Borrower perform all covenants herein contained in a timely manner, then this Mortgage shall be cancelled and surrendered.

                    (b) Section 50 is deleted in its entirety as to the Mortgaged Properties located in Georgia, and all references to "Jurisdictional Trustee", "Individual Trustee", "Successor Trustee", "Co-Trustee" and "Separate Trustee" in this Mortgage are deleted in their entirety as to the Mortgaged Properties located in Georgia. It is the intention of the parties that this Mortgage shall be a deed to secure debt and not a deed of trust with respect to the Mortgaged Properties located in Georgia and that the Lender shall have all of the rights and remedies respectively granted herein to the above-identified trustee.

                    THE NAMES OF THE DEBTOR AND THE SECURED  PARTY,  THE MAILING
               ADDRESS OF THE SECURED PARTY FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED AND THE MAILING ADDRESS OF THE DEBTOR ARE AS DESCRIBED IN EXHIBIT "--" HERETO AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL IS CONTAINED HEREIN, IN COMPLIANCE WITH THE REQUIREMENTS OF ARTICLE 9, SECTION 402 OF THE UNIFORM COMMERCIAL CODE, SECTION 11-9-402 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED
               (1982).

                    (d) Power of Sale.

                         (i) If an Event of Default shall have occurred, Lender,
                    at its option, may sell the Mortgaged Property or any part of the Mortgaged Property at public sale or sales before the door of the courthouse of the county in which the Mortgaged Property or any part of the Mortgaged Property is situated, to the highest bidder for cash, in order to pay the indebtedness secured hereby and accrued interest thereon and insurance premiums, liens assessments, taxes and charges, including utility charges, if any, with accrued interest thereon and all expenses of the sale and of all proceedings in connection therewith, including reasonable attorneys' fees actually incurred, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Mortgaged Property or any part of the Mortgaged Property in fee simple, with full warranties of title (or without warranties if Lender so elect) and to this end, Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title, interest, equity and equity of redemption that Borrower may have in and to the Mortgaged Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by dissolution, insolvency or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the indebtedness secured hereby and shall not be exhausted by one exercise thereof but may be exercised until fully payment of all indebtedness secured hereby. In the event of any such foreclosure sale by Lender, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossess according to provisions of law applicable to tenants holding over.

                         (ii) Lender may  adjourn  form time to time any sale by
                    it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Lender, without further notice or publication, may make such sale at the time and place to which the same shall so be adjourned.

                         (iii) Upon any sale made under or by virtue of this paragraph 3 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Lender may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Lender is authorized to deduct under this Mortgage.

                         (iv) No recovery of any  judgment by Lender and no levy
                    of an execution under any judgment upon the Mortgaged Property or upon any other property of Borrower shall affect in any manner or to any extent the lien and title of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, titles, rights, powers or remedies of Lender hereunder, but such liens, titles, rights, powers and remedies of Lender shall continue unimpaired as before.

                         (v) Upon the  completion  of any sale or sales  made by
                    Lender under or by virtue of this paragraph 52, Lender, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Lender is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Lender may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this paragraph 52, whether made unde the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

                         (vi) Lender,  at its option, is authorized to foreclose
                    this Mortgage subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Borrower, a defense to any proceedings instituted by Lender to collect the sums secured hereby.

                    (e) Discontinuance of Proceedings. If Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Lender shall have the unqualified right to do so and, in such an event, Borrower and Lender shall be restored to their former positions with respect tot he Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default. Borrower hereby expressly waives any and all benefits Borrower may have under O.C.G.A. ss.44-14-85 to claim or assert that the Indebtedness has been reinstated in accordance with its terms following the withdrawal of any foreclosure proceedings by Lender, and acknowledges and agrees that reinstatement shall occur only upon written agreement of Lender.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                    (f) Borrower's waiver of constitutional rights (to be initialed by Borrower):

WAIVER OF BORROWER'S RIGHTS. BY EXECUTION OF THIS MORTGAGE AND BY INITIALING THIS SECTION, BORROWER EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTES AND THE POWER OF ATTORNEY GIVEN HEREIN TO LENDER TO SELL THE MORTGAGED PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE (EXCEPT AS OTHERWISE PROVIDED HEREIN); (B) EXCEPT TO THE EXTENT PROVIDED OTHERWISE HEREIN, WAIVES ANY AND ALL RIGHTS WHICH BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY LENDER OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO LENDER; (C) ACKNOWLEDGES THAT BORROWER HAS READ THIS MORTGAGE AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER AND BORROWER HAS CONSULTED WITH COUNSEL OF BORROWER'S CHOICE PRIOR TO EXECUTING THIS MORTGAGE; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY BORROWER AS PART OF A BARGAINED FOR LOAN
TRANSACTION:

                             INITIALED BY BORROWER:

                             -------------------------------------

                         By: __________________________

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

               53. As to Property in Maryland. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any Properties located in
          Maryland:

                    (a) This Mortgage  shall be deemed a deed of trust and not a mortgage, and title to the Maryland Property shall be deemed to have been granted and conveyed to the Individual Trustee, in trust, with the power of sale or assert to decree, and not to the Lender.

                    (b) If the Lender elects to declare the entire principal sum of the obligation secured hereby to be forthwith due and payable as provided in this Section, the Lender may invoke the power of sale and any other remedies by applicable law.

                    (c) Any sale by the Trustee of the Property shall be made in the county in which the Property is situated. If the Property is situated in more than one county, then notices as hereinafter provided shall be given in both or all of such counties, the Property may be sold in either county, and such notices shall designate the county where the Property will be sold. If Lender invokes the power of sale, Lender shall mail or cause Trustee to mail a notice of sale to Borrower in the manner prescribed by applicable law. Trustee shall give notice of sale by public advertisement for the time and in the manner prescribed by applicable law. Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in any order Trustee determines. Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale.

                    Trustee  shall  deliver  to  the  purchaser  Trustee's  deed conveying the Property without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein.

                    (d) Borrower, in accordance with Rule 14-202 of the Maryland
               Rules of Procedure, does hereby declare and assent to the passage of a decree to sell the Property, in one or more parcels by the equity court having jurisdiction for the sale of the Property, and consents to the granting to any trustee appointed by the assent to decree of all the rights, powers and remedies granted to the Trustee in this Deed of Trust, together with any and all rights, powers and remedies granted by the decree. Neither the assent to decree nor the power of sale granted in this Section 53 shall be exhausted in the event the proceeding is dismissed before the payment in full of all sums secured by this Deed of Trust.

                    (e) The  proceeds  of any  such  sale  shall be  applied  in accordance with  applicable law.

                    (f) Borrower  warrants and represents  that the  Liabilities secured by this Mortgage are "commercial loans" within the meaning of the Commercial Law Article of the Annotated Code of Maryland.

                    (g) Notices  sent to Trustee in  accordance  with Section 26 shall be addressed to Trustee at: Alexander Title Agency, Inc., 7921 Jones Branch Drive, 6th Floor, McLean, Virginia 22102.

               54 . Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any Properties located in North Carolina:

                    (a) Special  Provisions  Regarding  Future  Advances.  It is
               intended that this Mortgage is and shall be a deed of trust and shall comply with the provisions of Section 45-67 of the General Statutes of North Carolina. For purposes of complying with the provisions of Section 45-68 of said statutes Borrower hereby represents as follows:

                         (i) That this Mortgage is given to secure future Obligations which may be incurred from time to time under this Mortgage or the Note;

                         (ii) That the principal  amount of present  obligations
                    secured by this Mortgage is $122,028,471;

                         (iii) That the maximum principal amount, including present and future obligations, which may be secured by this Mortgage at any one time is $122,028,471, provided that the foregoing limitation shall apply only to the lien upon real property created by this Mortgage and shall not in any manner limit, affect or impair any grant of a security interest in any personal property in favor of the Lender, for the benefit of the Lender, under the provisions of this Mortgage or the Note or under any other security agreement at any time executed by the Borrower; and

                         (iv) The period  within  which such future  Liabilities
                    may be  incurred  shall  extend up to and  include 15 years.

                    (b) Additional Provisions Regarding Power of Sale.

                         (i) In exercising  the power of sale herein  conferred,
                    after having been instructed by the Lender to do so, the Trustee shall comply with all applicable laws in effect with respect to the exercise of powers of sale contained in deeds of trust as of the date of the commencement of the proceeding. The Borrower agrees that in the event of a sale under the power of sale hereunder, the Lender shall have the right to bid thereat. The Trustee may require that the successful bidder at any sale deposit immediately with the Trustee cash or certified check in an amount not to exceed ten percent (10%) of the bid, provided notice of such requirement is contained in the advertisement of sale. The bid may be rejected if the deposit is not immediately made, and thereupon the next highest bidder may be declared to be the purchaser. Such deposit shall be refunded in case a resale is had; otherwise, it shall be applied to the purchase price. If personal property is sold hereunder, it need not be at the place of sale; the published notice, however, shall state the time and place where such personal
                    property  may  be  inspected   prior  to  sale.

                         (ii) Notwithstanding the provisions of Section 20 of this Mortgage, the proceeds of any sale of the Mortgaged Property pursuant to the power of sale contained herein shall  be  applied  first  to  the  costs  and  expenses  of foreclosure,  including,  but  not  limited  to a  Trustee's commission and to all costs, expenses and reasonable attorney's fees incurred by the Lender in connection with such sale, with the remaining proceeds to be applied as provided in Section 21 of this Mortgage.

                    (c) N.C. Gen. Stat. ss. 45-45.1. The provisions of N.C. Gen.
               Stat. ss. 45-45.1 and any similar statute enacted in replacement or substitution thereof shall be inapplicable to this Mortgage.

                    (d) THIS CONVEYANCE IS MADE IN TRUST, that if Borrower shall pay and perform or cause to be paid and performed all of the Obligations in accordance with the terms of the Loan Documents, and shall comply with all of the term, covenants and conditions of the Loan Documents, then this conveyance shall be null and void and may be cancelled of record at the request and cost of Borrower.

                    (e) Notices  sent to Trustee in  accordance  with Section 26 shall be addressed to Trustee at: Chicago Title Insurance Company, One Exchange Plaza, Suite 707, Raleigh, North Carolina 27601.

               55. As to Property in Tennessee. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any Properties located in
          Tennessee:

                    (a)  The  maximum   principal   indebtedness  for  Tennessee
               Recording Tax purposes is $11,345,278.86. This instrument secures obligatory advances and is for commercial purposes.

                    (b) This Mortgage shall be deemed to be and shall be construed as a deed of trust, enforceable in accordance with the applicable laws of the State of Tennessee, as well as a Consolidated, Amended and Restated Mortgage, Deed of Trust, Deed to Secure Debt, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits and reference throughout this instrument to "this Mortgage" shall mean, as appropriate, this "Deed of Trust, Indenture of Mortgage, Deed to Secure Debt, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits" and this "Deed of Trust" in its capacity as a Tennessee deed of trust. Nothing herein set forth shall limit the right of the Trustee to foreclose this Deed of Trust as a deed of trust under Tennessee law, at the option of Lender.

                    (c) Additional  Provisions.  The following  provisions shall also constitute an integral part of this Deed of Trust. Furthermore, in the event that any prior provisions of this Deed of Trust conflict with the following provisions of this Section 55, the provisions of this Addendum shall control and shall be deemed a modification of or amendment to the section or provision at issue. Reference throughout this Mortgage to "Borrower" shall mean Trustor, as appropriate.

                         (i) References to Sections 9-313, 9-402 and 9-501of the
                    Uniform Commercial Code shall mean TCA 47-9-313, TCA 47-9-402, and TCA 47-9-501, respectively. References to 9-402(f) and 9-501(d) of the Uniform Commercial Code shall mean TCA 47-9-402(5) and TCA 47-9-501(3), respectively.

                         (ii) Trustor agrees to pay all transfer taxes, recording fees, and any other fees required by or imposed by the State of Tennessee or the county in which the Mortgaged Property is located in order to record this Deed of Trust in the Register's Office of said County.

                         (iii) Any grant or conveyance of property to the Lender
                    shall, with respect to the properties located in Tennessee, be made in trust to the Trustee.

                         (iv) Upon the  occurrence  of an Event of  Default  and
                    upon the election of Lender to effect a trustee's sale of the Mortgaged Property in lieu of judicial foreclosure, then Lender may instruct the Trustee to enter and take possession of the Mortgaged Property, and before or after such entry to advertise for the sale of the Mortgaged Property for twenty-one (21) days by three (3) weekly notices in some newspaper published in the county and state where such property is situated, and sell the Mortgaged Property or such portion of the Mortgaged Property not thereafter released from the liens of this Deed of Trust as one parcel in its entirety or any part thereof, either in mass or in parcels, at public vendue, to the highest bidder for cash at the usual door of the Courthouse in the county in which the Mortgaged Property is situated, free from equity of redemption, and any statutory or common law rights of redemption, homestead, dower, marital shares, and all other exemptions, all of which are hereby expressly waived; and said Trustee shall execute a conveyance to the purchaser in fee simple and deliver possession to the purchaser, which Trustor binds itself and its successors and assigns shall be given without obstruction, hindrance, or delay. Trustee shall deliver to the purchaser, at any such trustee's sale, its deed, without warranty, which will convey to the purchaser of the interest in the property which the Trustor has or has the power to convey at the time of the execution of this Deed of Trust, and such as it may have acquired hereafter. The owners or holders of any part of the indebtedness hereby secured may become purchasers at any sale under this conveyance.

                         (v) The Trustee named herein or any  Successor  Trustee
                    shall be clothed with the full power to act when action herein shall be required and to execute any conveyance of the Mortgaged Property except as otherwise expressly required. In the event that the substitution of the Trustee shall become necessary for any reason, the substitution of one trustee in the place of the Trustee herein named shall be sufficient. The necessity of the Trustee herein named, or any successor in trust, making oath or giving bond is expressly waived.

                         The Trustee or anyone acting in his stead,  shall have,
                    in his discretion, authority to employ all proper agents and attorneys in the execution of this Mortgage and/or in the conducting of any sale made pursuant to the terms hereof, and to pay for such services rendered out of the proceeds of the sale of the Mortgaged Property, should any be realized; and if no sale be made, then Borrower hereby undertakes and agrees to pay the cost of such services rendered to said Trustee.

                         (d) Owner and Trustee. The owner of the Mortgaged Property is Homestead Village Limited Partnership with an office at c/o Homestead Village Incorporated, 2100 RiverEdge Parkway, Atlanta, Georgia. The Trustee is Joseph B. Pitt, Jr. with an office in the city of Nashville, Tennessee.

                         (e) Notices sent to Trustee in accordance  with Section
                    26 shall be addressed to Trustee at: Joseph B. Pitt, Jr., Trustee, c/o Chicago Title Insurance Company, 414 Union Street, Suite 1800, Nashville, Tennessee 37219.

               56. As to Property in Virginia. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any Properties located in
          Virginia:

                         (a)  With  respect  to the  portions  of the  Mortgaged
                    Property located in Virginia constituting real property, this instrument shall be deemed to be and shall be construed as a Deed of Trust, enforceable in accordance with the applicable laws of the Commonwealth of Virginia. As to the remainder of the Mortgaged Property located in Virginia, this instrument shall be deemed to be and shall be construed as a Security Agreement, Financing Statement and/or Assignment of Rents, as appropriate, and reference throughout this instrument to "this Mortgage" shall mean, as appropriate, this Deed of Trust, Security Agreement, Financing Statement and/or Assignment of Rents and references herein to "this Deed of Trust" shall mean this Mortgage in its capacity as a Virginia deed of trust.

                         (b) NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL
                    IN FULL OR THE TERMS HEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED

                    (c) Remedies of Lender.  Subject to the  provisions  of this
               Mortgage, upon the occurrence of an Event of Default under the terms of the Mortgage, in addition to any rights and remedies provided for in the Mortgage, and to the extent permitted by applicable law, the following provisions shall apply:

                         (i) Lender's Power of Enforcement. Beneficiary, with or
                    without entry, personally or by its agents or attorneys, in so far as applicable, may pursue any and all remedies against Grantor and the Mortgaged Property permitted by applicable law and the provisions of this Deed, including without limitation causing Trustee to execute the power of sale granted by this Deed to sell the Mortgaged Property at public auction to the highest bidder in strict accordance with all notice, advertisement and other applicable laws of the Commonwealth of Virginia. Grantor agrees that in addition to all other remedies and rights provided for in this Deed, this Deed shall be construed to impose and confer upon the parties hereto, and Beneficiary hereunder, all duties, rights and obligations prescribed in Section 55-59 et seq. Of the Code of Virginia and in effect as of the date of the acknowledgment hereof, and further to incorporate herein the following provisions, by the short-term references below, of Sections 55-59 et seq. And 55-60 of the Code of Virginia:


                                EXEMPTIONS WAIVED

                           SUBJECT TO ALL UPON DEFAULT

                  RENEWAL, EXTENSION OR REINSTATEMENT PERMITTED

                       ADVERTISEMENT REQUIRED ONCE A WEEK
                         FOR TWO CONSECUTIVE WEEKS IN A
                NEWSPAPER PUBLISHED OR HAVING GENERAL CIRCULATION

                                IN THE COUNTY OF
              [HENRICO, LOUDEN, FAIRFAX (AS APPLICABLE)], VIRGINIA

                       SUBSTITUTION OF TRUSTEE PERMITTED.


                         (ii) Lender's Right to Enter and Take Possession, Operate and Apply Income. Lender shall, at its option, have the right, acting through its agents or attorneys, either with or without process of law, forcibly or otherwise, to enter upon and take possession of the Mortgaged Property, expel and remove any persons, goods, or chattels occupying or upon the same, to collect or receive all the rents, issues and profits thereof and to manage and control the same, and to lease the same or any part thereof, from time to time, and, after deducting all reasonable attorneys' fees and expenses, and all reasonable expenses incurred in the protection, care, maintenance, management and operation of the Mortgaged Property, distribute and apply the remaining net income in accordance with the terms of this Mortgage or upon any deficiency decree entered in any foreclosure proceedings or otherwise established.

                    (d) Reference to Sections 9-313 and 9-402 of the Uniform Commercial Code. References to Sections 9-313 and 9-402 of the Uniform Commercial Code shall mean, if the Mortgaged Property is located in the State of Virginia, Section 8.9-313 and 8.9-402 of the Code of Virginia (1950 as amended).

                    (d) THE VIRGINIA PROPERTY DESCRIBED HEREIN CONSTITUTE SIX OF
               SEVERAL PROPERTIES LOCATED IN APPROXIMATELY SIX (6) STATES, ALL OF WHICH SECURE THE OBLIGATIONS OF BORROWER.

                    (e) Notices  sent to Trustee in  accordance  with Section 26 shall be addressed to Trustee at: Alexander Title Agency, Inc., 7921 Jones Branch Drive, 6th Floor, McLean, Virginia 22102

               57.Liability of Assignees of Lender. No assignee of Lender (an "Assignee") shall have any personal liability, directly or indirectly, under or in connection with this Mortgage or any amendment or amendments hereto made at any time or times, heretofore or hereafter, any liability being limited to the assets pledged as security pursuant to this Mortgage and Borrower hereby forever and irrevocably waives and releases any and all such personal liability. In addition, no Assignee shall have at any time or times hereafter any personal liability, directly or indirectly, under or in connection with or secured by any agreement, lease, instrument, encumbrance, claim or right affecting or relating to the Properties or to which the Properties are now or hereafter will be subject. The limitation of liability provided in this Section 57 is (i) in addition to, and not in limitation of, any limitation of liability applicable to the assignee provided by law or by any other contract, agreement or instrument, and (ii) shall not apply to any Assignee's negligence or willful misconduct.

               58. Securitization

               (A) Sale of Note and Securitization. At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under this Mortgage, Borrower shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Note or participation therein or the first successful securitization (such sale and/or securitization, the "Securitization") of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Note and the Mortgage, including:

                    (a) at Lender's  expense,  (i) provide  such  financial  and other information with respect to the Properties, Borrower and its Affiliates, the Manager and any Tenants of the Properties,
               (ii) provide business plans and budgets relating to the Properties and (iii) to perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (phase I's and, if appropriate, phase II's), engineering reports and other due diligence investigations of the Properties, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the "Provided Information"), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

                    (b) cause counsel to render opinions as to fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Properties and
               Borrower and its Affiliates, including, without limitation, a Bankruptcy Opinion, to be provided at Lender's expense, and a 10b-5 Opinion, to be provided at the request of Lender, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies; for the purposes hereof, (i) "Bankruptcy Opinion" shall mean an opinion to the effect that if the Borrower or the general partner of the Borrower were a debtor under the U.S. Bankruptcy Code, a court would not have valid legal grounds to cause the Borrower to be substantively consolidated with any other Person and (ii) the "10b-5 Opinion" shall mean an opinion or other written assurance of counsel acceptable to Lender and its counsel regarding the absence of any misstatement of a material fact, or the omission to state a material fact in any materials, other than financial information with respect to the Properties or the Loan, provided by the Borrower to the Lender in connection with the origination of the Loan, including without limitation information with respect to the Mortgage, the Mortgaged Property, the Manager, the Borrower and other legal aspects of the Mortgage Loan. The 10b-5 Opinion shall be delivered at Lender's expense, provided, however, that Borrower shall pay all expenses in connection with the 10b-5 Opinion exceeding $20,000. Borrower's failure to deliver the opinions required hereby within ten (10) Business Days shall constitute an "Event of Default" hereunder;

                    (c)  make  such  representations  and  warranties  as of the closing date of the Securitization with respect to the Properties, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and, to the extent still true, consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; and

                    (d) at Borrower's  expense,  execute such  amendments to the
               Loan Documents and Borrower's organizational documents, as may be reasonably requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization, provided that nothing contained in this subsection (d) shall result in any economic change in the transaction, or increase the liability or obligations, or reduce the rights and benefits, of the Borrower hereunder.

             (B) Cooperation with Rating Agencies. In the event this Loan becomes an asset of a securitization underwritten by Lender or any of its Affiliates, Borrower, prior to such securitization, shall implement any and all operations and maintenance plans recommended for asbestos or other environmental matters recommended in any environmental report and complete all surveys in connection therewith; provided, however, that nothing contained in this paragraph (B) shall limit the obligations of Borrower contained in this Mortgage or the other Loan Documents. In addition, Borrower shall (i) gather any environmental information required by the Rating Agencies in connection with such a securitization, (ii) at Lender's request, meet with representatives of such Rating Agencies to discuss the business and operations of the Mortgaged Property, and (iii) cooperate with the requests of the Rating Agencies in connection with all of the foregoing as well as in connection with all other matters, including, without limitation, entering into any amendments or modifications to this Mortgage or to any other Loan Document as may be required by the Rating Agencies; provided, however, that such amendments or modifications shall not increase Borrower's obligations or materially decrease Borrower's rights and benefits under the Loan Documents; further provided that Borrower shall not be obligated under this paragraph (B) to expend any of its funds or incur any expense to comply herewith.

               (C) Securitization Financial Statements. Borrower covenants and agrees that, upon Lender's written request therefor in connection with a securitization in which this Mortgage is to be included as an asset, Borrower shall, at Borrower's sole cost and expense, promptly deliver the most recent audited financial statements and related documentation prepared by an independent certified public accountant that satisfy applicable federal securities law requirements for use in a Public Registration Statement (which may include up to three (3) years of historical audited financial statements or for so long as Borrower has owned a Property). A "Public Registration Statement" shall mean a registration statement meeting the requirements of Section 5 of the Securities Act of 1933, as amended.

               (D)   Borrower   understands   that  certain  of  the  Provided
          Information and the information required to be delivered by Borrower hereunder (the "Required Records") may be included in disclosure documents in connection with the Securitization, including a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Borrower will cooperate with the holder of the Note in updating the Provided Information or Required Reports for inclusion or summary in the Disclosure Document by providing all current information pertaining to Borrower and the Properties necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters. (iii) (iv) In connection with each of (x) a preliminary and a private placement memorandum or (y) a preliminary and final prospectus, as applicable, and provided that Lender, at Lender's cost and expense has provided Borrower with drafts of such preliminary and final documents, and such additional information as Borrower shall reasonably require, Borrower agrees to provide an indemnification certificate:

          (A) certifying that Borrower has carefully examined those portions of such memorandum or prospectus, as applicable, pertaining to Borrower, the Properties and the Loan including applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "Description of the Mortgage Loans and Mortgaged Property", "The Manager", "The Borrower" and "Certain Legal Aspects of the Mortgage Loan", and such sections (and any other sections reasonably requested and pertaining to Borrower, the Properties or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

          (B) indemnifying Lender and the affiliates of Merrill Lynch & Co. ("ML"), that has filed the registration statement relating to the securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls ML within the meaning of Section 15 of the Securities Act or Section 30 of the Exchange Act of 1933, as amended (the "Securities Act") (collectively, the "ML Group"), and ML, each of its directors and each person who controls ML, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, the ML Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the applicable portions of such sections applicable to Borrower, the Properties or the Loan, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections or in light of the circumstances under which they were made, not misleading; and

          (C) agreeing to reimburse Lender and ML for any legal or other expenses reasonably incurred by Lender and ML in connection with investigating or defending the Liabilities for which Borrower has liability to Lender, the ML Group or the Underwriter Group. Borrower's Liability under clauses (A) or (B) above shall be limited to Liabilities arising out of or based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by Borrower in connection with the preparation of those portions of the memorandum or prospectus pertaining to Borrower, the Properties or the Loan or in connection with the underwriting of the debt, including financial statements of Borrower, operating statements, and rent rolls with respect to the Properties. This indemnity agreement will be in addition to any liability which Borrower may otherwise have.

               (iii) In connection with filings under the Exchange Act, Borrower agrees to (i) indemnify Lender, ML Group and the Underwriter Group for any Liabilities to which Lender, the ML Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and

          (ii) reimburse Lender or ML for any reasonable legal or other expenses reasonably incurred by Lender and ML in connection with defending or investigating the Liabilities.

               (iv) Promptly  after receipt by an  indemnified  party under this
          Section 58 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 58, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this Section 58 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

               (v) In order to provide for just and  equitable  contribution  in circumstances in which the indemnity agreement provided for in Section 58 is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 58, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the ML Group's and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and

          (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. (vi) (i)



          (E) Depositor and Registrant. Notwithstanding anything to the contrary contained herein, Borrower shall have no obligation to act as a depositor with respect to the Loan or an issuer or registrant with respect to the securities issued in any Securitization (or be deemed by the Securities and Exchange Commission to be an issuer, registrant or the functional equivalent  thereof  for  purposes  of the  Securities  Act).

          (F). Retention of Servicer. Lender reserves the right to retain a servicer to act as its agent hereunder with such powers as are specifically delegated to the servicer by Lender, whether pursuant to the terms of this Mortgage, the Cash Collateral Agreement or otherwise, together with such other powers as are reasonably incidental thereto.

          (G) Exculpated Parties. Notwithstanding anything to the contrary contained in this Section 58, no personal liability shall be asserted or enforceable against the Exculpated Parties for the Liabilities.

          59. Securitization Extension Term. Notwithstanding any other provision of this Mortgage, the provisions of Section 58 and all requirements of Borrower to deliver documents or certificates or to seek the consent or approval any Rating Agency shall only be effect (i) during the Securitization Extension Term and (ii) from the Anticipated Securitization Maturity Date until the Final Maturity Date, and shall have no force or effect prior to the Securitization Extension Term.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, this Mortgage has been duly executed under seal by Borrower, Trustee and Lender on the date first hereinabove written.

                                   BORROWER:

                                        HOMESTEAD VILLAGE LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By:HVI INCORPORATED,
                                           a Delaware corporation

                                           By:__________________________________
                                              Name: Laura L. Hamilton
                                              Title:   Senior Vice President

                                           Attest:______________________________
                                                  Name: J. Michael Dugan
                                                  Title:    Assistant Secretary

                                                  [CORPORATE SEAL]

Signed, sealed and delivered
in the presence of:

-----------------------------------------------
Witness

-----------------------------------------------
Witness

                                        TRUSTEE:

                                        ALEXANDER TITLE AGENCY, INC.,
                                         a Virginia corporation

                                        By:__________________________________
                                           Name:
                                           Title

                                        Attest:______________________________
                                               Name:
                                               Title:

                                        [CORPORATE SEAL]

Signed, sealed and delivered
in the presence of:

------------------------------------------------
Witness

------------------------------------------------
Witness

                                   TRUSTEE:

                                   CHICAGO TITLE INSURANCE COMPANY, a Missouri
                                             corporation

                                   By:_______________________________________
                                      Name:
                                      Title

                                   Attest:______________________________
                                             Name:
                                             Title:

                                   [CORPORATE SEAL]

Signed, sealed and delivered
in the presence of:

------------------------------------------------
Witness

------------------------------------------------
Witness

                                        TRUSTEE:

                                        ----------------------------------------
                                        JOSEPH B. PITT, JR., Trustee,
                                        a resident of Davidson County, Tennessee


Signed, sealed and delivered
in the presence of:

------------------------------------------------
Witness

------------------------------------------------
Witness

                                        LENDER:

                                        MIDLAND LOAN SERVICES, INC.,
                                        a Delaware corporation

                                        By:_____________________________________
                                             Name: Alan H. Torgler
                                             Title:Senior Portfolio Manager


                                        Attest:_________________________________
                                                  Name:
                                                  Title:

                                        [CORPORATE SEAL]

Signed, sealed and delivered
in the presence of:

------------------------------------------------
Witness

------------------------------------------------
Witness

                                                                [FL, GA, TN, VA]

State:  New York
County:  New York


On August 7, 1998, before me, the undersigned officer, personally appeared:

Laura L. Hamilton

personally known and acknowledged himself to me (or proved to me on the basis of satisfactory evidence) to be the

Senior Vice President of HVI Incorporated, the general partner of Homestead Village Limited Partnerhsip (herinafter, the "Partnership"),


and that as such person, being duly authorized to do so pursuant to the Partnership's agreement of limited partnership, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself/herself in his/her authorized capacities as such officer as his/her free and voluntary act and deed and the free and voluntary act and deed of said Partnership.


IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                    --------------------------------------------
                                    Notary Public

                                    My Commission Expires: __________

                                    Apply Stamp/Seal

                                                                           [MD]

STATE OF NEW YORK

COUNTY OF NEW YORK                                   TO WIT:

         I HEREBY CERTIFY, that on this 7th day of August, 1998, before me a Notary Public of the State aforesaid, personally appeared Laura L. Hamilton, who acknowledged herself to be the Senior Vice President of HVI Incorporated, the general partner of Homestead Village Limited Partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, who signed the same in my presence, and acknowledged that he executed the same for the purposes therein contained and in the capacity therein stated.

         WITNESS my hand and Notarial Seal.

                                                  ------------------------------
                                                  Notary Public

                                                  My commission expires:________

                                                                          NC-HVI
STATE OF NEW YORK

COUNTY OF NEW YORK

     I, Marlene Aponte, a Notary Public for said County and State,  certify that
J. Michael Dugan, personally came before me this day and acknowledged that he is the Assistant Secretary of HVI Incorporated, a Delaware corporation, who is general partner of Homestead Village Limited Partnership, and that, by authority duly given and as the act of the corporation as general partner, the foregoing instrument was signed by its Senior Vice President, sealed with its corporate seal, and attested by himself as its Assistant Secretary on behalf of said partnership.

                Witness my hand and official seal, this 7th day of August, 1998.

My commission expires: 12/22/99                   ______________________________
                                                  (Notary Public)
(Notary Seal)

                                                                  [NC - Midland]
STATE OF NEW YORK

COUNTY OF NEW YORK

                  I, ______________________, a Notary Public for said County and State, certify that _____________________, personally came before me this day and acknowledged that he is the ______________________ of Midland Loan Services, Inc., a Delaware corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed by its _______________________, sealed with its corporate seal.

               Witness my hand and official seal, this __th day of August, 1998.

My commission expires:_____________               ______________________________
                                                  (Notary Public)
(Notary Seal)

188980.04-New YorkS7A
                                                            [NC - Chicago Title]

STATE OF NEW YORK

COUNTY OF NEW YORK

                  I, ______________________, a Notary Public for said County and State, certify that _____________________, personally came before me this day and acknowledged that he is the ______________________ of Chicago Title Insurance company, a Missouri corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed by its _______________________, sealed with its corporate seal.

               Witness my hand and official seal, this __th day of August, 1998.

My commission expires:_____________               ______________________________
                                                  (Notary Public)
(Notary Seal)

188980.04-New YorkS7A
                                                                [VA - Alexander]

State:  __________________
County:  ________________


On August ___, 1998, before me, the undersigned officer, personally appeared:

----------------------------------------------------------------

[CORPORATE SEAL]

personally known and acknowledged himself to me (or proved to me on the basis of satisfactory evidence) to be the _______________________________________________

respectively of Alexander Title Agency, Inc. (hereinafter, the "Corporation")

and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself/herself in his/her authorized capacities as such officer as his/her free and voluntary act and deed and the free and voluntary act and deed of said Corporation.


                   IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                               ---------------------------------
                                               Notary Public

                                               My Commission Expires: __________

                                               Apply Stamp/Seal

                                                    [all states - Chicago Title]

State:  __________________
County:  ________________


On August ___, 1998, before me, the undersigned officer, personally appeared:

-------------------------------------------

[CORPORATE SEAL]

personally known and acknowledged himself to me (or proved to me on the basis of satisfactory evidence) to be the ______________________________________________

respectively of Chicago Title Insurance Company (hereinafter, the "Corporation")

and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself/herself in his/her authorized capacities as such officer as his/her free and voluntary act and deed and the free and voluntary act and deed of said Corporation.


IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                               ---------------------------------
                                               Notary Public

                                               My Commission Expires: __________

                                               Apply Stamp/Seal

                                                                     [TN - Pitt]


State of _____________
County of ____________

                  Personally appeared before me, the undersigned, a Notary Public in and for said County and State, duly commissioned and qualified, ____________________, the within named bargainors, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who acknowledged that they executed the foregoing instrument for the purposes therein contained.

Witness my hand seal at office this ___ day of __________, 1998.

My Commission Expires:

                            EXHIBIT A-1 through A-26

                               LEGAL DESCRIPTIONS

                                    EXHIBIT B

                                    Mortgages


PEACHTREE
GWINNETT COUNTY, GEORGIA

1. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of January 24, 1996, and recorded January 26, 1996 at Superior Court, Gwinnett County, Georgia in Book 12240, Page 80, by and between Atlantic Homestead Village Inc., as Grantor, and Security Capital Atlantic, Inc., as Grantee.

2. First Amended and Restated Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of May 28, 1996, and recorded May 30, 1996 at Superior Court, Gwinnett County, Georgia in Book 12749, Page 162, by and between Atlantic Homestead Village Inc., as Grantor, and Security Capital Atlantic, Inc., as Grantee.


NORTH AIRPORT - TAMPA
HILLSBOROUGH COUNTY, FLORIDA

1. Mortgage with Assignment of Leases and Rents and Security Agreement, dated as of January 24, 1996, and recorded January 26, 1996 in the official records of Hillsborough County, Florida in Book 8027, Page 84, by and between Atlantic Homestead Village Inc., as Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.

2. Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of May 28, 1996, and recorded May 30, 1996 at Circuit Court, Hillsborough County, Florida in Book 8163, Page 1562, by and between Atlantic Homestead Village Inc., as Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.

CUMBERLAND
COBB COUNTY, GEORGIA

1. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of July 11, 1996, and recorded August 12, 1996, in the official records of Cobb County, Georgia in Book 9791, Page 33, by and between Atlantic Homestead Village Inc., as Grantor, and Security Capital Atlantic Inc., as Grantee.


PERIMETER
FULTON CO., GEORGIA

1. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of January 24, 1996, and recorded January 26, 1996 with the Clerk's Office of Superior Court of Fulton County, Florida in Book 20521, Page 179, by and between Atlantic Homestead Village Inc., as Grantor, and Security Capital Atlantic Inc., as Grantee.

2. First Amended and Restated Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of May 28, 1996, and recorded May 30, 1996 with the Clerk's Office of Superior Court of Fulton County, Florida in Book 21012, Page 188, by and between Atlantic Homestead Village Inc., as Grantor, and Security Capital Atlantic Inc., as Grantee.


RESEARCH TRIANGLE PARK
DURHAM COUNTY, NORTH CAROLINA



1. Deed of Trust with Assignment of Leases and Rents and Security Agreement, dated as of January 24, 1996, and recorded January 26, 1996 with the Office of Register of Deeds of Durham County, North Carolina in Book 2159, Page 220, by and between Atlantic Homestead Village Limited Partnership, as Grantor, and Security Capital Atlantic Inc., as Beneficiary.

2. Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of May 28, 1996 and recorded in Public Records of Durham County, North Carolina in Book 2198, Page 389, by and between Atlantic Homestead Village Inc., as Grantor, and Security Capital Atlantic Inc., as Grantee. 4 5

SOUTHSIDE
DUVAL COUNTY, FLORIDA



1 Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of May 29, 1996, and recorded May 31, 1996 with the Office of Clerk of Duval County, Florida in Book 8358, Page 1251, by and between Atlantic Homestead Village Inc., as Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.


INNSBROOK
HENRICO COUNTY, VIRGINIA

1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of October 17, 1996, and recorded November 8, 1996 with Clerk's Office of Henrico County, Virginia in Book 2683, Page 2014, by and between Homestead Village Incorporated, as Trustor, and Security Capital Atlantic, Inc., as Beneficiary.


BRANDON
HILLSBOROUGH COUNTY, FLORIDA

1. Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of June 25, 1996, and recorded June 26, 1996 in Circuit Court of Hillsborough County, Florida in Book 8196, Page 418, by and between
     Atlantic Homestead Village Inc., as Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.


FT. LAUDERDALE
BROWARD COUNTY, FLORIDA

1. Mortgage with Assignment of Leases and Rents and Security Agreement, dated as of January 29, 1996 and recorded February 2, 1996 in the public records of Broward County, Florida in Book 24449, Page 598, by and between Atlantic Homestead Village Inc., as Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.

2. Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of May 28, 1996, and recorded in the public records of Broward County, Florida in Book 24940, Page 160, by and between Atlantic Homestead Village Inc., as Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.

BWI
ANNE ARUNDEL COUNTY, MARYLAND

1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of October 30, 1996, and recorded November 1, 1996 in Circuit Court of Anne Arundel County in Book 7660 Page 789, by and between Homestead Village Inc., as Trustor, Edward M. Hanson, Jr., as Trustee, and Security Capital Atlantic Inc., as Beneficiary.


EXECUTIVE PARK
DEKALB COUNTY, GEORGIA

1. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of September 20, 1996, and recorded October 23, 1996, in the official records of DeKalb County, Georgia, in Book 9185, Page 467, by and between Atlantic Homestead Village Inc., as Grantor, and Security Capital Atlantic Inc., as Grantee.


GWINNETT PLACE
GWINNETT, GEORGIA

1. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of November 19, 1996, and recorded December 20, 1996 in Superior Court, Gwinnett County, Georgia in Book 13588, Page 37, by and between Homestead Village Inc., as Grantor, and Security Capital Atlantic Inc., as Grantee.

CLEARWATER
PINELLAS COUNTY, FLORIDA

1. Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of August 5, 1996, and recorded August 7, 1996 in the Records Office of Pinellas County, Florida in Book 9427, Page 455, by and between Atlantic Homestead Village Inc., as Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.

MIAMI AIRPORT
DADE COUNTY, FLORIDA

1. Mortgage with Assignment of Leases and Rents and Security Agreement, dated as of May ___, 1996, and recorded May 8, 1996 in the public records office of Dade County, Florida in Book 17194, Page 1229, by and between Atlantic Homestead Village Inc., Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.

2. Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of May 28, 1996, and recorded in _______, _____ in Book 17219, Page 1229, by and between Atlantic Homestead Village Inc., as Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.


NORTH RALEIGH
WAKE COUNTY, NORTH CAROLINA

1. Deed of Trust with Assignment of Leases and Rents and Security Agreement, dated as of February 20, 1996, and recorded February 20, 1996 in the Register of Deeds for Wake County, North Carolina in Book 6854, Page 500, by and between Atlantic Homestead Limited Partnership, as Grantor, and Security Capital Atlantic Inc., as Grantee.

2. Amended and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of May 28, 1996, and recorded May 30, 1996 in the Register of Deeds for Wake County, North Carolina in Book 7001, Page 47, by and between Atlantic Homestead Village Limited Partnership, as Trustor, Ross J. Smyth, as Trustee, and Security Capital Atlantic Inc., as Beneficiary.

DAVIE PLANTATION
BROWARD COUNTY, FLORIDA

1. Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of June 27, 1996, and recorded June 28, 1996 in the official records of Broward County, Florida in Book 25068, Page 732, by and between Atlantic Homestead Village Inc., as Mortgagor, and Security Capital Atlantic Inc., as Mortgagee.

ROSWELL
FULTON COUNTY, GEORGIA

1. Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of September 27, 1996, and recorded October 17, 1996, in the official records of Fulton County, Georgia, in Book 21668, Page 138, by and between Atlantic Homestead Village Inc., as Grantor, and Security Capital Atlantic Inc., as Grantee, as affected by that certain Partial Quitclaim Release Deed, dated as of June 30, 1998, by and between Security Capital Atlantic Inc., and Homestead Village Inc., as successor in interest to Atlantic Homestead Village Inc.


GERMANTOWN
MONTGOMERY COUNTY, MARYLAND

1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of April 11, 1997, and recorded February 16, 1997 in the official records of Montgomery County, Maryland in Liber 14811, Folio 98, by and between Homestead Village Inc., as Trustor, Edward M. Hanson, Jr., as Trustee, and Security Capital Atlantic Inc., as Beneficiary.


NASHVILLE AIRPORT
DAVIDSON COUNTY, TENNESSEE


1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of March 22, 1996, and recorded March 22, 1996 with the Clerk's Office of Davidson County, Tennessee in Book 9988, Page 227, by and between Atlantic Homestead Village Limited Partnership, as Grantor, and Security Capital Atlantic Inc., as Beneficiary.

2. Amended and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of May 30, 1996, and recorded May 30, 1996 with the Clerk's Office of Davidson County, Tennessee in Book 10066, Page 472, by and between Atlantic Homestead Village Limited Partnership, as Grantor, James Cheshire, Esq., as Trustee, and Security Capital Atlantic Incorporated, as Beneficiary.

DULLES SOUTH
FAIRFAX COUNTY, VIRGINIA

1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 14, 1996, and recorded November 15, 1996 in the official records of Fairfax County, Virginia in Book 9856, Page 832, by and between Homestead Village Inc., as Trustor, William A. Walsh, Jr., as Trustee, and Security Capital Atlantic Inc., as Beneficiary.

2. First Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement, and recorded December 19, 1996 in the official records of Fairfax County, Virginia in Book 9883, Page 1122, by and between Homestead Village Inc., as Trustor, and Security Capital Atlantic Inc., as Beneficiary, as amended by that certain Second Amendment to Deed of Trust, Assignment of Leases and Rents, and Security Agreement, recorded in Book 1515, Page 371, Public Records of Louden County, Virginia, and that certain Third Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement, recorded in Book 10082, Page 1909, Public Records of Fairfax County, Virginia.


FAIR OAKS
FAIRFAX COUNTY, VIRGINIA

1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of October 3, 1996, and recorded October 9, 1996 with Clerk's Office of Fairfax County, Virginia in Book 9828, Page 831, by and between Atlantic Homestead Village Incorporated, as Trustor, and Security Capital Atlantic Incorporated, as Beneficiary.


COOL SPRINGS
WILLIAMSON COUNTY, TENNESSEE

1 Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 8, 1996, and recorded November 8, 1996 in the official records of Williamson County, Tennessee in Book 1461, Page 437, by and between Atlantic Homestead Village Incorporated, as Grantor, and Security Capital Atlantic Incorporated, as Beneficiary.

CRABTREE
WAKE COUNTY, NORTH CAROLINA

1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 6, 1996, and recorded November 7, 1996, in the Wake County Registry, North Carolina in Book 7218, Page 177, by and between Atlantic Homestead Village Limited Partnership, as Trustor, Ross J. Smyth, as Trustee, and Security Capital Atlantic Inc., as Beneficiary.

2. Modification Agreement, dated as of March 2, 1998 in the Register of Deeds for Wake County Registry, North Carolina in Book 7974, Page 939.


DULLES NORTH
LOUDEN COUNTY, VIRGINIA

1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 14, 1996, and recorded November 15, 1996 in the official records of Fairfax County, Virginia in Book 9856, Page 832, by and between Homestead Village Inc., as Trustor, William A. Walsh, Jr., as Trustee, and Security Capital Atlantic Inc., as Beneficiary.

2. First Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement, and recorded December 19, 1996 in the official records of Fairfax County, Virginia in Book 9883, Page 1122, by and between Homestead Village Inc., as Trustor, and Security Capital Atlantic Inc., as Beneficiary, as amended by that certain Second Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement, recorded in Book 1515, Page 371, Public Records of Louden County, Virginia, and that certain Third Amendment to Deed of Trust, Assignment of Leases and Rents, and Security Agreement, recorded in Book 10082, Page 1909, Public Records of Fairfax County, Virginia.

RESTON
FAIRFAX COUNTY, VIRGINIA

1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 14, 1996, and recorded November 15, 1996 in the official records of Fairfax County, Virginia in Book 9856, Page 832, by and between Homestead Village Inc., as Trustor, William A. Walsh, Jr., as Trustee, and Security Capital Atlantic Inc., as Beneficiary.

2. First Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement, and recorded December 19, 1996 in the official records of Fairfax County, Virginia in Book 9883, Page 1122, by and between Homestead Village Inc., as Trustor, and Security Capital Atlantic Inc., as Beneficiary, as amended by that certain Second Amendment to Deed of Trust, Assignment of Leases and Rents, and Security Agreement, recorded in Book 1515, Page 371, Public Records of Louden County, Virginia, and that certain Third Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement, recorded in Book 10082, Page 1909, Public Records of Fairfax County, Virginia.

FAIRVIEW PARK
FAIRFAX COUNTY, VIRGINIA

1. Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of November 14, 1996, and recorded November 15, 1996 in the official records of Fairfax County, Virginia in Book 9856, Page 832, by and between Homestead Village Inc., as Trustor, William A. Walsh, Jr., as Trustee, and Security Capital Atlantic Inc., as Beneficiary.

2. First Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement, and recorded December 19, 1996 in the official records of Fairfax County, Virginia in Book 9883, Page 1122, by and between Homestead Village Inc., as Trustor, and Security Capital Atlantic Inc., as Beneficiary, as amended by that certain Second Amendment to Deed of Trust, Assignment of Leases and Rents, and Security Agreement, recorded in Book 1515, Page 371, Public Records of Louden County, Virginia, and that certain Third Amendment to Deed of Trust, Assignment of Leases and Rents and Security Agreement, recorded in Book 10082, Page 1909, Public Records of Fairfax County, Virginia.

                                    EXHIBIT C

                                 Existing Notes

                                    EXHIBIT D

                          SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

                  This Agreement is entered into as of ____________, [199__], by
and   between   ___________________,   a   _________________   ("Tenant"),   and
_____________ LIMITED PARTNERSHIP ("Lender").

W I T N E S S E T H:
                  A. __________ ("Landlord") has executed and delivered a Mortgage Note, dated as of ______, 199_ (the "Note").

                  B. The Note is held by the Lender and is secured in part by an Indenture of Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of ______, 199_, among Landlord, as grantor, Lender (as amended or modified, the "Mortgage"), which Mortgage is recorded at Book __, Page __ of the Official Records of ________ County, ________, and covers certain real property which is commonly known as __________ in _________ (the "Project") and more particularly described on Exhibit A attached hereto and made a part hereof.

                  C. Tenant is entering into a lease with Landlord, dated ____________, 19__, pursuant to which Tenant will let certain premises at the Project (the "Lease").

                  D. Pursuant to Article [ ] of the Lease, Tenant is required to enter into this Agreement, and upon execution by Lender and Tenant, the Tenant's leasehold interest in the Project will be subordinate to the interest of Lender under the Mortgage.

                  NOW THEREFORE, the parties hereto mutually agree as follows:

          1. Subordination. The Lease shall be subject and subordinate in all respects to the Mortgage, and to any and all advances to be made thereunder and all renewals, modifications, consolidations, replacements and extensions thereof.

          2. Nondisturbance. So long as Tenant pays all rents and other charges as specified in the Lease and is not otherwise in default of any of its obligations and covenants pursuant to the Lease beyond any applicable grace periods thereunder, Lender agrees for itself and its successors in interest and for any purchaser of the Project upon a foreclosure of the Mortgage, that Tenant's possession of the premises as described in the Lease and Tenant's other rights under the Lease will not be disturbed during the term of the Lease, as said term may be extended pursuant to the terms of the Lease or said premises may be expanded as specified in the Lease, and that the successor in interest to the rights and obligations of the Landlord under the Lease will abide by the provisions of the Lease, notwithstanding any other provisions in the Mortgage. For purposes of this paragraph, a foreclosure shall include a sheriff's or trustee's sale under the power of sale contained in the Mortgage and any other transfer of the Landlord's interest in the Project under peril of foreclosure, including without limitation the generality of the foregoing, an assignment or sale in lieu of foreclosure.

          3. Attornment. Subject (i) to Landlord's successor in interest's full compliance with the conditions relating to nondisturbance as set forth in
     Section 2 above and (ii) to the performance by the same of all obligations of the Landlord under the Lease with respect to obligations arising and accrued from and after the date that said successor in interest acquires its interest in the Project, Tenant agrees to attorn to, accept and recognize said successor in interest as the landlord under the Lease for the then remaining balance of the term of the Lease, and any extensions thereof as made pursuant to the Lease. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Lender or the purchaser at any foreclosure sale or any other successor to Landlord, as the case may be, any reasonable instrument which may be necessary or appropriate to such successor landlord to evidence such attornment.

          4. Notwithstanding anything to the contrary contained herein or in the Lease, it is specifically understood and agreed that Lender or any receiver, purchaser or successor landlord shall not be:

          (a) liable for any act, omission, negligence or default of any prior landlord; provided, however, that such successor landlord shall be liable and responsible for the performance of all covenants and obligations of landlord under the Lease from and after the date that it takes title to the Project; or

          (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord except those permitted under the Mortgage; or

          (c) bound by any rent or additional rent which is payable on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord.

Notwithstanding the foregoing, Tenant reserves its rights to any and all claims or causes of action against such prior landlord for prior losses or damages and against the successor landlord for all losses or damages arising from and after the date that such successor landlord takes title to the Project.

          5. Successors. The obligations and rights of the parties pursuant to this Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representatives of the respective parties.

                  IN WITNESS WHEREOF, the parties have executed under seal and delivered this Agreement in _____________, ____________ County, _________, as of
the date set forth above.


                                     Lender:

                                     -----------------------------------
                                     as Lender


                                     By:____________________________


                                    [TENANT]:


                                     By:____________________________

                                    EXHIBIT E

                                    AFFIDAVIT



STATE OF NEW YORK

COUNTY OF NEW YORK


         BEFORE ME came in person Laura L. Hamilton (hereinafter referred to as the "Deponent"), who, having been duly sworn and on oath, deposes and says as follows:

         That Deponent is the duly elected and acting Senior Vice President of HVI Incorporated, a Delaware corporation, which is the general partner of Homestead Village Limited Partnership (hereinafter referred to as the "Lender"), and as such Deponent is authorized to make this affidavit and is personally familiar with the matters set forth herein.

          (a) That Borrower is a limited partnership organized under the laws of the State of Delaware; maintains its principal place of business at 2100 RiverEdge Parkway, Atlanta, Georgia; and hat the note referred to herein will be held by, or on behalf of, the Lender.

          b) Contemporaneously herewith Lender is making a loan (hereinafter referred to as the "Loan") to Homestead Village Limited Partnership, which Loan will be evidenced by a Consolidated, Amended, Renewed and Restated Promissory Note in the aggregate principal amount of One Hundred Twenty-Two Million, Twenty-Eight Thousand, Four Hundred Seventy-One Dollars ($122,028,471) (the "Note") to be held by Lender.

          (c) That the Consolidated, Amended and Restated Mortgage, Deed of Trust, Deed to Secure Debt, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits (hereinafter referred to as the "Mortgage") being given to secure the Loan, secures the Note.

          (d) That the Loan is secured by interests in real property located within the State of Georgia and in the following States: Florida, Maryland, North Carolina, Tennessee and Virginia.

          (e) That based upon written appraisals prepared by licensed and experienced appraisers, obtained in connection with the making of the Loan, the fair market value of the real property securing the loan and located within the State of Georgia is $52,886,993.00 and the value of all real property securing the Loan and located within and without the State of Georgia is $217,770,835.00; accordingly, the value of the real property located in the State of Georgia securing the Loan is 24% of the total value of all real property securing the Loan within and without the State of Georgia.

          (f) The Intangible Recording Tax due the State of Georgia in connection with the Loan transaction is calculated as follows:

----------------------------------------------------------- --------------------------------------------------------
                    Total Loan Amount                                            $122,028,471
----------------------------------------------------------- --------------------------------------------------------
Value of Real Property Located within the State of Georgia                        $52,886,993
----------------------------------------------------------- --------------------------------------------------------
Value of all Real Property Located within and without the                        $217,770,835
                     State of Georgia
----------------------------------------------------------- --------------------------------------------------------
       Intangible Recording Tax Due on Entire Loan                                $366,085.41
----------------------------------------------------------- --------------------------------------------------------
  Allocated Intangible Recording Tax Due With Respect to                          $87,860.50
                  Georgia Real Property
----------------------------------------------------------- --------------------------------------------------------
    Intangible Recording Tax Due After Application of                               $25,000
                      $25,000.00 Cap
----------------------------------------------------------- --------------------------------------------------------

          (g) Within the State of Georgia, the following percentages represent the value of the real estate interest in each county of the State of Georgia to the total fair market value of all of the real estate interests within the State of Georgia:

------------------ ------------------ --------------------------- -----------------------

                                      PERCENTAGE OF
                   PROPERTY           TOTAL GEORGIA               TAX PAID
COUNTY             VALUE              PROPERTY                    THIS COUNTY
------------------ ------------------ --------------------------- -----------------------
Gwinnett                  14,016,019           26.5%              $6,625.00
------------------ ------------------ --------------------------- -----------------------
Fulton                    20,783,562           39.3%              $9,825.00
------------------ ------------------ --------------------------- -----------------------
Cobb                       9,155,054           17.3%              $4,325.00
------------------ ------------------ --------------------------- -----------------------
DeKalb                     8,932,358           16.9%              $4,225.00
------------------ ------------------ --------------------------- -----------------------
TOTAL                     52,886,993           100%               $25,000.00
------------------ ------------------ --------------------------- -----------------------

          (h) This Affidavit is being given pursuant to Rule 560-11-8-.07 of the Rules and Regulations of the Georgia Department of Revenue and may be relied upon by the Georgia Department of Revenue and the Clerk of Superior Court or Tax Commissioner in the county in which real property securing the Loan is located in connection with the payment of the Georgia intangible recording tax.

          Deponent say further not.


                                               _________________________________
                                               Name:

          Sworn to and subscribed before me, a Notary Public in for the aforesaid State and County by _________________________, known personally to me, who, being duly sworn and on oath, deposed and said that the within and foregoing statements are true and correct as of this ____ day of _________________, 1998.

                                               _________________________________

                                               Notary Public

                                              My Commission Expires: ___________

                                              [NOTARIAL SEAL]

                                   EXHIBIT F-1

                            DEED OF TRUST INFORMATION
                           MONTGOMERY COUNTY, MARYLAND


TYPE OF INSTRUMENT:  CONSOLIDATED, AMENDED AND RESTATED MORTGAGE, DEED OF TRUST,
                     DEED  TO  SECURE   DEBT,  SECURITY  AGREEMENT,    FINANCING
                     STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS


BORROWER'S NAME AND ADDRESS:       HOMESTEAD VILLAGE LIMITED PARTNERSHIP
                                   40 HOMESTEAD VILLAGE INCORPORATED
                                   2100 RIVEREDGE PARKWAY
                                   ATLANTA, GEORGIA 30228

LENDER'S NAME AND ADDRESS:         MIDLAND LOAN SERVICES, INC.
                                   210 WEST 10TH STREET
                                   KANSAS CITY, MISSOURI 64105

PARCEL IDENTIFICATION NUMBERS:     80009044

PROPERTY DESCRIPTION:              SEE EXHIBIT "A"

TITLE INSURER AND ADDRESS:         CHICAGO TITLE INSURANCE COMPANY
                                   700 SOUTH FLOWER STREET 920
                                   LOS ANGELES, CALIFORNIA 90017

ADDRESS OF PROPERTY:               20141 CENTURY BOULEVARD
                                   GERMANTOWN, MD 20874

                                   EXHIBIT F-2

                            DEED OF TRUST INFORMATION
                          ANNE ARUNDEL COUNTY, MARYLAND


TYPE OF INSTRUMENT:  CONSOLIDATED, AMENDED AND RESTATED MORTGAGE, DEED OF TRUST,
                     DEED TO SECURE DEBT, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS


BORROWER'S NAME AND ADDRESS:       HOMESTEAD VILLAGE LIMITED PARTNERSHIP
                                   40 HOMESTEAD VILLAGE INCORPORATED
                                   2100 RIVEREDGE PARKWAY
                                   ATLANTA, GEORGIA 30228

LENDER'S NAME AND ADDRESS:         MIDLAND LOAN SERVICES, INC.
                                   210 WEST 10TH STREET
                                   KANSAS CITY, MISSOURI 64105

PARCEL IDENTIFICATION NUMBERS:     5017-9005-0067

PROPERTY DESCRIPTION:              SEE EXHIBIT "A"

TITLE INSURER AND ADDRESS:         CHICAGO TITLE INSURANCE COMPANY
                                   700 SOUTH FLOWER STREET 920
                                   LOS ANGELES, CALIFORNIA 90017

ADDRESS OF PROPERTY:               939 INTERNATIONAL DRIVE
                                   LINTHICUM, MD 21090

                                   SCHEDULE 1

                             ALLOCATED LOAN AMOUNTS

                                   SCHEDULE 2

                              OPERATING AGREEMENTS

                               TABLE OF CONTENTS

          1.       Definitions                                             10
          2.       Warranty30
          3.       Payment and Performance of Obligations Secured.         32
          4.       Negative Covenants                                      32
          5.       Insurance                                               33
          6.       Condemnation and Insurance Proceeds                     38
          7.       Impositions, Liens and Other Items                      44
          8.       Funds for Taxes and Insurance                           46
          9.       License to Collect Rents                                47
          10.      Security Agreement                                      48
          11.      Transfers, Indebtedness and Subordinate Liens           49
          12.      Maintenance of Mortgaged Property; Alterations; Inspection;
                     Utilities                                             53
          13.      Legal Compliance                                        56
          14.      Books and Records, Financial Statements, Reports and
                     Other Information                                     57
          15.      Compliance with Leases and Agreements                   59
          16.      Lender's Right to Perform                               60
          17.      Borrower's Existence; Organization and Authority        60
          18.      Protection of Security; Costs and Expenses              61
          19.      Management of the Mortgaged Property                    62
          20.      Remedies62
          21.      Application of Proceeds                                 68
          22.      CERTAIN WAIVERS                                         69
          23.      Notice of Certain Occurrences                           69
          24.      Trust Funds                                             70
          25.      Taxation                                                70
          26.      Notices                                                 70
          27.      No Oral Modification                                    70
          28.      Partial Invalidity                                      70
          29.      Successors and Assigns                                  71
          30.      Governing Law                                           71
          31.      Certain Representations, Warranties and Covenants       71
          32.      No Waiver                                               77
          33.      Non-Recourse Obligations                                77
          34.      Further Assurances                                      78
          35.      Estoppel Certificates                                   78
          36.      [Intentionally Omitted]                                 79
          37.      Indemnification by Borrower                             79
          38.      Release of Property                                     81
          39.      Rating Agency Monitoring                                84
          40.      Environmental Matters                                   84
          41.      Recourse Nature of Certain Indemnifications             86
          42.      Counterparts                                            86
          43.      Merger, Conversion, Consolidation or Succession to
                     Business of Lender                                    86
          44.      No Endorsement                                          86
          45.      Intentionally Omitted.                                  86
          46.      Defeasance                                              86
          47.      Defeasance Collateral Account                           89
          48.      [Intentionally Omitted]                                 90
          49.      Liability of Lender                                     90
          50.      Lender and Trustee.                                     90
          51.      As to Property in Florida.                              98
          52.      As to Property in Georgia.                              101
          53.      As to Property in Maryland                              106
          54.      As to Property in North Carolina                        107
          55.      As to Property in Tennessee                             108
          56.      As to Property in Virginia                              110
          57.      Liability of Assignees of Lender                        112
          58.      Securitization                                          113
          59.      Securitization Extension Term                           118


EXHIBIT A          Legal Descriptions
EXHIBIT B          Mortgages
EXHIBIT C          Existing Notes
EXHIBIT D          Subordination, Nondisturbance and Attornment Agreement
EXHIBIT E          Affidavit
EXHIBIT F          Deed of Trust Information (Maryland only)

SCHEDULE 1                 Allocated Loan Amounts

                       CONSOLIDATED, AMENDED AND RESTATED
                  MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT,
                    SECURITY AGREEMENT, FINANCING STATEMENT,
                    FIXTURE FILING AND ASSIGNMENT OF LEASES,
                           RENTS AND SECURITY DEPOSITS
                           Dated as of August 7, 1998
                                      from

                      HOMESTEAD VILLAGE LIMITED PARTNERSHIP

                                having an address
                       c/o Homestead Village Incorporated
                             2100 RiverEdge Parkway
                             Atlanta, Georgia 30328

                                   as Borrower

                                       to

                          ALEXANDER TITLE AGENCY INC.,
                         CHICAGO TITLE INSURANCE COMPANY
                                       and
                              JOSEPH B. PITT, JR.,
                   as their interests may appear herein with respect
                          to the Deed of Trust States

                                       and

                           MIDLAND LOAN SERVICES, INC.
                              having an address at
                              210 West 10th Street
                           Kansas City, Missouri 64105

                        as its interest may appear herein
 ------------------------------------------------------------------------------

                   Prepared and drafted by and after recording, return to:
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                919 Third Avenue
                            New York, New York 10022
                           Attn: Harvey R. Uris, Esq.

                                                                             TN



                       CONSOLIDATED, AMENDED AND RESTATED
                  MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT,
                    SECURITY AGREEMENT, FINANCING STATEMENT,
                    FIXTURE FILING AND ASSIGNMENT OF LEASES,
                           RENTS AND SECURITY DEPOSITS
                           Dated as of August 7, 1998
                                      from

                      HOMESTEAD VILLAGE LIMITED PARTNERSHIP

                                having an address
                       c/o Homestead Village Incorporated
                             2100 RiverEdge Parkway
                             Atlanta, Georgia 30328

                                   as Borrower

                                       to

                          ALEXANDER TITLE AGENCY INC.,
                         CHICAGO TITLE INSURANCE COMPANY
                                       and
                              JOSEPH B. PITT, JR.,
                   as their interests may appear herein with respec
                          to the Deed of Trust States

                                       and

                           MIDLAND LOAN SERVICES, INC.
                              having an address at:
                              210 West 10th Street
                           Kansas City, Missouri 64105

                        as its interest may appear herein
                  Prepared and drafted by and after recording,
                  return to:
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                919 Third Avenue
                            New York, New York 10022
                           Attn: Harvey R. Uris, Esq.
 ------------------------------------------------------------------------------
MAXIMUM  PRINCIPAL  INDEBTEDNESS   FOR  TENNESSE   RECORDING   TAX  PURPOSES  IS
$11,345,278.86.

THIS INSTRUMENT SECURES OBLIGATORY ADVANCES AND IS FOR COMMERCIAL PURPOSES.

                                                                              FL
                       CONSOLIDATED, AMENDED AND RESTATED
                  MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT,
                    SECURITY AGREEMENT, FINANCING STATEMENT,
                    FIXTURE FILING AND ASSIGNMENT OF LEASES,
                           RENTS AND SECURITY DEPOSITS
                           Dated as of August 7, 1998
                                      from

                      HOMESTEAD VILLAGE LIMITED PARTNERSHIP

                                having an address
                       c/o Homestead Village Incorporated
                             2100 RiverEdge Parkway
                             Atlanta, Georgia 30328

                                   as Borrower

                                       to

                          ALEXANDER TITLE AGENCY INC.,
                         CHICAGO TITLE INSURANCE COMPANY
                                       and
                              JOSEPH B. PITT, JR.,
                   as their interests may appear herein with respect to the
                              Deed of Trust States

                                       and

                           MIDLAND LOAN SERVICES, INC.
                              having an address at
                              210 West 10th Street
                           Kansas City, Missouri 64105

                        as its interest may appear herein

                  Prepared and drafted by and after recording, return to:
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                919 Third Avenue
                            New York, New York 10022
                           Attn: Harvey R. Uris, Esq.
 ------------------------------------------------------------------------------

NOTES TO TAX EXAMINER

1. THE "NOTE" (DEFINED BELOW) SECURED HEREBY WAS EXECUTED AND DELIVERED OUTSIDE OF THE STATE OF FLORIDA. AS MORE PARTICULARLY SET FORTH IN SECTION 51 HEREINBELOW, BENEFICIARY'S RECOURSE AGAINST EACH OF THE PROPERTIES LOCATED IN THE STATE OF FLORIDA FOR RECOVERY OF PRINCIPAL SECURED BY THIS MORTGAGE IS LIMITED TO THE AMOUNT FOR THAT FLORIDA PROPERTY REFERRED TO IN SECTION 51 (THE AMOUNT TO WHICH SUCH RECOURSE IS LIMITED AS TO ANY FLORIDA PROPERTY IS CALLED
THAT FLORIDA PROPERTY'S "LIMITED AMOUNT", WHICH LIMITED AMOUNTS AGGREGATE $31,715,515.

2. DOCUMENTARY STAMP TAX HEREON IN THE AMOUNT OF $111,004.60 IS CALCULATED ON THE AGGREGATE OF THE LIMITED AMOUNTS AND IS AFFIXED TO THE COUNTERPART OF THIS INSTRUMENT RECORDED IN THE FOLLOWING COUNTIES IN FLORIDA: HILLSBOROUGH COUNTY, BROWARD COUNTY, DUVAL COUNTY, PINELLAS COUNTY AND DADE COUNTY.

3. THE NOTE RENEWS THE "ORIGINAL NOTES" AND THIS MORTGAGE RENEWS THE "ORIGINAL MORTGAGES" (EACH DEFINED BELOW). FLORIDA NON-RECURRING INTANGIBLE TAX ON THE ORIGINAL NOTES WAS PAID ON THE FOLLOWING ORIGINAL MORTGAGES, BASED ON THE FOLLOWING AMOUNTS:

PROPERTY/COUNTY                     ORB/PAGE         AMOUNT
---------------                     --------         ------
North Airport Tampa (Hillsborough)          8027/84           $6,750.94
Ft. Lauderdale (Broward)                    24449/598         $7,118.24
Miami Airport (Dade)                        17194/1229        $7,671.97
Southside (Duval)                           8358/1251         $8,251.09
Regency Brandon (Hillsborough)              8196/418          $6,386.91
Davie Plantation (Broward)          25068/732                $10,181.43
Clearwater (Pinellas)                       9427/455          $7,415.51
                                                              ---------
         Total                                               $53,776.09

FLORIDA NON-RECURRING INTANGIBLE TAX HEREON IS COMPUTED ON $4,924,243.00, THE AGGREGATE AMOUNT BY WHICH THE LIMITED AMOUNT FOR ANY FLORIDA PROPERTY AS SET
FORTH IN NOTE 1 ABOVE, EXCEEDS THE AMOUNT ON WHICH SUCH TAX WAS PAID ON RECORDATION OF THE ORIGINAL MORTGAGE ENCUMBERING SUCH FLORIDA PROPERTY AS SET FORTH IN NOTE 3 ABOVE.

                                                                          GA
     Prepared and drafted by and after recording, return to:
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                919 Third Avenue
                            New York, New York 10022
                           Attn: Harvey R. Uris, Esq.

                       CONSOLIDATED, AMENDED AND RESTATED
                  MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT,
                    SECURITY AGREEMENT, FINANCING STATEMENT,
                    FIXTURE FILING AND ASSIGNMENT OF LEASES,
                           RENTS AND SECURITY DEPOSITS
                           Dated as of August 7, 1998
                                      from

                      HOMESTEAD VILLAGE LIMITED PARTNERSHIP

                                having an address
                       c/o Homestead Village Incorporated
                             2100 RiverEdge Parkway
                             Atlanta, Georgia 30328

                                   as Borrower

                                       to

                          ALEXANDER TITLE AGENCY INC.,
                         CHICAGO TITLE INSURANCE COMPANY
                                       and
                              JOSEPH B. PITT, JR.,
                   as their interests may appear herein with respect to the
                              Deed of Trust States

                                       and

                           MIDLAND LOAN SERVICES, INC.
                              having an address at
                              210 West 10th Street
                           Kansas City, Missouri 64105

                        as its interest may appear herein

NOTE TO CLERK OR TAX COMMISSIONER: THIS INSTRUMENT SECURES AN INDEBTEDNESS IN AN AGGREGATE PRINCIPAL FACE AMOUNT OF $122,028,471 SECURED BY PROPERTY LOCATED WITHIN AND WITHOUT THE STATE OF GEORGIA AND WITHIN MULTIPLE COUNTIES WITHIN THE STATE OF GEORGIA. ATTACHED HERETO AS EXHIBIT E IS AN AFFIDAVIT SIGNED BY MORTGAGEE DESCRIBING THE ALLOCATION, CALCULATION AND AMOUNT OF INTANGIBLE TAX DUE ON THIS INSTRUMENT.